Registration No. 33-61542
                                                       Registration No. 811-7662


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. / /
                         Post-Effective Amendment No. 29

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 29

                           U.S. GLOBAL ACCOLADE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code (210) 308-1234



                           Frank E. Holmes, President
                           U.S. Global Accolade Funds
                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Name and Address of Agent for Service)


Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/ / on _________________, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a) of Rule 485

/X/ on February 28, 2006, pursuant to paragraph (a) of Rule 485.

================================================================================
PART A. INFORMATION REQUIRED IN A PROSPECTUS (ITEMS 1 - 8)
================================================================================

      Prospectus

      Eastern
      European Fund

      FEBRUARY 28, 2006

                          The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                      U.S. GLOBAL ACCOLADE FUNDS

                                                   [U.S. Global Investors logo]

CONTENTS

RISK/RETURN SUMMARY                                                1

PERFORMANCE                                                        2

FEES AND EXPENSES                                                  3

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                  4

FUND MANAGEMENT                                                    9

HOW TO BUY SHARES                                                 11

HOW TO SELL (REDEEM) SHARES                                       13

HOW TO EXCHANGE SHARES                                            14

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS             15

OTHER INFORMATION ABOUT YOUR ACCOUNT                              17

ADDITIONAL INVESTOR SERVICES                                      17

DISTRIBUTIONS AND TAXES                                           18

FINANCIAL HIGHLIGHTS                                              19

RISK/RETURN SUMMARY

Investment Objective
The Eastern European Fund seeks long-term growth of capital.

The fund's trustees may change the objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a non-diversified series of U.S. Global Accolade Funds (Trust). The subadviser for the fund is Charlemagne Capital (IOM) Limited
(Subadviser).

Main Investment Strategies
The fund invests, under normal market conditions, at least 80% of its net assets in the common stocks of companies located in the emerging markets of Eastern Europe. In general, Eastern European countries are in the early stages of industrial, economic, or capital market development. Eastern European countries may include countries that were, until recently, governed by communist governments or countries that, for any other reason, have failed to achieve levels of industrial production, market activity, or other measures of economic development typical of the developed European countries. Although the fund may invest in any Eastern European country, it currently focuses its investment in companies located in Russia, Poland, the Czech Republic, Hungary and Turkey.

While the fund may invest in companies of any size and in any sector, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The Subadviser's bottom-up stock selection process may, from time to time, identify investment opportunities which are clustered in certain sectors.

Main Risks
The fund is classified as a "non-diversified" fund, and, as such the fund's portfolio may include the securities of a smaller total number of issuers than if the fund were classified as "diversified." Because the fund may invest a greater proportion of its assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset values than if the fund were required to hold smaller positions of the securities or a larger number of issuers.

Given the limited number of issuers in Eastern European countries, along with liquidity and capacity constraints in certain markets, as the asset size of the fund grows it may be more difficult for the subadviser to locate attractive securities to purchase and the ability of the subadviser to efficiently trade into or out of particular securities or markets may become more limited.

The fund is designed for long-term investors who can accept the special risks of investing in Eastern European countries that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in the fund. An investment in shares of the fund is not a complete investment program. The fund is speculative and is not appropriate for all investors. You may lose money by investing in the fund.

Market Risk
The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

Portfolio Management
The skill of the Subadviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks, and other matters.

Foreign Securities/Emerging Markets
The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which includes those countries in which the fund primarily invests. Political and economic structures in Eastern European countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, Eastern European securities markets are substantially smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

While the Subadviser's investment focus is on companies in Eastern Europe that are large capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

Geographic Concentration--Eastern Europe
The fund concentrates its investments in companies located in Eastern Europe. Because of this, companies in the fund's portfolio may react similarly to political, social, and economic developments in any of the Eastern European countries. For example, many companies in the same region may be dependent on related government fiscal policies. Companies may be adversely affected by new or unanticipated legislative changes that could affect the value of such companies and, therefore, the fund's share price. The fund's returns and share price may be more volatile than those of a less concentrated portfolio.

Sector Risk
From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which may negatively affect a particular sector. In addition, governmental policies towards international trade and tariffs may affect particular sectors.

PERFORMANCE

The following bar chart and table show the variability of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart below shows changes in the fund's performance from year to year.

The performance shown occurred when the fund was relatively small in size. Consequently, the fund's performance may be different if the assets of the fund continue to increase.

Annual Total Returns (as of December 31 each year)

                      [EASTERN EUROPEAN FUND BAR CHART]

Best quarter shown in the bar chart above:     % in       quarter
                                           ----                   ----

Worst quarter shown in the bar chart above:     % in       quarter
                                            ----                   ----

The table below compares the fund's average annual returns for the past one- and five-year periods, as well as for the life of the fund, to those of unmanaged indexes.

AVERAGE ANNUAL
TOTAL RETURNS (FOR
THE PERIODS ENDING                             SINCE
DECEMBER 31,                                   INCEPTION
2005)                  1 YEAR        5 YEARS   (3/31/97)
 EASTERN EUROPEAN
  FUND
 RETURN BEFORE TAXES
 RETURN AFTER TAXES
  ON DISTRIBUTIONS
 RETURN AFTER TAXES
  ON DISTRIBUTIONS
  AND SALE OF FUND
  SHARES
 S&P 500 INDEX*
 MORGAN STANLEY
  CAPITAL EMERGING
  MARKETS EUROPE
  INDEX**                     %             %    n/a
 MORGAN STANLEY
  CAPITAL EMERGING
  MARKETS EASTERN
  EUROPEAN INDEX
   (RUSSIA AT 30%
   MARKET CAP
   WEIGHTED)***

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. Companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The Morgan Stanley Capital Emerging Markets Europe Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe (Czech Republic, Hungary, Poland, Russia, and Turkey). In the future, this index will be used as the primary benchmark comparison for this fund as the subadviser believes it is more representative of the investments in the fund. The index commenced December 1998. The returns for the Morgan Stanley Capital Emerging Markets Europe Index reflect no deduction for fees, expenses or taxes. The previous benchmark index was the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted).

***The Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted) is a capitalization-weighted index that monitors the performance of emerging market stocks from all the countries that make up the Eastern European region. The returns for the Morgan Stanley Capital Emerging Markets Eastern European Index (Russia at 30% market cap weighted) reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct
Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.

 Maximum sales charge (load) imposed on
  purchases                                  None
 Account closing fee(1)                       $10
 Administrative exchange fee                   $5
 Small account fee(2)                         $24
 Short-term trader's fee (if shares are
  exchanged or redeemed in less than 180
  days)(3)                                   2.00%

Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of the fund's net assets during the fiscal year ended October 31, 2005.

Management fees                                 %
Distribution (12b-1) fees                       %
Other expenses                                  %
                                              -----
Total annual fund operating expenses(4)         %

(1) Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" section on page 15 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 15 for pertinent information.)

(4) Does not include rebate by the Subadviser in the fiscal year ended
October 31, 2005, that reduced net fund expenses to    %. This rebate
represented a portion of management fees paid to the Subadviser by two mutual funds, managed by the Subadviser, in which the fund had invested. The amount of future reimbursements to the fund cannot be determined, as they are dependent upon many factors, including continued investment in those securities.

Example of Effect of the Fund's Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 * You invest $10,000.

 * Your investment has a 5% annual return.

 * The fund's operating expenses remain the same.

 * All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

       1 YEAR            3 YEARS       5 YEARS       10 YEARS


You would pay the following expenses if you did not redeem your shares:

       1 YEAR            3 YEARS       5 YEARS       10 YEARS


Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

Investment Process

The Subadviser's bottom-up stock selection process is based on rigorous in-house research. Although the Subadviser's investment decisions may be based on various factors, among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, four main factors are taken into consideration: (1) earnings growth--especially the sustainability of such growth; (2) dividend yield--incorporating change in the financial condition of the company and management policy; (3) corporate governance-increased transparency and attitude towards minority shareholders; and (4) operating risk--balance sheet strength and impact of cyclical factors.

The Subadviser also considers the political and economic environment within each of the Eastern European countries.

The Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider liquidity, material price changes and superior investment opportunities.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal circumstances, the fund will invest at least 80% of its net assets in investments in Eastern Europe (as defined below). The fund will normally invest primarily in equity securities (including common stock, preferred stock, and securities convertible into common or preferred stock) of companies located in Eastern European countries. The fund may invest without limit in any country in Eastern Europe and in any sector within the Eastern European region. The fund currently invests in companies located in Russia, Poland, the Czech Republic, Hungary, Turkey, Croatia, Slovenia and Slovakia. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

The Subadviser considers the following countries to be in the Eastern European region: Albania, Armenia, Azerbaijan, Belarus, Bulgaria, Croatia, Czech Republic, Estonia, FYR Macedonia, Georgia, Hungary, Kazakhstan, Kyrgyzstan, Latvia, Lithuania, Moldova, Poland, Romania, Russia, Slovakia, Slovenia, Tajikistan, Turkey, Turkmenistan, Ukraine, Uzbekistan.

The fund will consider investments in Eastern Europe to be the following:

1. securities of issuers that are organized under the laws of any Eastern European country or have a principal office in an Eastern European country,

2. securities of issuers that derive 50% or more of their revenues from business in Eastern European countries, or have at least 50% of their assets in Eastern European countries; or

3. equity securities that are traded principally on a securities exchange in an Eastern European country. (For this purpose, investment companies that invest principally in securities of companies located in one or more Eastern European countries will also be considered to be located in an Eastern European country, as will American Depository Receipts (ADRs) and Global Depository Receipts (GDRs) with respect to the securities of companies located in Eastern European countries.)

The fund will provide shareholders with at least 60 days prior notice of any changes in its 80% investment policy.

Foreign Securities
The fund may invest substantially all of its assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks are generally intensified in emerging markets, which includes those countries in which the fund primarily invests. These risks include:

 * CURRENCY RISK. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

 * POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

 * REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

 * MARKET RISK. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 * TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

Geographic Concentration--Eastern Europe
Political and economic structures in many Eastern European countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in Eastern European countries. As a result, the risks normally associated with investing in any foreign country may be heightened in Eastern European countries. For example, the small size and inexperience of the securities markets in Eastern European countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, Eastern European countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain Eastern European countries and it may be difficult, as a result, to assess the value or prospects of an investment in such companies. These factors may make it more difficult for the fund to calculate an accurate net asset value on a daily basis and to respond to significant shareholder redemptions.

Many of the countries in which the fund invests experienced extremely high rates of inflation, particularly between 1990 and 1996 when central planning was first being replaced by the capitalist free market system. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk.

In addition to the special risks common to most Eastern European countries described above, each individual Eastern European country also necessarily involves special risks that may be unique to that country. Following is a brief description of special risks that may be incurred when the fund invests in Croatia, the Czech Republic, Hungary, Poland, Russia, Slovakia, Slovenia and Turkey.

CROATIA. Croatia lies between Bosnia, Herzegovina and Slovenia in South Eastern Europe.

After years of instability brought on by war, Croatia is looking to the future and improving relations with its neighbours with a view to gaining EU candidate status. To achieve candidate status, Croatia has been implementing a number of economic and structural reforms and has made good progress. However, high structural unemployment, a widening budget deficit and an inefficient legal system remain significant barriers to entry.

Once Croatia does gain candidate status, Croatia's credit rating outlook and risk profile may improve dramatically.

THE CZECH REPUBLIC. The Czech Republic was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in the Czech Republic is young and still evolving. These reforms leave many uncertainties regarding market and legal issues.

The Czech Republic has instituted substantial privatization since 1992, when the first wave of privatization began. Information suggests that dominant or majority shareholders now control many of the larger privatized companies and that further restructuring is likely. Members of management and owners of these companies are often less experienced than managers and owners of companies in Western European and U.S. markets. Additionally, securities markets on which the securities of these companies are traded are in their infancy.

The legal system of the Czech Republic is still evolving. Bankruptcy laws have been liberalized, giving creditors more power to force bankruptcies. The number of bankruptcies, while still relatively low, is increasing each year. Laws exist regulating direct and indirect foreign investment, as well as repatriation of profits and income, and are subject to change at any time. Tax laws include provisions for both value-added taxes and income taxes. Courts of law are expected to, but may not, enforce the legal rights of private parties.

The Czech Republic joined the European Union (EU) in 2004.

HUNGARY. Hungary, formerly governed by a communist regime, tried unsuccessfully to implement market-oriented reforms in 1968. Beginning in 1989, Hungary again undertook transformation to a market-oriented economy. These reforms are still relatively recent and leave many uncertainties regarding economic and legal issues. Privatization in Hungary has been substantial but is not yet complete.

Owners and managers of Hungarian enterprises are often less experienced with market economies than owners and managers of companies in Western European and U.S. markets. The securities markets on which the securities of these companies are traded are in their infancy.

Laws governing taxation, bankruptcy, restrictions on foreign investments and enforcement of judgments are subject to change.

Hungary joined the EU in 2004.

POLAND. Poland began market-oriented reforms in 1981. In late 1989, more comprehensive reforms were enacted. Most small enterprises have been privatized. Privatization of larger entities has been a slower process, delayed by disputes regarding the compensation of fund managers and the role of investment funds charged with privatizing industry.

A 1991 law permitted the formation of mutual funds in Poland. The Warsaw Stock Exchange also opened in 1991 and has grown dramatically, becoming one of the most liquid markets in Eastern Europe. However, it is still a young market with a capitalization much lower than the capitalization of markets in Western Europe and the U.S.

Legal reforms have been instituted and laws regarding investments are published on a routine basis. However, important court decisions are not always accessible to practitioners. While there are currently no obstacles to foreign ownership of securities and profits may be repatriated, these laws may be changed anytime without notice.

Poland joined the EU in 2004.

RUSSIA. Russia, as a member of the Soviet Union, began reforms under "perestroika" in 1985. After the collapse of the Soviet Union, Russia accelerated market-oriented reforms. Privatization began in 1992, and economic conditions stabilized. The transition process suffered a major setback in August 1998, when the Russian government defaulted on its ruble-denominated sovereign debt. This action has negatively affected Russian borrowers' ability to access international capital markets and has had a damaging impact on the Russian economy. Privatization of Russian industry is now largely complete.

There is also speculation that organized crime exerts significant influence on Russian industry. Concentrated ownership and control of Russian companies limits the ability of outsiders to influence corporate governance. Legal reforms to protect stockholders' rights have been implemented, but stock markets remain underdeveloped and illiquid.

Privatization of agricultural land has been unsuccessful due to disputes between executive and legislative branches regarding property rights. To date, the Russian government has not authorized any form of property restitution.

Russian industry is in need of restructuring to close outdated facilities and increase investment in technology and management. Financial institutions do not allocate capital in an efficient manner. Bankruptcy laws are restrictive and offer little protection to creditors. Foreign creditors must file insolvency claims through Russian subsidiaries. Bankruptcies remain rare.

The Russian system of taxation deters investment and hinders financial stability by concentrating on the taxation of industry with relatively little emphasis on individual taxation.

SLOVAKIA. Slovakia was formerly governed by a communist regime. In 1989, a market-oriented reform process began. The market-oriented economy in Slovakia is young and still evolving, and its markets are fragmented and lack liquidity. These reforms leave many uncertainties regarding economic and legal issues.

Slovakia's path toward privatization differs from the path of the Czech Republic. The Slovakian government has issued bonds that can be held until maturity, sold immediately, or redeemed for shares of stock in companies being privatized. This method of privatization creates uncertainty about future restructuring that may occur as bonds are sold and/or converted.

Owners and managers of Slovakian enterprises are often less experienced with market economies than owners and managers of companies in Western European and American markets. The securities markets on which the securities of these companies are traded are also in their infancy.

Laws regarding bankruptcy, taxation, and foreign ownership of Slovakian enterprises are evolving and may be changed dramatically at any time. Import and export regulations are minimal.

Slovakia joined the EU in 2004.

SLOVENIA. The Republic of Slovenia is situated between Italy, Austria and
Croatia.

Slovenia's transition from a socialist regime to a market economy continues to be very successful and the economy is currently enjoying healthy growth and balanced trade.

Slovenia became one of the first candidate countries to finalize negotiations with the EU and obtained full EU membership in 2004. EU membership will improve Slovenia's risk profile and drive foreign investment which will lead to an increased level of liquidity in the stock market and a rise in company valuations.

TURKEY. Turkey is currently undergoing substantial change in its efforts to join the European Union. The availability of investment opportunities and the ability to liquidate investments profitably may depend on the continued pursuit by government of certain current economic liberalization policies. Political climates may change, sometimes swiftly. There is no assurance that government will continue with such policies in their present form. The fund's investments may also be subject to risks of expropriation, nationalization or confiscatory taxation.

Investing in equities and fixed income obligations in Turkey involves certain considerations not usually associated with investing in securities in more developed capital markets. The securities market in Turkey is less liquid and more volatile than securities markets in the United States and Western Europe. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in public and private debt and other fixed income obligations of more developed countries.

There may also be less state regulation and supervision of the securities markets, less reliable information available to brokers and investors and enforcement of regulations may be different from those in the United States, Western Europe and other more developed countries. Consequently, there may be less investor protection. Disclosure, accounting and regulatory standards are in most respects less comprehensive and stringent than in developed markets. In addition, brokerage commissions and other transaction costs and related taxes on securities transactions in Turkey are generally higher than those in more developed markets.

The Czech Republic, Hungary, Poland, Slovakia and Slovenia, together with five other countries, agreed to join the European Union in 2004. This represents the culmination of a ten-year process and will complete the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

Other Types of Investments, Related Risks, and Considerations
While not principal strategies, the fund, to a limited extent, may invest in preferred stock and convertible securities, may engage in strategic transactions (including futures, options and foreign forward currency transactions), may invest in money market instruments, may lend portfolio securities, may hold temporary investments such as repurchase agreements, may invest in illiquid securities and the securities of investment companies, and may purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information.

For temporary defensive purposes, the fund may invest up to 100% of its assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in local Eastern European country currencies as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell the fund's portfolio securities without regard to holding periods if it believes such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains. Tax and transaction costs lower the fund's effective return for investors. The fund's historical portfolio turnover rates are noted under Financial Highlights.

Portfolio Holdings
A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and on the fund's website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of
mutual funds with approximately $     billion in assets. For the fiscal
                                 ----
year ended October 31, 2005, the Adviser was paid a fee of 1.25% of average net assets in the fund.

Subadviser
Effective January 25, 2002, the Adviser and the fund contracted with Charlemagne Capital (IOM) Limited to serve as Subadviser for the Fund. The Subadviser, located at Regent House, 16-18 Ridgeway Street, Douglas, Isle of Man, manages the composition of the portfolio and furnishes the fund advice and recommendations with respect to its investments and its investment program and strategy. In consideration for such services, the Adviser shares the management fee (net of expense reimbursements and waivers, if any) with the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees. The Subadviser's predecessor managed this U.S. registered mutual fund portfolio from March 1997 to January 2002. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions.

Prior to January 25, 2002, and effective February 28, 1997, the Adviser and the fund contracted with Regent Fund Management Limited Barbados ("Regent") to serve as subadviser for the fund. Regent was wholly owned by Regent Pacific Group Limited, which was established in 1990. Regent Pacific Group Limited spun off Charlemagne Capital (UK) Limited in the summer of 2000; however, the controlling ownership of Charlemagne Capital (UK) Limited has remained the same. In 2003, Charlemagne Capital Limited, the parent company of Charlemagne Capital (UK) Limited, transferred the subadvisory duties to a wholly-owned subsidiary, Charlemagne Capital (IOM) Limited.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the fund is available in the fund's October 31, 2005 annual report.

Portfolio Manager
The fund's investments are managed by a portfolio management team that meets regularly to review portfolio holdings and to discuss purchase and sale activity. Mr. Andrew Wiles is an established team member and co-manager of the Fund who has worked for Charlemagne Capital Limited (CCL) for nine years and was responsible for publicly listed equity investments in Russia and Eastern/Central Europe. Before joining CCL, he was employed by Buchanan Partners, a London-based global emerging markets hedge fund, where he was responsible for the GDR trading program. Mr. Wiles is an Associate of the UK Society of Investment Professionals.

Mr. Stefan Bottcher joined the fund's portfolio management team in 2001 and is the co-manager for the fund. Mr. Bottcher is Director of Portfolio Investments for CCL and is responsible for regional products. Prior to joining CCL, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.
The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

Excessive Short-Term Trading
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 * It may lower overall fund performance;

 * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 * Frequent redemptions by market timers may increase taxable capital gains; and

 * It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's Board of Trustees has established time periods that shall be viewed as short-term trading in the fund on a first in, first out basis. Shares held less than 180 days will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. Based on the Adviser's review of an investors account history, the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Distribution Plan
The fund has adopted a 12b-1 plan that allows the fund to pay or reimburse the Adviser, its affiliates and others for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31, 2005, fees paid by the fund under this plan
were     % of fund's net assets.

HOW TO BUY SHARES

                          INITIAL       SUBSEQUENT
MINIMUMS                  INVESTMENT    INVESTMENT
   * Regular account        $5,000          $50

   * ABC Investment
     Plan(R)                $1,000         $100

   * Custodial
     accounts for
     minors                 $1,000          $50

   * Retirement
     account                  None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

Send New Account Application to:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

By Mail
 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

 * Send the completed application, any additional documentation required, and your check in the envelope provided.

 * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If we are unable to verify this information, we will return your money to you with no interest.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

By Telephone
 * We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

 * If you already have a U.S. Global account, you may purchase additional shares by telephone order.

 * You must pay for them within seven business days.

 * Telephone purchases are not available for U.S. Global retirement accounts and accounts in the money market fund.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

Online Purchase of Shares
 * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 * If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

 * Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased on-line are not available until the tenth business day after the purchase or, if earlier, when your ACH clears.

By Wire
 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

By Automatic Investment
 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. Global automatically withdraws monies from your bank account monthly.

 * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 * See details on the application.

Important Notes About Paying for Your Shares
Your check must be made payable to the EASTERN EUROPEAN FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any U.S. Global Investors Funds or U.S. Global Accolade Funds you own.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request.

Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

Effective Time for Purchase or Redemption Orders
Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 * a completed and signed application,

 * a check or wire transfer for the full amount, and

 * reasonable verification of the customer's identification.

If you already have a EASTERN EUROPEAN FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * Each registered shareholder on your account registration must sign your request, with the signature(s) appearing exactly as it does on your account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation."

 * If you have an identically registered account in a U.S. Global money market fund with checkwriting privileges, you may call the fund and direct an exchange of your EASTERN EUROPEAN FUND shares into your existing money market fund account. You may then write a check against your money market fund account.

 * Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

 * The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

Important Notes About Redeeming Your Shares
 * Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

 * You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

 * You will be charged $10 for a wire transfer. International wire charges will be higher.

 * We will usually send a wire transfer the next business day after receipt of your order.

 * Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business from the purchase date.

 * To protect shareholders from the expense burden of excessive trading, the fund charges 2.00% of the value of shares redeemed or exchanged when the shares are held less than 180 days (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" section on page 15).

 * Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES

When exchanging shares into other funds in the U.S. Global family of funds:

 * An exchange order is effective on any given day when the exchange request is received by the fund by 4:00 p.m. Eastern time, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after 3:00 p.m. Eastern time or the close of the NYSE. Any exchange order into or out of Gold Shares and/or World Precious Minerals Funds after 3:00 p.m. Eastern time will be executed at the respective NAVs of the funds as calculated on the next business day.

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain accounts.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 * You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 * Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of the fund of shares held less than 180 days are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" section on page 15).

 * Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

The Fund Reserves the Following Rights
 * To modify or eliminate any special purchase or redemption services or privileges.

 * To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment, or exchange.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

Account Minimums
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 * ABC Investment Plan(R) accounts.

 * Retirement accounts.

 * Custodial accounts for minors.

Short-Term Trading Fee
Redemptions (including exchanges) of shares of the Eastern European Fund held less than 180 days will be subject to a redemption fee equal to 2.00% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. If you hold your shares of the funds through an omnibus account provider (such as a 401(k) plan or a broker-dealer sponsored program), you should check with the program representative to determine if the redemption fee will be applied to your account. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

Net Asset Value (NAV) Calculation
The price at which you buy, sell or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges into or out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.)

When the fund calculates NAV, it values the securities it holds at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 12:00 noon Eastern time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing
The fund's Board has determined to fair value foreign securities as necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds.

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. The fund may use a systematic fair valuation model provided by an independent third party to value its securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management team will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities. Additionally, portfolio personnel may monitor baskets of depository receipts relating to securities in a foreign market, baskets of securities from the foreign market or funds that consist of those securities, such as exchange-traded funds, futures contracts or other derivative securities based on indexes representative of the applicable market.

Signature Guarantee/Other Documentation
The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the fund.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

Business Days
You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Purchases and Redemptions Through Broker/Dealers
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the fund.

ADDITIONAL INVESTOR SERVICES

Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

Retirement Services
The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the fund will be charged an annual custodial fee as follows:

   Regular IRA                           $10
   Roth IRA                              $10
   Coverdell Education Savings Account   $10
   SEP IRA                               $15
   SIMPLE IRA                            $15
   403(b)                                $15

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the re-investment option. You will not receive interest on amounts represented by uncashed distribution checks.

Taxes to You
You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand the fund's financial performance since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants, for the fiscal years ended October 31, 2003, 2004, and 2005 and their report and the fund's financial statements are included in the annual report, which is available by request. Another accounting firm audited this information for the fiscal years ended October 31, 2002, and prior.

                                                                       YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------
                                                        2005          2004         2003         2002         2001
                                                    --------      --------      -------      -------      -------
 NET ASSET VALUE, BEGINNING OF PERIOD                             $  19.44      $ 12.73      $  9.22      $  8.82
                                                    ========      ========      =======      =======      =======
 Income from investment operations
  Net investment income (loss)                                       (0.03)        0.07        (0.31)       (0.38)
  Net realized and unrealized gains on
   securities                                                        10.12         6.64         3.82         0.78
                                                    --------      --------      -------      -------      -------
   Total from investment operations                                  10.09         6.71         3.51         0.40
                                                    --------      --------      -------      -------      -------
 Less distributions
  From net investment income                                         (0.06)          --           --           --
  From capital gains                                                 (1.06)          --           --           --
                                                    --------      --------      -------      -------      -------
   Total distributions                                               (1.12)          --           --           --
                                                    --------      --------      -------      -------      -------
 NET ASSET VALUE, END OF PERIOD                                   $  28.41      $ 19.44      $ 12.73      $  9.22
                                                    ========      ========      =======      =======      =======
 Total return (excluding account fees)(a)                            54.12%       52.71%       38.07%        4.54%
 Ratios/supplemental data(b)
  Net assets, end of period (in thousands)                        $279,545      $50,948      $ 8,696      $ 3,762
  Ratio of expenses to average net assets                             2.08%        2.90%        4.64%        6.43%
  Ratio of expenses after fee reimbursements and
   expense reductions                                                 2.03%        2.90%        4.63%        6.43%
  Ratio of net investment income (loss) to
   average net assets                                                (0.23)%       0.81%       (2.77)%      (4.03)%
  Portfolio turnover rate                                               89%         109%         214%          58%

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses. Such amounts would decrease the net investment income ratio had such reductions not occurred.

Funds in the U.S. Global Family of Funds
Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

HIGH REWARD -        China Region Opportunity Fund
HIGH RISK            Global Emerging Markets Fund
                     EASTERN EUROPEAN FUND
                     Gold Shares Fund
                     World Precious Minerals Fund
                     Global Resources Fund
                     Holmes Growth Fund

MODERATE REWARD -    All American Equity Fund
MODERATE RISK        MegaTrends Fund
                     Tax Free Fund
                     Near-Term Tax Free Fund

LOW REWARD -         U.S. Government Securities Savings Fund
LOW RISK             U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

Other Fund Services
The fund offers additional services to meet the unique needs of our investors, including:

 * Payroll deduction plans, including military allotments.

 * Custodial accounts for minors.

 * Systematic withdrawal plans.

 * Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b) plans.

                                   NOTES

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

Eastern European Fund, A Series of U.S. Global Accolade Funds
More information on this fund is available at no charge, upon request.

Annual/Semi-Annual Reports
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are available free of charge on the fund's website at www.usfunds.com. These reports describe the fund's performance, list holdings, and describe recent market conditions, fund's investment strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
More information about this fund, its investment strategies, and related risks is provided in the SAI, which is available free of charge on the fund's website at www.usfunds.com. The SAI and the fund's website include a description of the fund's policies with respect to the disclosure of its portfolio holdings. There can be no guarantee that the fund will achieve its objective. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

To Request Information:

BY PHONE      1-800-873-8637

BY MAIL       Shareholder Services
              Eastern European Fund
              P.O. Box 781234
              San Antonio, TX 78278-1234

BY INTERNET   http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.

[U.S. Global Investors logo]     EASTERN EUROPEAN FUND
                                 SEC Investment Company Act File No. 811-7662

Prospectus

Global
Emerging
Markets
Fund

FEBRUARY 28, 2006

                      The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     U.S. GLOBAL ACCOLADE FUNDS

                                                  [U.S. Global Investors logo]

CONTENTS

RISK/RETURN SUMMARY                                                1

FEES AND EXPENSES                                                  2

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                  3

FUND MANAGEMENT                                                    5

HOW TO BUY SHARES                                                  7

HOW TO SELL (REDEEM) SHARES                                        9

HOW TO EXCHANGE SHARES                                            10

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS             11

OTHER INFORMATION ABOUT YOUR ACCOUNT                              13

ADDITIONAL INVESTOR SERVICES                                      13

DISTRIBUTIONS AND TAXES                                           14

FINANCIAL HIGHLIGHTS                                              15

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
The Global Emerging Markets Fund seeks long-term growth of capital.

The fund's trustees may change this objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a non-diversified series of U.S. Global Accolade Funds (Trust). The subadviser for the fund is Charlemagne Capital (IOM) Limited
(Subadviser).

MAIN INVESTMENT STRATEGIES
The fund invests, under normal market conditions, at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries. Emerging market countries are those countries defined as such by the World Bank, the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development or included in the MSCI Emerging Markets Index. The fund's trustees may change the 80% requirement without shareholder vote upon a 60-day written notice.

A company will be considered to be in an emerging market country if:

 * the company is organized under the laws of, or has a principal office in, an emerging market country;

 * the company's stock is traded primarily in an emerging market country;

 * most of the company's assets are in an emerging market country; or

 * most of the company's revenues or profits come from goods produced or sold, investments made or services performed in an emerging market country.

While the fund may invest in companies of any size and in any sector, it will emphasize companies that are large capitalization companies relative to the size of their local markets and generally have local brand name recognition in their industry. The fund may also, from time-to-time, invest a significant amount of its total assets in certain sectors. The Subadviser uses a bottom-up investment process that attempts to select companies in emerging markets that meet the Subadviser's investment requirements. The Subadviser expects to invest in numerous countries.

MAIN RISKS
The fund is designed for long-term investors who can accept the special risks of investing in emerging markets that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in the fund. An investment in shares of the fund is not a complete investment program. All investments carry some degree of risk that will affect the value of the fund's portfolio investments, its performance and the price of its shares. As a result, you may lose money by investing in the fund. The fund is classified as a "non-diversified" fund, and, as such the fund's portfolio may include the securities of a smaller total number of issuers than if the fund were classified as "diversified". Because the fund may invest a greater proportion of its assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold smaller positions of the securities of a larger number of issuers.

MARKET RISK
The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

PORTFOLIO MANAGEMENT
The skill of the Subadviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of stocks of various market capitalizations, and other matters.

FOREIGN SECURITIES/EMERGING MARKETS
The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets, which include those countries in which the fund primarily invests. Political and economic structures in emerging market countries are in their infancy and developing rapidly, and such countries may lack the political, social, and economic stability characteristic of more developed countries. In addition, emerging market securities markets are smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

While the Subadviser's investment focus is on companies in emerging market countries that are large capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

PERFORMANCE
The bar chart and table showing the fund's annual returns are not included because the fund does not have annual returns for a full year.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--DIRECT FEES
These fees are paid directly from your investment.

 Maximum sales charge (load) imposed on
  purchases                                  None
 Account closing fee(1)                       $10
 Administrative exchange fee                   $5
 Short-term trader's fee (If shares are
  exchanged or redeemed in less than 180
  days)(2)                                   2.00%
 Small account fee(3)                         $24

ANNUAL FUND OPERATING EXPENSES--INDIRECT FEES
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends.

The figures below show operating expenses as a percentage of the fund's net assets during the fiscal year ended October 31, 2005.

 Management fees                             1.375%
 Distribution (12b-1) fees                   0.250%
 Other expenses(4)                           2.912%
                                            --------
 Total annual fund operating expenses(4)     4.537%

The Adviser has contractually limited total fund operating expenses to not exceed 2.00% for the fund on an annualized basis through February 28, 2006 and until such later date as the Adviser determines.

(1) Does not apply to exchanges.

(2) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 11 for pertinent information.)

(3) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimum" section on page 11 for exemptions and other pertinent information.)

(4) These expenses are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting and transfer agent fees. This does not reflect the effect of the Adviser's undertaking to limit the expenses of the fund through February 28, 2006.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 * You invest $10,000.

 * Your investment has a 5% annual return.

 * The fund's operating expenses remain the same.

 * All dividends and distributions are reinvested.

This example reflects the $10 account-closing fee that you would pay if you redeem all of your shares in a fund. Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following estimated expenses if you redeemed all of your shares at the end of the periods shown:

  1 YEAR**    3 YEARS  5 YEARS  10 YEARS
    $203**     $213

You would pay the following expenses if you did not redeem your shares:

 1 YEAR**    3 YEARS  5 YEARS  10 YEARS
 $1,111*     $1,121

*Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

**The example reflects the effect of the Adviser's undertaking to limit the expenses of the fund through February 28, 2006.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

INVESTMENT PROCESS
The Subadviser's bottom-up stock selection process is based on rigorous in-house research. Although the Subadviser's investment decisions may be based on various factors, among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, five main factors are taken into consideration: (1) the quality of the management companies; (2) sales growth; (3) profits growth; (4) cash flow; and (5) balance sheet strength.

The Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider material price changes and superior investment opportunities.

GENERAL PORTFOLIO POLICIES:

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS

Under normal market conditions, the fund will invest at least 80% of its net assets in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries, as previously defined. The fund may invest without limit in any country that is considered an emerging market country and in any sector within the emerging market countries. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and companies located anywhere in the world.

FOREIGN SECURITIES
The fund may invest substantially all of its assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks are generally intensified in emerging markets, which include those countries in which the fund primarily invests. These risks include:

 * CURRENCY RISK. Certain of the fund's assets will be invested in securities denominated in other currencies, which may be not freely convertible into certain other currencies. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. The value of the assets of the fund, as measured in U.S. dollars, may suffer significant declines due to currency depreciation, disruptions in currency markets or delays and difficulties in currency conversions or be otherwise adversely affected by exchange control regulations or by changes in the method of controlling exchange rates or limiting exchange rate movements. Currency devaluations may occur without warning and are beyond the control of the Subadviser. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

 * POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks, particularly in emerging markets, which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems and economies based on only a few industries. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

 * REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

 * MARKET RISK. Foreign securities markets, particularly those of emerging markets, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 * TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

 * GEOGRAPHIC RISK. The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and decline all at the same time.

GEOGRAPHIC CONCENTRATION--EMERGING MARKETS
Political and economic structures in many emerging market countries are in their infancy and developing rapidly, and such countries may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment in emerging market countries. As a result, the risks normally associated with investing in any foreign country may be heightened in emerging market countries. For example, the small size and inexperience of the securities markets in emerging market countries and the limited volume of trading in securities in those markets may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets. In addition, emerging market countries have failed in the past to recognize private property rights and at times have nationalized or expropriated the assets of private companies. There may also be little financial or accounting information available with respect to companies located in certain emerging market countries and it may be difficult, as a
                                    4
result, to assess the value or prospects of an investment in such companies.

Many of the countries in which the fund may invest have experienced extremely high rates of inflation. As a consequence, the exchange rates of such countries experienced significant depreciation relative to the U.S. dollar. While the inflation experience of such countries has generally improved significantly in recent times, there can be no assurance that such improvement will be sustained. Consequently, the possibility of significant loss arising from foreign currency depreciation must be considered as a serious risk. In addition to the special risks common to most emerging market countries described above, each individual emerging market country also necessarily involves special risks that may be unique to that country.

Former political regimes in some emerging market countries had centrally planned, socialist economies and authoritarian systems of government. Some of the emerging market countries have undergone substantial political and social transformation. Though the transition from a centrally controlled command system to a market-oriented democratic model has taken place, reforms intended to liberalize prevailing economic structures based on free market principles are still being introduced and therefore political and social disruption may occur as a consequence. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.

OTHER TYPES OF INVESTMENTS, RELATED RISKS, AND CONSIDERATIONS
While not principal strategies, the fund, to a limited extent, may, but is not required to, invest in preferred stock and convertible securities, engage in strategic transactions (including futures, options and foreign forward currency transactions), invest in money market instruments, lend portfolio securities, hold temporary investments such as repurchase agreements, invest in illiquid securities and the securities of investment companies, and purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information.

For temporary defensive purposes, the fund may invest up to 100% of its assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in local emerging market country currencies as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell the fund's portfolio securities without regard to holding periods if it believes such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains. Tax and transaction costs lower the fund's effective return for investors.

PORTFOLIO HOLDINGS
A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and on the fund's website (www.usfunds.com).

FUND MANAGEMENT

INVESTMENT ADVISER
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of
mutual funds with approximately $     billion in assets. For the fiscal
                                 ----
year ended October 31, 2005, the Adviser was paid a fee of 1.375% of average net assets in the fund.

SUBADVISER
The Adviser and the fund contracted with Charlemagne Capital (IOM) Limited to serve as

Subadviser for the Fund. The Subadviser, located at Regent House, 16-18 Ridgeway Street, Douglas, Isle of Man, manages the composition of the portfolio and furnishes the fund advice and recommendations with respect to its investments and its investment program and strategy. Of the management fee (net of expense reimbursements and waivers, if any) collected by the Adviser, it retains 0.625% and pays 0.75% (less a pro rata portion of fees reimbursed and waived) to the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions. The Subadviser has also served as the subadviser to another series of the Trust advised by U.S. Global Investors, Inc. for eight years.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the advisory contract of the Fund is discussed in the Fund's October 31, 2005 annual report.

PORTFOLIO MANAGER
The fund's investments are managed by a portfolio management team that meets regularly to review portfolio holdings and to discuss purchase and sale activity. The team is led by Mr. Stefan Bottcher, who joined the fund's portfolio management team in 2001. Mr. Bottcher is Director of Portfolio Investments for the Subadviser and is responsible for regional products. Prior to joining the Subadviser, from 1999 to 2001, Mr. Bottcher was Executive Director and Head of Emerging Markets for Schroders. Prior to joining Schroders, Mr. Bottcher was employed at Fleming Investment Management for nine years, the last five of which he served as Head of their Emerging Europe Group.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

EXCESSIVE SHORT-TERM TRADING
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 * It may lower overall fund performance.

 * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 * Frequent redemptions by market timers may increase taxable capital gains; and

 * It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's Board of Trustees has established a time period that shall be viewed as short-term trading in the fund on a first in, first out basis. Shares held less than 180 days will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of brokers-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by restricting access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global to determine whether to restrict future transactions. Based on the Advisor's review of an investor's account history the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

DISTRIBUTION PLAN
The fund has adopted a 12b-1 plan that allows the fund to pay or reimburse the Adviser, its affiliates and others 0.25% of the fund's average daily assets for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal period ended October 31, 2005, fees
paid by the fund under this plan were   % of the fund's net asset.
                                      --

HOW TO BUY SHARES

                          INITIAL       SUBSEQUENT
MINIMUMS                  INVESTMENT    INVESTMENT
   * Regular account        $5,000          $50

   * ABC Investment
     Plan(R)                $1,000         $100

   * Custodial
     accounts for
     minors                 $1,000          $50

   * Retirement
     account                  None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

SEND NEW ACCOUNT APPLICATIONS TO:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

BY MAIL
 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if later.

 * Send the completed application, any additional documentation required, and your check in the envelope provided.

 * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If we are unable to verify this information, we will return your money to you with no interest.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

BY TELEPHONE
 * We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

 * If you already have a U.S. Global account, you may purchase additional shares by telephone order.

 * You must pay for them within seven business days.

 * Telephone purchases are not available for U.S. Global retirement accounts or the money market funds.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

ONLINE PURCHASE OF SHARES
 * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 * If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

 * Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased on-line are not available until the tenth business day after the purchase or, when your ACH clears, whichever is earlier.

BY WIRE
 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

BY AUTOMATIC INVESTMENT
 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. Global automatically withdraws monies from your bank account monthly.

 * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 * See details on the application.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES
Your check must be made payable to the GLOBAL EMERGING MARKETS FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any U.S. Global Investors Funds or U.S. Global Accolade Funds you own.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request. Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

Under certain circumstances, shares of the fund may be purchased using stock. For more details, please refer to the Statement of Additional Information.

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

EFFECTIVE TIME FOR PURCHASE OR REDEMPTION ORDERS
Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 * a completed and signed application, and

 * a check or wire transfer for the full amount, and

 * reasonable verification of the customer's identification.

If you already have a GLOBAL EMERGING MARKETS FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * Each registered shareholder on your account registration must sign your request, with the signature(s) appearing exactly as it does on your account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation."

 * If you have an identically registered account in a U.S. Global money market fund with checkwriting privileges, you may call the fund and direct an exchange of your GLOBAL EMERGING MARKETS FUND shares into your existing money market fund account. You may then write a check against your money market fund account. Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

 * The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

IMPORTANT NOTES ABOUT REDEEMING YOUR SHARES
 * Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

 * You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

 * You will be charged $10 for a wire transfer. International wire charges will be higher.

 * We will usually send a wire transfer the next business day after receipt of your order.

 * Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

 * To protect shareholders from the expense burden of short-term trading, the fund charges 2.00% of the value of shares redeemed or exchanged when the shares are held less than 180 days (see "Fee and Expense" table on page 2 and "Short-Term Trading Fee" section on page 11).

 * Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES

When exchanging shares into other funds in the U.S. Global family of funds:

 * An exchange order is effective on any given day when the exchange request is received by the fund by 4:00 p.m. Eastern time, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier. Any exchange order into or out of Gold Shares and/or World Precious Minerals Funds after 3:00 p.m. Eastern time will be executed at the respective NAVs of the funds as calculated on the next business day.

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain transactions, such as transactions in retirement accounts, and as part of the Chairman Circle's premium services program and orders placed on the Adviser website or the automated telephone system.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 * You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 * Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of the fund of shares held less than 180 days are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged (see "Fee and Expense" table on page 2 and "Short-Term Trading Fee" section on page 11).

 * Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

THE FUND RESERVES THE FOLLOWING RIGHTS
 * To modify or eliminate any special purchase or redemption services or privileges.

 * To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment, or exchange.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

ACCOUNT MINIMUMS
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account. The small account fee is used to offset expenses of the fund.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 * ABC Investment Plan(R) accounts.

 * Retirement accounts.

 * Custodial accounts for minors.

SHORT-TERM TRADING FEE
Redemptions (including exchanges) of shares of the Global Emerging Markets Fund held less than 180 days will be subject to a redemption fee equal to 2.00% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee. The Adviser is working with these providers to implement such fees. If you hold your shares of the fund through an omnibus account provider (such as a 401(k) plan or a broker-dealer sponsored program), you should check with the program representative to determine if the redemption fee will be applied to your account. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

NET ASSET VALUE (NAV) CALCULATION
The price at which you buy, sell or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges into or out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.)

When the fund calculates NAV, it values the securities it holds at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 12:00 noon Central time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

USE OF FAIR VALUE PRICING
The fund's Board has determined to fair value foreign securities as necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds.

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the valuation. The fund may use a systematic fair valuation model provided by an independent third party to value its securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management team will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities. Additionally, portfolio personnel may monitor baskets of depository receipts relating to securities in a foreign market, baskets of securities from the foreign market or funds that consist of those securities, such as exchange-traded funds, futures contracts or other derivative securities based on indexes representative of the applicable market.

SIGNATURE GUARANTEE/OTHER DOCUMENTATION
The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the fund.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

BUSINESS DAYS
You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

CONFIRMATIONS
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

PURCHASES AND REDEMPTIONS THROUGH BROKER/DEALERS
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the fund.

ADDITIONAL INVESTOR SERVICES

ONLINE SERVICES
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

RETIREMENT SERVICES
The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the fund will be charged an annual custodial fee as follows:

   Regular IRA                           $10
   Roth IRA                              $10
   Coverdell Education Savings Account   $10
   SEP IRA                               $15
   SIMPLE IRA                            $15
   403(b)                                $15

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the re-investment option. You will not receive interest on amounts represented by uncashed distribution checks.

TAXES TO YOU
You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income. Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand the fund's financial performance since inception. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants, for the fiscal period ended October 31, 2005, and their report and the fund's financial statements are included in the annual report, which is available by request.


                                                                 PERIOD ENDED
                                                              OCTOBER 31, 2005(a)
                                                              -------------------
 NET ASSET VALUE, BEGINNING OF PERIOD
                                                                   ========
 Investment Activities
  Net investment income
  Net realized and unrealized loss
                                                                   --------
   Total from investment activities
                                                                   --------
 Distributions
  From net investment income
  From net realized gains
                                                                   --------
   Total distributions
                                                                   --------
 Short-Term Trading Fees*
                                                                   --------
 NET ASSET VALUE, END OF PERIOD                                    $
                                                                   ========
 Total return (excluding account fees)(b)                                  %
 Ratios/supplemental data(c)
  Net assets, end of period (in thousands)                         $
  Ratio of expenses to average net assets                                  %
  Ratio of expenses after fee reimbursements and expense
   reductions                                                              %
  Ratio of net investment income to average net assets                     %
  Portfolio Turnover Rate                                                  %

* Based on average monthly shares outstanding.

(a) From February 24, 2005, commencement of operations.

(b) Total returns for periods less than one year are not annualized. Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(c) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses. These amounts would decrease the net investment income ratio had such reductions not occurred.

FUNDS IN THE U.S. GLOBAL FAMILY OF FUNDS

Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

HIGH REWARD -        China Region Opportunity Fund
HIGH RISK            GLOBAL EMERGING MARKETS FUND
                     Eastern European Fund
                     Gold Shares Fund
                     World Precious Minerals Fund
                     Global Resources Fund
                     Holmes Growth Fund

MODERATE REWARD -    All American Equity Fund
MODERATE RISK        MegaTrends Fund
                     Tax Free Fund
                     Near-Term Tax Free Fund

LOW REWARD -         U.S. Government Securities Savings Fund
LOW RISK             U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

OTHER FUND SERVICES

The fund offers additional services to meet the unique needs of our investors, including:

 * Payroll deduction plans, including military allotments.

 * Custodial accounts for minors.

 * Systematic withdrawal plans.

 * Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b) plans.

                                   NOTES

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

GLOBAL EMERGING MARKETS FUND, A SERIES OF U.S. GLOBAL ACCOLADE FUNDS More information on this fund is available at no charge, upon request.

ANNUAL/SEMI-ANNUAL REPORTS
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are available free of charge on the fund's website at www.usfunds.com. These reports describe the fund's performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More information about this fund, its investment strategies, and related risks is provided in the SAI, which is available free of charge on the fund's website at www.usfunds.com. The SAI and the fund's website include a description of the fund's policies with respect to the disclosure of its portfolio holdings. There can be no guarantee that the fund will achieve its objective. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

TO REQUEST INFORMATION:

BY PHONE      1-800-873-8637

BY MAIL       Shareholder Services
              Global Emerging Markets Fund
              P.O. Box 781234
              San Antonio, TX 78278-1234

BY INTERNET   http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.


[U.S. Global Investors logo]     GLOBAL EMERGING MARKETS FUND
                                 SEC Investment Company Act File No. 811-7662

Prospectus

Holmes
Growth Fund

FEBRUARY 28, 2006

                      The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                     U.S. GLOBAL ACCOLADE FUNDS

                                                  [U.S. Global Investors logo]

CONTENTS

RISK/RETURN SUMMARY                                                1

PERFORMANCE                                                        2

FEES AND EXPENSES                                                  3

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                  3

FUND MANAGEMENT                                                    5

HOW TO BUY SHARES                                                  6

HOW TO SELL (REDEEM) SHARES                                        9

HOW TO EXCHANGE SHARES                                             9

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS             10

OTHER INFORMATION ABOUT YOUR ACCOUNT                              12

ADDITIONAL INVESTOR SERVICES                                      12

DISTRIBUTIONS AND TAXES                                           13

FINANCIAL HIGHLIGHTS                                              14

RISK/RETURN SUMMARY

Investment Objective
The Holmes Growth Fund seeks long-term growth of capital.

The fund's trustees may change the objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a series of the U.S. Global Accolade Funds (Trust) and is advised by U.S. Global Investers, Inc. (Adviser).

Main Investment Strategies
The fund invests primarily in a diversified portfolio of common stocks. In general, the fund uses a growth-style process to choose companies for investment. A growth company is one that has had superior growth, profitability, and quality relative to companies in the same industry and that is expected to continue such performance. The fund may, from time to time, invest a significant amount of its total assets in one or more of the sectors of the S&P 500 Index. As a result of the Adviser's earnings growth investment strategy, these concentrations in the sectors may rotate depending on the earnings growth of the underlying companies in each sector. The fund may also invest in companies of all sizes; however, the fund currently focuses on small- and medium-sized companies.

Main Risks
The fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the fund.

Market Risk
The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

Portfolio Management
The skill of the Adviser will play a significant role in its analysis of companies, companies' sectors, economic trends, the relative attractiveness of different market capitalizations, or other matters.

Small- and Medium-Sized Company Risk
The Adviser's investment focus on small- and medium-sized companies involves greater risk than a fund that invests primarily in larger, more established companies. The stocks of small- and medium-sized companies often fluctuate in price to a greater degree than stocks of larger, more mature companies. Smaller companies may have more limited financial resources, fewer product lines, and less liquid trading markets for their stock. The fund's share price may experience greater volatility when the fund is more heavily invested in small companies.

Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If the fund's growth stocks do not produce the predicted earnings growth, their share price may drop, and the fund's net asset value may decline.

Sector Risk
From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company's market valuations and access to equity funding.

PERFORMANCE

The following bar chart and table show the variability of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart below shows changes in the fund's performance from year to year. Prior to June 1, 2004, the fund was managed by Bonnel, Inc., subadviser to the fund since its inception on October 17, 1994. On June 1, 2004, the Adviser began managing the fund with the same investment philosophy that the subadviser employed while using the Adviser's quantitative modeling resources. Consequently, the fund's performance prior to June 1, 2004, may have been different if the Adviser had been managing the fund.

Annual Total Returns (as of December 31 each year)

                           [HOLMES FUND BAR CHART]

Best quarter shown in the bar chart above:     % in       quarter
                                           ----                   ----

Worst quarter shown in the bar chart above:     % in       quarter
                                            ----                   ----

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods to those of unmanaged indexes.


AVERAGE ANNUAL TOTAL
RETURNS (FOR THE
PERIODS ENDING
DECEMBER 31, 2005)         1 YEAR  5 YEARS   10 YEARS
 HOLMES GROWTH FUND
  RETURN BEFORE TAXES
  RETURN AFTER TAXES ON
   DISTRIBUTIONS
  RETURN AFTER TAXES ON
   DISTRIBUTIONS AND SALE
   OF FUND SHARES
 S&P 500 Index*
 S&P Mid-Cap 400 Index**
 Russell 2000 Index(R)***

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The S&P Mid-Cap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The returns for the S&P Mid-Cap 400 Index reflect no deduction for fees, expenses or taxes.

***The Russell 2000 Index(R) consists of the 2,000 smallest companies in the Russell 3000 Index(R), a widely recognized small-cap index. The returns for the Russell 2000 Index(R) reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct Fees

The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires. The fund reserves the right to waive these fees for certain accounts.


 Maximum sales charge (load) imposed on
  purchases                                  None
 Account closing fee(1)                       $10
 Administrative exchange fee                   $5
 Small account fee(2)                         $24
 Short-term trader's fee (If shares are
  exchanged or redeemed in less than 30
  days)(3)                                   0.25%

Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of the fund's net assets during the fiscal year ended October 31, 2005.


 Management fees                              1.00%
 Distribution (12b-1) fees
 Other expenses
                                              -----
 Total annual fund operating expenses

(1) Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" on page 10 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 10 for pertinent information.)

Example of Effect of the Fund's Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 * You invest $10,000.

 * Your investment has a 5% annual return.*

 * The fund's operating expenses remain the same.*

 * All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS



You would pay the following expenses if you did not redeem your shares:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS


*Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

Investment Process
In selecting stocks for the fund, the Adviser initially applies a "top-down" analysis of the markets. This means that the Adviser considers the growth potential of the capitalization categories (i.e., small, medium, and large) and industry sectors. The Adviser chooses common stocks within those categories that have the potential for capital appreciation. The Adviser analyzes a company's capital appreciation potential based on various investment criteria, which may include earnings figures, equity ownership by management, market leadership, strong management, price-to-earnings ratios, debt-to-equity ratios, stock price movement, magnitude of trading volume, and the general growth prospects of the company. The Adviser considers the same criteria when making decisions to sell common stocks held by the fund. The fund may invest in companies of all sizes; however, the current make-up of the fund reflects a focus on companies with market capitalizations of less than $10 billion (medium- and small-capitalization) at the time of initial purchase. The skill of the Adviser will play a significant role in the fund's ability to achieve its investment objective.

General Portfolio Policies

Principal Types of Investments and Related Risks
Under normal market conditions, at least 80% of the fund's total assets will be invested in equity securities, which include common stock and securities convertible into common stock and preferred stock. Because the fund may invest substantially all of its assets in common stocks, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Other Types of Investments, Related Risks, and Considerations
While not principal strategies, the fund may, to a limited extent, purchase or sell options, and may invest in foreign securities. The fund may also invest in money market instruments, may participate in securities lending and may hold temporary investments such as repurchase agreements, and may invest in illiquid securities. The risks of these types of instruments and strategies are described below and in the Statement of Additional Information.

While investment in foreign companies is not a current focus of the fund, the fund may invest up to 25% of its total assets in the common stocks and other equity securities of foreign issuers, but only if they are listed on a domestic or foreign stock exchange, quoted on Nasdaq or AMEX, or traded on the domestic or foreign over-the-counter market. The fund may invest in sponsored or unsponsored American Depository Receipts (ADRs), which represent shares of foreign issuers. As part of its foreign investments, the fund may invest up to 5% of its total assets in emerging markets. Investments in foreign securities involve greater risks than investments in domestic securities. Foreign securities tend to be more volatile than domestic securities due to a number of factors, including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. These risks are generally intensified in emerging markets.

The fund may purchase or sell options on individual securities and on equity indexes. Options are generally used to hedge the portfolio against certain market risks, but they may also be used to increase returns. Using options may decrease returns and increase volatility.

The fund may invest up to 15% of its net assets in illiquid securities. Disposition of illiquid securities often takes more time than more liquid securities, may result in higher selling expenses, and may not be made at desirable prices or at the prices at which such securities have been valued by the fund.

For temporary defensive purposes, the fund may invest up to 100% of its assets in liquid, high-grade money market instruments. When the fund is in a defensive investment position, it may not achieve its investment objective. Historically the fund has invoked defensive measures when the market has been extremely volatile. As a result the fund has been heavily invested in cash for periods of time and, as such, the assets of the fund have not been invested in common stocks and other equity securities.

The fund's portfolio turnover rate varies from year to year according to market conditions and has historically exceeded 100%. A high turnover rate increases transaction costs and may increase your exposure to capital gains taxes. Tax and transaction costs lower the fund's effective return for investors.

Portfolio Holdings
A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and on the fund's website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of
mutual funds with approximately $     billion in assets. For the fiscal year
                                 ----
ended October 31, 2005, the Adviser was paid a fee of 1.00% of average net assets in the fund.

The Adviser furnishes an investment program for each of the mutual funds it manages and determines, subject to overall supervision by the board of trustees of the fund, the funds' investments. Consistent with the investment restrictions, objectives and policies of the fund, the portfolio manager determines what investments should be purchased, sold and held, and makes changes in the portfolio deemed to be necessary or appropriate. The Adviser is charged with seeking the best overall terms in executing portfolio transactions and selecting brokers or dealers.

Adviser investment personnel may invest in securities for their own accounts according to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the fund is available in the fund's October 31, 2005 annual report.

Portfolio Manager
The fund is managed by a team consisting of Mr. Frank Holmes, John Derrick, Romeo Dator, and Bernard Austin. Portfolio decisions regarding stock selection and portfolio construction are made jointly by the members of the portfolio team. Mr. Holmes is the Chief Executive Officer and Chief Investment Officer of the Adviser and has been the majority shareholder of the Adviser since 1989. Mr. Holmes has served as the Chief Investment Officer since June of 1999. Mr. Derrick joined U.S. Global Investors as a portfolio manager in January 1999. Mr. Dator has served as a research analyst of the Adviser since 2002, and an analyst with USAA from 1999 to 2001. Mr. Austin has served as research analyst of the Adviser since 2005, commercial loan underwriter for Wells Fargo Bank from 2002-2005, and an analyst with USAA from 1999-2002. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

Excessive Short-Term Trading
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 * It may lower overall fund performance;

 * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 * Frequent redemptions by market timers may increase taxable capital gains; and

 * It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's Board of Trustees has established time periods that shall be viewed as short-term trading in the fund on a first in, first out basis. Shares held less than 30 days will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. Based on the Adviser's review of an investor's account history, the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Distribution Plan
The fund has adopted a 12b-1 plan that allows the fund to pay the Adviser and its affiliates for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31,
2005, fees paid by the fund under this plan were     % of the fund's net
assets.

HOW TO BUY SHARES

                          INITIAL       SUBSEQUENT
MINIMUMS                  INVESTMENT    INVESTMENT
   * Regular account        $5,000          $50
   * ABC Investment
     Plan(R)                $1,000         $100
   * Custodial
     accounts for
     minors                 $1,000          $50
   * Retirement
     account                  None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

Send New Account Applications to:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

By Mail
 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

 * Send the completed application, any additional documentation required, and your check in the envelope provided.

 * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If we are unable to verify this information, we will return your money to you with no interest.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

Online Purchase of Shares
 * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 * If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

 * Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased on-line are not available until the tenth business day after the purchase or, if earlier, when your ACH clears.

By Telephone
 * We automatically grant all shareholders telephone exchange privileges unless they decline them explicitly in writing.

 * If you already have a U.S. Global fund account, you may purchase additional shares by telephone order.

 * You must pay for shares purchased within seven business days.

 * Telephone purchases are not available for U.S. Global retirement accounts and accounts in the money market funds.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

By Wire
 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

By Automatic Investment
 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account monthly.

 * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 * See details on the application.

Important Notes About Paying for Your Shares
Your check must be made payable to the HOLMES GROWTH FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any U.S. Global Investors Funds or U.S. Global Accolade Funds you own.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request.

Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

Effective Time for Purchase or Redemption Orders
Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 * a completed and signed application,

 * a check or wire transfer for the full amount, and

 * reasonable verification of the customer's identification.

If you already have a HOLMES GROWTH FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * Each registered shareholder on your account registration must sign your request, with the signature(s) appearing exactly as it does on your account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation."

 * If you have an identically registered account in a U.S. Global Investors money market fund with checkwriting privileges, you may call the fund and direct an exchange of your HOLMES GROWTH FUND shares into your existing money market fund account. You may then write a check against your money market fund account.

 * Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

 * The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

Important Notes About Redeeming Your Shares
 * Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

 * You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

 * You will be charged $10 for a wire transfer. International wire charges will be higher.

 * We will usually send a wire transfer the next business day after receipt of your order.

 * Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

 * To protect shareholders from the expense burden of excessive trading, the fund charges 0.25% of the value of shares redeemed or exchanged when the shares are held less than 30 days (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" on page 10).

 * Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES

When exchanging shares into other funds in the U.S. Global family of funds:

 * An exchange order is effective on any given day when the exchange request is received by the fund by 4 p.m. Eastern time, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after the earlier of 3:00 p.m. Eastern time or the close of the NYSE. Any exchange order into or out of Gold Shares and/or World Precious Minerals Funds after 3:00 p.m. Eastern time will be executed at the relative NAVs of the funds as calculated on the next business day.

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain accounts.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 * You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 * Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of the fund of shares held less than 30 days are subject to the short-term trading fee equal to 0.25% of the value of shares exchanged (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" below.

 * Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

The Fund Reserves the Following Rights

 * To modify or eliminate any special purchase or redemption services or privileges.

 * To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment, or exchange.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

Account Minimums
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account.

The fund reserves the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 * ABC Investment Plan(R) accounts.

 * Retirement accounts.

 * Custodial accounts for minors.

Short-Term Trading Fee
Redemptions (including exchanges) of shares of the Holmes Growth Fund held less than 30 days will be subject to a redemption fee equal to 0.25% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. If you hold your shares of the fund through an omnibus account provider (such as a 401(k) plan or a broker-dealer sponsored program), you should check with the program representative to determine if the redemption fee will be applied to your account. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

Net Asset Value (NAV) Calculation
The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges into or out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.)

When the fund calculates NAV, it values the securities it holds at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 12:00 noon Eastern time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing
The fund's Board has determined to fair value foreign securities as necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds.

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management team will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities. Additionally, portfolio personnel may monitor baskets of depository receipts relating to securities in a foreign market, baskets of securities from the foreign market or funds that consist of those securities, such as exchange-traded funds, futures contracts or other derivative securities based on indexes representative of the applicable market.

Signature Guarantee/Other Documentation
The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the fund.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions, call 1-800-US-FUNDS.

Business Days
You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions that are communicated by telephone or computer that they believe to be genuine if these procedures are followed.

Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Purchases and Redemptions Through Broker/Dealers
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums, which are not applicable if you buy or sell shares directly with the fund.

ADDITIONAL INVESTOR SERVICES

Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

Retirement Services
The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans.

Each account in the fund will be charged an annual custodial fee as follows:

   Regular IRA                           $10
   Roth IRA                              $10
   Coverdell Education Savings Account   $10
   SEP IRA                               $15
   SIMPLE IRA                            $15
   403(b)                                $15

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

Taxes to You
You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand the fund's financial performance for the past five years. Some of the information reflects financial results for a single fund share. The total returns represent the rate at which an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants, for the fiscal years ended October 31, 2003, 2004, and 2005 and their report and the fund's financial statements are included in the annual report, which is available by request. Another accounting firm audited this information for the fiscal years ended October 31, 2002, and prior.

                                                                       YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------
                                                       2005        2004*         2003          2002          2001
                                                    -------      -------      -------      --------      --------
 NET ASSET VALUE, BEGINNING OF PERIOD                            $ 13.55      $ 11.59      $  12.92      $  29.01
                                                    =======      =======      =======      ========      ========
 Income from investment operations
  Net investment loss                                              (0.19)       (0.14)        (0.15)        (0.13)
  Net realized and unrealized gains (losses)
   on securities                                                    1.02         2.10         (1.18)        (9.48)
                                                    -------      -------      -------      --------      --------
   Total from investment operations                                 0.83         1.96         (1.33)        (9.61)
                                                    -------      -------      -------      --------      --------
 Less distributions
  From net investment income                                          --           --            --            --
  From capital gains                                                  --           --            --         (6.48)
                                                    -------      -------      -------      --------      --------
   Total distributions                                                --           --            --         (6.48)
                                                    -------      -------      -------      --------      --------
 NET ASSET VALUE, END OF PERIOD                                  $ 14.38      $ 13.55      $  11.59      $  12.92
                                                    =======      =======      =======      ========      ========
 Total return (excluding account fees)(a)                           6.13%       16.91%       (10.29)%      (40.55)%
 Ratios/supplemental data(b)
  Net assets, end of period (in thousands)                       $67,074      $82,417      $ 79,230      $100,491
  Ratio of expenses to average net assets                           1.82%        1.78%         1.78%         1.77%
  Ratio of expenses after fee reimbursements and
   expense reductions                                               1.82%        1.78%         1.78%         1.77%
  Ratio of net investment loss to average net
   assets                                                          (1.15)%      (1.12)%       (1.09)%       (0.73)%
  Portfolio turnover rate                                            192%         545%          383%          338%

*Effective June 1, 2004, U.S. Global Investors, Inc. assumed management of the fund from the former subadviser.

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses. Such amounts would increase the net investment loss ratio had such reductions not occurred.

Funds in the U.S. Global Family of Funds
Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

HIGH REWARD -        China Region Opportunity Fund
HIGH RISK            Global Emerging Markets Fund
                     Eastern European Fund
                     Gold Shares Fund
                     World Precious Minerals Fund
                     Global Resources Fund
                     HOLMES GROWTH FUND

MODERATE REWARD -    All American Equity Fund
MODERATE RISK        MegaTrends Fund
                     Tax Free Fund
                     Near-Term Tax Free Fund

LOW REWARD -         U.S. Government Securities Savings Fund
LOW RISK             U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

Other Fund Services
The fund offers additional services to meet the unique needs of our investors, including:

 * Payroll deduction plans, including military allotments.

 * Custodial accounts for minors.

 * Systematic withdrawal plans.

 * Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b)(7) plans.

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

Holmes Growth Fund, a Series of U.S. Global Accolade Funds
More information on this fund is available at no charge, upon request.

Annual/Semi-Annual Reports
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are available free of charge on the fund's website at www.usfunds.com. These reports describe the fund's performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
More information about this fund, its investment strategies, and related risks is provided in the SAI, which is available free of charge on the fund's website at www.usfunds.com. The SAI and the fund's website include a description of the fund's policies with respect to the disclosure of its portfolio holdings. There can be no guarantee that the fund will achieve its objective. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

To Request Information:

BY PHONE      1-800-US-FUNDS
              (1-800-873-8637)

BY MAIL       Shareholder Services
              Holmes Growth Fund
              P.O. Box 781234
              San Antonio, TX 78278-1234

BY INTERNET   http://www.usfunds.com


The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-942-8090), or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.





[U.S. Global Investors logo]     HOLMES GROWTH FUND
                                 SEC Investment Company Act File No. 811-7662

     Prospectus

   MegaTrends Fund

   FEBRUARY 28, 2006

                         The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                     U.S. GLOBAL ACCOLADE FUNDS

                                                  [U.S. Global Investors logo]

CONTENTS

RISK/RETURN SUMMARY                                                1

PERFORMANCE                                                        2

FEES AND EXPENSES                                                  3

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                  4

FUND MANAGEMENT                                                    5

HOW TO BUY SHARES                                                  7

HOW TO SELL (REDEEM) SHARES                                        9

HOW TO EXCHANGE SHARES                                            10

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS             10

OTHER INFORMATION ABOUT YOUR ACCOUNT                              13

ADDITIONAL INVESTOR SERVICES                                      13

DISTRIBUTIONS AND TAXES                                           13

FINANCIAL HIGHLIGHTS                                              15

RISK/RETURN SUMMARY

Investment Objectives
The MegaTrends Fund seeks long-term capital appreciation consistent with the preservation of capital. Earning current income from dividends, interest, and short-term capital gains is a secondary objective.

The fund's trustees may change the objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objectives or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a series of U.S. Global Accolade Funds (Trust). The subadviser for the fund is Leeb Capital Management, Inc. (Subadviser).

Main Investment Strategies
The fund invests primarily in large capitalization equity securities.

Under normal circumstances, the Subadviser will invest primarily in large capitalization equity securities based on its analysis of major economic themes. The Subadviser performs statistical analysis of major economic themes and of monetary and economic trends, and evaluates the financial markets to identify "megatrends" in the global economy. The Subadviser's analysis primarily focuses on the equities markets, seeking stocks with a growth potential at a reasonable price (relative to the S&P 500 Stock Index).

Historically, the Subadviser has invested the fund's assets in a diversified portfolio consisting primarily of common stocks issued by U.S. companies, although the fund may invest a significant amount of its assets in foreign securities or in certain sectors. The Subadviser uses a combination of value- and growth-style of stock selection. The Subadviser seeks stocks with sustainable future growth selling at an attractive price relative to the potential growth rate. Among other factors, the Subadviser looks for companies that have proven management and sound financial strength whose stock price is low in light of the companies' earnings and cash flow. Currently, the fund treats companies with a capitalization of $10 billion or more as being large capitalization.

Main Risks
The fund is designed for long-term investors and is not a complete investment program. You may lose money by investing in the fund.

Market Risk
The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

Growth Stock Risk
Because of their perceived growth potential, growth stocks are typically in demand and it may be difficult to get an attractive price for them. Growth stocks generally experience share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potentials and broader economic activities. If the fund's growth stocks do not produce the predicted earnings growth, their share price may drop, and the fund's net asset value may decline.

Value Risk
The determination that a stock is undervalued is subjective. The market may not agree and the stock's price may not rise to what the Subadviser believes is its full value. It may even decrease in value. Value stocks may also become unpopular.

Small Company Risk
The fund may invest in smaller companies. Investment in smaller companies involves greater risk than investment in larger, more established companies. The stocks of small- and medium-size companies often fluctuate in price to a greater degree than stocks of larger, more mature companies. Smaller companies may have more limited financial resources, fewer product lines, and less liquid trading markets for their stock.

Foreign Securities Risk
The fund's investments in foreign securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in a particular country. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

Portfolio Management
The skill of the Subadviser will play a significant role in the fund's ability to achieve its investment objectives. The fund's investment results depend on the ability of the Subadviser to correctly identify economic "megatrends," especially with regard to accurately forecasting inflationary and deflationary periods. In addition, the fund's investment results depend on the Subadviser's ability to combine growth and value investing when selecting stocks, particularly in volatile stock markets. The Subadviser could be incorrect in its analysis of industries, companies and the relative attractiveness of growth and value stocks and other matters.

Sector Risk
From time to time, the fund may invest a significant amount of its total assets in certain sectors, which may be subject to specific risks. These risks include governmental regulation of the sector and governmental monetary and fiscal policies which impact interest rates and currencies and affect corporate funding and international trade. Certain sectors may be more vulnerable than others to these factors. In addition, market sentiment and expectations toward a particular sector could affect a company's market valuations and access to equity funding.

PERFORMANCE
The following bar chart and table show the variability of the fund's returns, which is one indicator of the risks of investing in the fund. The bar chart below shows changes in the fund's performance from year to year. On November 27, 2002, the fund changed its investment strategy to focus on large capitalization equities with growth potential at a reasonable price. Previously, the fund had a flexible investment strategy and the ability to invest in growth and value stocks, bonds, and money market instruments. Consequently, the fund's performance prior to November 27, 2002, may have been different if the current investment strategy had been in place.

Annual Total Returns (as of December 31 each year)

                         [MEGATRENDS FUND BAR CHART]

Best quarter shown in the bar chart above:     % in      quarter
                                           ----     ----         ----

Worst quarter shown in the bar chart above:     % in      quarter
                                            ----     ----         ----

The table below compares the fund's average annual returns for the past one-, five-, and 10-year periods, to those of unmanaged indexes.

AVERAGE ANNUAL TOTAL
RETURNS (FOR THE
PERIODS ENDING
DECEMBER 31, 2005)                     1 YEAR    5 YEARS   10 YEARS
 MEGATRENDS FUND
 RETURN BEFORE TAXES                   %          %        %
 RETURN AFTER TAXES ON
  DISTRIBUTIONS                        %          %        %
 RETURN AFTER TAXES ON
  DISTRIBUTIONS AND SALE
  OF FUND SHARES                       %          %        %
 S&P 500 Index*                        %          %        %
 Russell 1000 Growth Index(R)**        %          %        %

*The S&P 500 Index is a widely recognized index of common stock prices of U.S. companies. The returns for the

                                     2



S&P 500 Index reflect no deduction for fees, expenses or taxes.

**The Russell 1000 Growth Index(R) includes those common stocks of the Russell 1000 Index(R) with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index(R) is an index of common stocks of the 1,000 largest U.S. companies measured by total market capitalization. The returns for the Russell 1000 Growth Index(R) reflect no deduction for fees, expenses or taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Past performance, before and after taxes, does not guarantee future results.

FEES AND EXPENSES

Shareholder Transaction Expenses--Direct Fees
The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund. These fees are paid directly from your investment. If you sell shares and request your money by wire transfer, there is a $10 fee. Your bank may also charge a fee for receiving wires.

 Maximum sales charge (load) imposed on
  purchases                                  None
 Account closing fee(1)                       $10
 Administrative exchange fee                   $5
 Small account fee(2)                         $24
 Short-term trader's fee (If shares are
  exchanged or redeemed in less than 30
  days)(3)                                   0.25%

Annual Fund Operating Expenses--Indirect Fees
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of the fund's net assets during the fiscal year ended October 31, 2005.

 Management fees                              1.00%
 Distribution (12b-1) fees
 Other expenses
                                              -----
 Total annual fund operating expenses

(1) Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" section on page 11 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 11 for pertinent information.)

Example of Effect of the Fund's Operating Expenses
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

 * You invest $10,000.

 * Your investment has a 5% annual return.*

 * The fund's operating expenses remain the same.*

 * All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
  $ --       $ --    $ --     $ --

                                     3

You would pay the following expenses if you did not redeem your shares:

 1 YEAR    3 YEARS  5 YEARS  10 YEARS
  $ --       $ --    $ --     $ --

*Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

Investment Process
The Subadviser for the fund is Leeb Capital Management, Inc. The Subadviser's investment process is based primarily on portfolio techniques developed by Dr. Stephen Leeb, President and controlling shareholder of the Subadviser, and his staff. The Subadviser has developed models over the years to assist it in assessing economic "megatrends" and the resulting relative risk potential in the stock markets. These models emphasize general economic, monetary, and technical indicators. Based on its analysis, the Subadviser selects stocks by utilizing a combination of growth and value style investing. The fund generally will invest in large companies with growth potential that are dominant in their industry, have quality management, display strong, stable financial health, and are selling at relative discounts to the market, their industry, and their historical price to earnings ratios, cash flow, and other factors. The common stocks of such companies generally are traded on major stock exchanges and have a high degree of liquidity. The Subadviser may also invest in smaller companies with market capitalizations of less than $300 million at the time of purchase. While the fund is diversified, the Subadviser may invest a significant portion of the fund's assets in the stock of a single company. As a result, a single security's increase or decrease in value may have a greater impact on the fund's share price and total return.

Foreign Securities
The fund may invest a significant amount of its assets in the common stocks and other equity securities of foreign issuers. Investments in foreign securities involve greater risks than investments in domestic securities. These risks include:

 * CURRENCY RISK. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

 * POLITICAL, SOCIAL, AND ECONOMIC RISK. Foreign investments may be subject to heightened political, social, and economic risks. In some countries, a risk may exist that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the fund's assets from that country.

 * REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

 * MARKET RISK. Foreign securities markets may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

 * TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax and custody costs, may be higher than those of domestic transactions.

General Portfolio Policies

Principal Types of Investments and Related Risks
Because the fund invests substantially all of its assets in common stocks of U.S. companies, the main risk is that the value of the stocks it holds may decrease in response to the activities of an individual company or in response to general market, business, and economic conditions. If this occurs, the fund's share price may also decrease.

Other Types of Investments, Related Risks, and Considerations
While not principal strategies, the fund may lend portfolio securities, may invest in convertible securities, may hold temporary investments such as repurchase agreements, and may invest in illiquid securities.

For temporary defensive purposes, the fund may invest up to 100% of its assets in U.S. Government securities, short-term indebtedness, money market instruments, or other high-grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency, or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell the fund's portfolio securities without regard to holding periods if such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs and may result in taxable capital gains. Tax and transaction costs lower the fund's affective return for investors. The fund's historical portfolio turnover rates are noted under Financial Highlights.

Portfolio Holdings
A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and on the fund's website (www.usfunds.com).

FUND MANAGEMENT

Investment Adviser
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of
mutual funds with approximately $     billion in assets. For the fiscal year
                                  ---
ended October 31, 2005, the Adviser was paid a fee of 1.00% of average net assets in the fund.

Subadviser
The Adviser has retained Leeb Capital Management, Inc., 500 5th Avenue, Suite 3120, New York, New York 10110, to serve as the Subadviser for the fund. Leeb Capital Management, Inc. has been the Subadviser for the fund since November 18, 1991. The Subadviser manages the composition of the portfolio and is responsible for day-to-day investment management of the fund. In consideration for investment management services rendered to the fund, the Adviser shares the management fee (net of all expense reimbursements and waivers, if any) with the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory contract of the fund is available in the fund's October 31, 2005 annual report.

Portfolio Manager
Dr. Stephen Leeb has served as the fund's lead portfolio manager since 1991. Dr. Leeb has been engaged in the business of providing investment advisory and portfolio management services since the late 1970s. Dr. Leeb is the editor of The Complete Investor, one of the most widely read financial newsletters, and The Big Picture, a well-known market timing newsletter. In addition, Dr. Leeb is the author of the acclaimed books, The Oil Factor: Protect Yourself--and Profit--from the Coming Energy Crisis, Defying the Market, Getting in on the Ground Floor, Market Timing for the Nineties, and The Agile Investor. Dr. Leeb holds a Bachelor's Degree in Economics from The Wharton School of Business at the University of Pennsylvania. He also received an M.A. in Psychology and Math and a Ph.D. in Psychology from the University of Illinois. Dr. Leeb has been quoted in numerous financial publications, and he has appeared on Wall Street Week, Nightly Business Report, CNN, and CNBC.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

Excessive Short-Term Trading
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities, that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

 * It may lower overall fund performance;

 * It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

 * Frequent redemptions by market timers may increase taxable capital gains; and

 * It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's Board of Trustees has established time periods that shall be viewed as short-term trading in the fund on a first in, first out basis. Shares held less than 30 days will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. Some omnibus account providers may not have the technology to collect this fee.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

It may be difficult to identify whether particular orders placed through banks, brokers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise potentially disruptive to an affected fund. Accordingly, the Adviser may consider all the trades placed in a combined order through a financial intermediary on an omnibus basis as a part of a group and such trades may be restricted in whole or in part.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by requesting that the intermediary restrict access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global or at other mutual fund companies to determine whether to restrict future transactions. Based on the Adviser's review of an investor's account history the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

Distribution Plan
The fund has adopted a 12b-1 plan that allows the fund to pay the Adviser and its affiliates for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges. For the fiscal year ended October 31,
2005, fees paid by the fund under this plan were     % of fund net assets.
                                                 ----
HOW TO BUY SHARES

                          INITIAL       SUBSEQUENT
MINIMUMS                  INVESTMENT    INVESTMENT
   * Regular account        $5,000          $50

   * ABC Investment
     Plan(R)                $1,000         $100

   * Custodial
     accounts for
     minors                 $1,000          $50

   * Retirement
     account                  None         None

Minimum investments may be waived at the discretion of the officers of the Trust.

Send New Account Applications to:
    Shareholder Services
    U.S. Global Accolade Funds
    P.O. Box 781234
    San Antonio, TX 78278-1234

By Mail
 * Read this prospectus.

 * Fill out the application if you are opening a new account.

 * Write your check for the amount you want to invest. Make it payable to the fund you are buying.

 * Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if earlier.

 * Send the completed application, any additional documentation required, and your check in the envelope provided.

 * Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If we are unable to verify this information, we will return your money to you with no interest.

 * To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

On-Line Purchase of Shares
 * For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

 * If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

 * Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

 * U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

 * Shares purchased on-line are not available until the tenth business day after the purchase or, if earlier, when your ACH clears.

By Telephone
 * We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

 * If you already have a U.S. Global fund account, you may purchase additional shares by telephone order.

 * You must pay for additional shares within seven business days.

 * Telephone purchases are not available for U.S. Global retirement accounts and accounts in the money market funds.

 * Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

By Wire
 * Call 1-800-US-FUNDS for current wire instructions and a confirmation number.

By Automatic Investment
 * To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

 * U.S. Global automatically withdraws monies from your bank account monthly.

 * Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

 * See details on the application.

Important Notes About Paying for Your Shares
Your check must be made payable to the MEGATRENDS FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any U.S. Global Investors Funds or U.S. Global Accolade Funds you own.

If a check or ACH investment is returned unpaid due to nonsufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request.

Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

Effective Time for Purchase or Redemption Orders
Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

 * a completed and signed application,

 * a check or wire transfer for the full amount, and

 * reasonable verification of the customer's identification.

If you already have a MEGATRENDS FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES

 * Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

 * Each registered shareholder on your account registration must sign your request, with the signature(s) appearing exactly as it does on your account registration.

 * Redemptions of more than $15,000 require a signature guarantee.

 * A signature guarantee may be required in other situations. See
   "Signature Guarantee/Other Documentation."

 * If you have an identically registered account in a U.S. Global Investors money market fund with checkwriting privileges, you may call the fund and direct an exchange of your MEGATRENDS FUND shares into your existing money market fund account. You may then write a check against your money market fund account.

 * Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

 * The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

Important Notes About Redeeming Your Shares
 * Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

 * You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

 * You will be charged $10 for a wire transfer. International wire charges will be higher.

 * We will usually send a wire transfer the next business day after receipt of your order.

 * Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

 * To protect shareholders from the expense burden of excessive trading, the fund charges 0.25% of the value of shares redeemed or exchanged when the shares are held less than 30 days (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" section on page 11).

 * Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES

When exchanging shares into other funds in the U.S. Global family of funds:

 * An exchange order is effective on any given day when the exchange request is received by the fund by 4:00 p.m. Eastern time, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after the earlier of 3:00 p.m. Eastern time or the close of the NYSE. Any exchange order into or out of Gold Shares and/or World Precious Minerals Funds after 3:00 p.m. Eastern time will be executed at the respective NAVs of the funds as calculated on the next business day.

 * Each account must be registered identically; each must have the same signatures and addresses.

 * You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain accounts.

 * Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

 * You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www.usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

 * Exchanges made on our website, www.usfunds.com, must be between your existing accounts.

 * You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

 * Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

 * Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

 * Exchanges out of the fund of shares held less than 30 days are subject to the short-term trading fee equal to 0.25% of the value of shares exchanged (see "Fees and Expenses" table on page 3 and "Short-Term Trading Fee" on page 11).

 * Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

The Fund Reserves the Following Rights
 * To modify or eliminate any special purchase or redemption services or privileges.

 * To hold redemption proceeds for up to seven business days, or longer if permitted by the SEC.

 * To waive investment minimums or account minimum fees.

 * To refuse any application, investment, or exchange.

 * To require a signature guarantee or any other documentation.

 * To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

Account Minimums
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account.

The fund reserves the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

 * Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

 * ABC Investment Plan(R) accounts.

 * Retirement accounts.

 * Custodial accounts for minors.

Short-Term Trading Fee
Redemptions (including exchanges) of shares of the MegaTrends Fund held less than 30 days will be subject to a redemption fee equal to 0.25% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider if the omnibus account provider has agreed to monitor shareholder trading activity and collect a fund's redemption fee. If you hold your shares of the funds through an omnibus account provider (such as a 401(k) plan or a broker-dealer sponsored program), you should check with the program representative to determine if the redemption fee will be applied to your account. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

Net Asset Value (NAV) Calculation
The price at which you buy, sell, or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges into or out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.)

When the fund calculates NAV, it values the securities it holds at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using consistently applied procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 12:00 noon Eastern time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

Use of Fair Value Pricing
The funds' Board has determined to fair value foreign securities as necessary to, among other things, avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the Board believe it helps protect the interests of long-term shareholders in the funds.

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the fair valuation. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management team will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities. Additionally, portfolio personnel may monitor baskets of depository receipts relating to securities in a foreign market, baskets of securities from the foreign market or funds that consist of those securities, such as exchange-traded funds, futures contracts or other derivative securities based on indexes representative of the applicable market.

Signature Guarantee/Other Documentation
The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

 * Your redemption request exceeds $15,000.

 * You request that payment be made to a name other than the one on your account registration.

 * You request that payment be mailed to an address other than the one of record with the fund.

 * You change or add information relating to your designated bank.

 * You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.
Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

Business Days
You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

Confirmations
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

Purchases and Redemptions Through Broker/Dealers
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums, which are not applicable if you buy or sell shares directly from the fund.

ADDITIONAL INVESTOR SERVICES

Online Services
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

Retirement Services
The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the fund will be charged an annual custodial fee as follows:

   Regular IRA                           $10
   Roth IRA                              $10
   Coverdell Education Savings Account   $10
   SEP IRA                               $15
   SIMPLE IRA                            $15
   403(b)                                $15

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES

Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.

Taxes to You
You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash.

Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxed as ordinary income.

Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year unless the exchange is between tax-deferred accounts.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

This table is intended to help you understand the fund's financial performance for the past five years. Some of the information reflects financial results for a single fund share. Total returns represent the rate at which an investor would have earned (or lost) money on an investment in the fund. It assumes that all dividends and capital gains have been reinvested.

The information presented below has been derived from the fund's financial statements, which have been audited by KPMG LLP, independent registered public accountants, for the fiscal years ended October 31, 2003, 2004 and 2005, and their report and the fund's financial statements are included in the annual report, which is available by request. Another accounting firm audited this information for the fiscal years ended October 31, 2002, and prior.

                                                                        YEAR ENDED OCTOBER 31,
                                                      -----------------------------------------------------------
                                                         2005         2004         2003         2002         2001
                                                      -------      -------      -------      -------      -------
 NET ASSET VALUE, BEGINNING OF PERIOD                              $  8.25      $  6.62      $  9.20      $ 12.37
                                                      =======      =======      =======      =======      =======
 Income from investment operations
  Net investment loss                                                (0.17)       (0.18)       (0.14)       (0.14)
  Net realized and unrealized gains (losses) on
   securities                                                         1.24         1.85        (1.69)       (1.83)
                                                      -------      -------      -------      -------      -------
   Total from investment operations                                   1.07         1.67        (1.83)       (1.97)
                                                      -------      -------      -------      -------      -------
 Less distributions
  From net investment income                                         (0.12)       (0.04)          --           --
  From capital gains                                                    --           --        (0.75)       (1.20)
                                                      -------      -------      -------      -------      -------
   Total distributions                                               (0.12)       (0.04)       (0.75)       (1.20)
                                                      -------      -------      -------      -------      -------
 NET ASSET VALUE, END OF PERIOD                                    $  9.20      $  8.25      $  6.62      $  9.20
                                                      =======      =======      =======      =======      =======
 Total return (excluding account fees)(a)                            13.01%       25.38%      (22.15)%     (17.40)%
 Ratios/supplemental data(b)
  Net assets, end of period (in thousands)                         $13,239      $12,377      $10,888      $14,232
  Ratio of expenses to average net assets                             2.83%        3.07%        2.70%        2.37%
  Ratio of expenses after fee reimbursements and
   expense reductions                                                 2.83%        3.07%        2.70%        2.37%
  Ratio of net investment loss to average net assets                 (1.77)%      (2.12)%      (1.83)%      (1.25)%
  Portfolio turnover rate                                               64%          96%          87%         109%

(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses. Such amounts would increase the net investment loss ratio had such reductions not occurred.

                                    15

FUNDS IN THE U.S. GLOBAL FAMILY OF FUNDS
Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan(R). The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

HIGH REWARD -        China Region Opportunity Fund
HIGH RISK            Global Emerging Markets Fund
                     Eastern European Fund
                     Gold Shares Fund
                     World Precious Minerals Fund
                     Global Resources Fund
                     Holmes Growth Fund

MODERATE REWARD -    All American Equity Fund
MODERATE RISK        MEGATRENDS FUND
                     Tax Free Fund
                     Near-Term Tax Free Fund

LOW REWARD -         U.S. Government Securities Savings Fund
LOW RISK             U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

Other Fund Services
The fund offers additional services to meet the unique needs of our investors, including:

 * Payroll deduction plans, including military allotments.

 * Custodial accounts for minors.

 * Systematic withdrawal plans.

 * Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b)(7) plans.

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

MegaTrends Fund, a Series of U.S. Global Accolade Funds
More information on this fund is available at no charge, upon request.

Annual/Semi-Annual Reports
Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders, which are available free of charge on the fund's website, www.usfunds.com. These reports describe the fund's performance, list holdings, and describe recent market conditions, fund investment strategies, and other factors that had a significant impact on the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)
More information about this fund, its investment strategies, and related risks is provided in the SAI, which is available free of charge on the fund's website, www.usfunds.com. The SAI and the fund's website include a description of the fund's policies with respect to the disclosure of its portfolio holdings. There can be no guarantee that the fund will achieve its objectives. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

To Request Information:

BY PHONE      1-800-US-FUNDS
              (1-800-873-8637)

BY MAIL       Shareholder Services
              MegaTrends Fund
              P.O. Box 781234
              San Antonio, TX 78278-1234

BY INTERNET   http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-942-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.



[U.S. Global Investors logo]     MEGATRENDS FUND
                                 SEC Investment Company Act File No. 811-7662

================================================================================
PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
        (ITEMS 9 - 22)
================================================================================





                           U.S. GLOBAL ACCOLADE FUNDS











                              Eastern European Fund



                       Statement of Additional Information























This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2006. The financial statements for the Eastern European Fund for the year ended October 31, 2005, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the fund's Annual Report dated October 31, 2005. Copies of the prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2006.

                                TABLE OF CONTENTS
                                                                            Page

GENERAL INFORMATION............................................................1

FUND POLICIES..................................................................1

INVESTMENT STRATEGIES AND RISKS................................................3

PORTFOLIO TURNOVER............................................................15

PORTFOLIO HOLDINGS DISCLOSURE.................................................15

MANAGEMENT OF THE FUND........................................................16

PROXY VOTING POLICIES.........................................................19

PRINCIPAL HOLDERS OF SECURITIES...............................................52

INVESTMENT ADVISORY SERVICES..................................................52

PORTFOLIO MANAGERS............................................................53

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..............................54

DISTRIBUTION PLAN.............................................................56

BROKERAGE TRANSACTIONS........................................................56

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................57

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................58

TAX STATUS....................................................................58

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................61

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.....................................61

FUND COUNSEL..................................................................61

COUNSEL TO INDEPENDENT TRUSTEES...............................................61

FINANCIAL STATEMENTS..........................................................61

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993 under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Eastern European Fund (fund), a non-diversified portfolio of the Trust, and should be read in conjunction with the Prospectus. The fund commenced operations on March 31, 1997.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

Industry Classifications. The fund will use the MCSI Emerging Markets Europe Index to determine industry classifications.

Investment Restrictions. If a percentage investment restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the fund's policies is fundamental.

Fundamental Investment Restrictions

The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or
(2) more than 50% of the fund's outstanding shares.

The fund may not:

1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5. Purchase physical commodities or contracts related to physical commodities.

6. Make loans except as permitted under the 1940 Act, as amended,and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

The fund may not:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3.    Invest more than 15% of its net assets in illiquid securities.

4.    Invest more than 5% of its net assets in options.

                               VALUATION OF SHARES

A  portfolio   security   listed  or  traded  on  an  exchange  in  domestic or
international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued according to the broadest and most representative market.

Equity  securities  traded on NASDAQ are valued at the NASDAQ  Official  Closing
Price.  If there are no sales  that  day,  securities  traded on NASDAQ  will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 11:00 a.m. Eastern Time.



                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's Prospectus.

Non-Diversification. The Eastern European Fund has elected to be classified as a non-diversified series of an open-end investment company. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund's total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code. The fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the fund may invest a greater proportion of its assets in the securities of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold smaller positions of the securities of a larger number of issuers.

Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

Securities Lending. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

Borrowing. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings, the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

Temporary Defensive Investment. For temporary defensive purposes during periods that, in the Subadviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

Commercial Paper and Other Money Market Instruments. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Subadviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

American Depository Receipts and Global Depository Receipts. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the fund's investment policies, the fund's investments in depository receipts will be deemed investments in the underlying securities.

Emerging Markets. Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because the fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the fund's stated objective will be realized. The fund's Adviser and Subadviser will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in emerging markets include:

1. The risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms, which are inherent in the markets of more developed nations, may lead to turmoil in the marketplace, as well as the inability of the fund to liquidate its investments;

3. Greater social, economic and political uncertainty (including the risk of war);

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

5. Currency exchange rate fluctuations and the lack of available currency hedging instruments;

6.   Higher rates of inflation.

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

8.   Greater governmental involvement in and control over the economy;

9. The fact that emerging market companies may be smaller, less seasoned and newly organized;

10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

12.  The  fact  that  statistical  information  regarding  the  economy  of many
     emerging   market   countries  may  be  inaccurate  or  not  comparable  to
     statistical information regarding the United States or other economies;

13.  Less extensive regulation of the securities markets;

14.  Certain   considerations   regarding  the  maintenance  of  fund  portfolio
     securities   and  cash   with   foreign   sub-custodians   and   securities
     depositories;

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

16. The risk that the fund may be subject to income, capital gains or withholding taxes imposed by emerging market countries or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

17. The fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks;

18. The risk that enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

19. The risk that businesses in emerging markets have only a very recent history of operating within a market-oriented economy. In general, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

20. The fact that the Subadviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses;

21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy, the fund will not invest more than 15% of its net assets in illiquid securities.;and

22. In addition to the emerging markets risks described above, each individual Eastern European country also necessarily involves special risks, which may be unique to that country. Following is a brief description of special risks, which may be incurred when the fund invests in the Czech Republic, Hungary, Poland, Russia, Croatia, Slovenia and Slovakia.

The Czech Republic. The Prague Stock Exchange opened in April 1993 with 12 monetary institutions and 5 brokerage firms as its founding shareholders. The trading and information systems are based on a central automated trading system. The market price of securities is set in this automated system once a day, although a number of the largest stocks on the market now trade through a continuous system. Direct trades are concluded between members, recorded in the automated trading system, and settled through the Exchange Register of Securities. Only members of the Prague Stock Exchange can be participants in automated trades in blocks of securities.

Another method of trading is the over-the-counter market, which operates by directly accessing the Securities Centre. The Securities Act allows for off-exchange trading, which primarily benefits the millions of local shareholders who hold shares because of the original privatization of Czech industry.

Concluded exchange deals are cleared by Securities Register Ltd., an offshoot of the Prague Stock Exchange. All exchange deals between members are guaranteed clearing; a guarantee fund covers the risks and liabilities inherent in exchange trading.

Hungary.  In 1995,  the Hungarian  government  implemented  a new  stabilization program that would privatize state enterprises and state owned banks. Significant privatization in recent years includes oil and gas companies, gas and electricity distribution companies, and partial privatization of telecommunications, commercial banking, and television companies. The private sector now accounts for approximately 70% of GDP, compared with only 10% at the end of 1990. It is unclear whether a consolidation of ownership has occurred or will occur as a result of privatization.

Hungary submitted its application for European Union membership in March 1994 and, because of its having met the bulk of its obligations under the Europe Agreement, Hungary joined the European Union in 2004.

The Budapest Commodity and Stock Exchange opened in 1864 and became one of the largest markets in Central Europe. After the Second World War, the exchange was closed by the Communists and reopened 42 years later in June 1990. The Budapest Stock Exchange is a two-tier market consisting of listed and traded stocks. The over-the-counter market is not regulated and any public company's shares can be traded on it.

Poland. The Act establishing the Warsaw Stock Exchange (1991) provided the basic legal framework for securities activities. The Law on Public Trading in Securities and trust funds (1991) regulates the public offerings of securities, the establishment of open-end investment funds and the operations of securities brokers. Polish equities are held on a paperless book-entry system, based on a computerized central depository. For listed securities, it is a requirement that trades take place through the market for the change of ownership to take place.

Russia. Russia does not have a centralized stock exchange, although exchange activity has developed regionally and shares are now traded on exchanges located throughout the country. The majority of stocks in Russia are traded on the over-the-counter market. It is through the over-the-counter market that foreign investors typically participate in the Russian equity market.

One of the largest problems in the equity market continues to be shareholders' property rights. In Russia, the only proof of ownership of shares is an entry in the shareholders' register. Despite a presidential decree requiring companies with over 1,000 shareholders to have an independent body to act as its registrar, in practice a company's register is still susceptible to manipulation by management. To solve this and related problems, the Federal Securities Commission was created. Also, Russian law requires banks and market professionals to acquire a license before handling securities.

Slovakia. The Bratislava Stock Exchange and the RM-system (an over-the-counter exchange) began operations during the first half of 1993. The RM-system trades in all companies distributed under the voucher privatization scheme as well as newly established companies. Foreigners are free to participate in the market for shares; profit repatriation is subject to payment of income taxes on capital gains.

From the beginning, Slovakia's markets were fragmented and have lacked liquidity. Over 80 percent of all trades were executed outside of the Bratislava Stock Exchange and RM-system. With the adoption of the new capital markets legislation, more than 70 percent of all trades have been executed on the Bratislava Stock Exchange or the RM-system. Parliament has adopted amendments to the securities law which provide for the establishment of an independent regulatory body to protect investors' rights; it centralizes trading on the official market with the requirement that all trades be registered, published and completed at prices posted on the Bratislava Stock Exchange, thus promoting greater transparency. The revised law also increases the minimum capital requirements for brokers.

The Czech Republic, Hungary, Poland, and Slovakia joined the European Union in 2004. This represents the culmination of a ten-year process and completes the transformation of these former Communist countries into full-fledged market economies. As a consequence, the political, economic and currency risk of investing in these countries may decline materially.

When-Issued or Delayed-Delivery Securities. The fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed-delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed-delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed-delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Lower-Rated and Unrated Debt Securities. The fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Ratings (New York), Thomson Bankwatch (New York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade.

Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Subadviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by the fund, the Subadviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The fund does not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. The fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.

Convertible Securities. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

Repurchase Agreements. The fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Subadviser) considers creditworthy.

Government and Corporate Debt. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds.

Agencies  or  instrumentalities  established  by the  United  States  Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing
Association. Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding
Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither insured nor guaranteed by the U.S. Treasury.

Quality Ratings of Corporate Bonds. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the fund may invest are as follows:

     Moody's Investors Service, Inc. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Group. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Other Rights to Acquire Securities. The fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivative Securities. The fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures. The fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund's ability to successfully use these derivative securities will depend upon the Subadviser's ability to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to the fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The fund's activities involving strategic transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts. The fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When the fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk  that  futures  contract  price  movements  will  not  correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Options. The fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the fund will depend on the Subadviser's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

Segregated Assets and Covered Positions. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed-delivery basis, the fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the fund's custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of the fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

The fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. The fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

Foreign Currency Transactions. Investments in foreign companies usually involve use of currencies of foreign countries. The fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Subadviser may utilize forward foreign currency transactions in an attempt to hedge the fund's investments in foreign securities back to the U.S. dollar when, in the Subadviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the fund has (or expects to have) portfolio exposure.

The fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked securities.

The fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, the fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities is less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

The fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.

                               PORTFOLIO TURNOVER

The fund's management buys and sells securities for the fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

For the fiscal periods shown below, the fund's portfolio turnover rate was:

                             Fiscal Period                    Portfolio Turnover

                             Period ended October 31, 2005                xxxxxx
                             Period ended October 31, 2004                   89%
                             Period ended October 31, 2003                  109%

(If there has been an increase in the fund's portfolio turnover rate - insert information here.)


                            PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holding. The Trust publicly discloses holdings of the fund in accordance with regulatory requirements, such asperiodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodians, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service provider may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the fund's website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual fund in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the fund by these services, the fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information.

The Adviser/Subadvisers of the fund may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the fund and securities that may be purchased for the fund. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the fund or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the Board.


                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

                                              NON-INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------------------------
NAME                POSITIONS         TERM OF            PRINCIPAL                    NUMBER OF          OTHER
(AGE)               HELD WITH         OFFICE(2)          OCCUPATION(S)                PORTFOLIOS         DIRECTORSHIPS
ADDRESS(1)          TRUST             AND LENGTH         DURING PAST 5 YEARS          IN FUND            HELD BY
                                      OF TIME                                         COMPLEX            TRUSTEE
                                      SERVED                                          OVERSEEN
                                                                                      BY TRUSTEE
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
J. Michael Belz     Trustee           1998 to           President and                 Thirteen           None
(52)                                  present           Chief Executive Officer
                                                        of Catholic Life
                                                        Insurance since 1984.


----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Richard E. Hughs    Trustee           1994 to           School of Business, State     Four               None
(69)                                  present           University of New York at
                                                        Albany: Professor Emeritus
                                                        since September 2001,
                                                        Professor from 1990 to 2001,
                                                        Dean from 1990 to 1995;
                                                        Director of MBA program from
                                                        1996 to 2001.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Clark R. Mandigo    Trustee            1993             Restaurant operator,           Thirteen         Director, Lone
(62)                                   to               business consultant since                       Star Steakhouse &
                                       present          1991.                                           Saloon, Inc.
                                                                                                        since 1992.
--------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2) Each elected or appointed Trustee shall serve for six years or until termination of the Fund or the Trustee's death, resignation or removal, whichever occurs first. A trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for election by shareholders in the calendar year of the Trustee's seventy-second birthday. If the Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-second birthday.

--------------------------------------------------------------------------------

                                              INTERESTED TRUSTEES(2)


--------------------------------------------------------------------------------------------------------------------
NAME                POSITIONS         TERM OF            PRINCIPAL                    NUMBER OF          OTHER
(AGE)               HELD WITH         OFFICE(2)          OCCUPATION(S)                PORTFOLIOS         DIRECTORSHIPS
ADDRESS(1)          TRUST             AND LENGTH         DURING PAST 5 YEARS          IN FUND            HELD BY
                                      OF TIME                                         COMPLEX            TRUSTEE
                                      SERVED                                          OVERSEEN
                                                                                      BY TRUSTEE
---------------------- ------------- ------------- -------------------------- --------------- ---------------------
Frank E. Holmes     Trustee,          1989 to           Chairman of the Board of      Thirteen          Director of 71316
(51)                Chief             present           Directors, Chief                                Ontario, Inc. since
                    Executive                           Executive Officer, and                          April 1987 and of
                    Officer,                            Chief Investment Officer                        F. E. Holmes
                    President,                          of the Adviser. Since                           Organization, Inc.
                    Chief                               October 1989, Mr. Holmes                        since July 1978.
                    Investment                          has served and continues                        Chairman of the
                    Officer                             to serve in various                             Board of Directors
                                                        positions with the                              of Endeavor Mining
                                                        Adviser, its                                    since October 2005.
                                                        subsidiaries, and the
                                                        investment companies it
                                                        sponsors.
-------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.
(2)   Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS


--------------------------------------------------------------------------------------------------------------------
NAME                POSITIONS         TERM OF             PRINCIPAL
(AGE)               HELD WITH         OFFICE AND          OCCUPATION(S)
ADDRESS(1)          TRUST             LENGTH OF           DURING PAST
                                      TIME SERVED         5 YEARS
----------------------- ------------------- ------------- ----------------------------------------------------------
Susan B. McGee      Executive Vice    1997 to             President and General Counsel of the Adviser. Since
(46)                President,        present             September 1992. Ms. McGee has served and continues to
                    Secretary,                            serve in various positions with the Adviser, its
                    General Counsel                       subsidiaries, and the investment companies it sponsors.
----------------------- ------------------- ------------- ----------------------------------------------------------
Catherine A.        Treasurer         2004 to             Chief Financial Officer of the Adviser since August
Rademacher (46)                       present             2004. Controller of the Adviser from April 2004 until
                                                          August 2004. Associate with Resources Connection from

                                                          July 2003 to February 2004. Recruiting Manager with
                                                          Robert Half International from November 2002 to June
                                                          2003. Controller of Luby's Inc. from June 2000 to
                                                          October 2002. Assistant Controller of Hunt Building
                                                          Corp. from April 1995 to October 1998.
--------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

--------------------------------------------------------------------------------

The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held three meetings during the fiscal period ended October 31, 2005.


                             OWNERSHIP OF THE FUNDS

As of December 31, 2005, each Trustee beneficially owned that amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.

---------------------------------------- -------------------------------- ------------------------------------------
NAME OF TRUSTEE                  DOLLAR RANGE OF EQUITY                       AGGREGATE DOLLAR RANGE OF EQUITY
                                 SECURITIES IN THE FUND HELD                  SECURITIES IN ALL REGISTERED
                                 AS OF 12/31/2005                             INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
                                                                              IN FAMILY OF INVESTMENT COMPANIES
---------------------------------------- -------------------------------- ------------------------------------------
INTERESTED TRUSTEE
---------------------------------------- -------------------------------- ------------------------------------------
Frank E. Holmes                  $                                            $
---------------------------------------- -------------------------------- ------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------
J. Michael Belz                  $                                            $
Richard E. Hughs                 $                                            $
Clark R. Mandigo                 $                                            $

---------------------------------------- -------------------------------- ------

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal period ended October 31, 2005. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

                                  COMPENSATION

--------------------------------------- --------------------------------- ------------------------------------------
NAME AND POSITION                       TOTAL COMPENSATION FROM U.S.      TOTAL COMPENSATION FROM U.S. GLOBAL FUND

--------------------------------------- --------------------------------- ------------------------------------------
Frank E. Holmes, Trustee, Chief         $                                 $
Executive Officer, President


----------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------
J. Michael Belz, Trustee                $                                 $
Richard E. Hughs, Trustee               $                                 $
Clark R. Mandigo, Trustee               $                                 $
--------------------------------------- --------------------------------- ------------------------------------------
Charles Lutter, Jr.,                    $                                 $
Chief Compliance Officer
--------------------------------------------------------------------------------------------------------------------

(1) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2005. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo served on the boards of all thirteen fund portfolios. Mr. Belz was elected to the Board of Trustees of the U.S. Global Investors Funds effective November 1, 2005. Dr. Hughs served on the board of four fund portfolios.
(2)   Includes compensation related to four fund portfolios.

--------------------------------------------------------------------------------

                                 CODE OF ETHICS

The Trust, the Adviser, the Subadviser, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.



                              PROXY VOTING POLICIES

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS Proxy Voting Guidelines Summary and Concise Global Proxy Voting Guidelines. The Board also directed the Adviser and Subadviser to monitor proxy-voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser or Subadviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.


VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will forward to each applicable subadviser ISS's vote recommendation for a fund for the subadviser to monitor.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of ISS's proxy voting policy guidelines.

1. OPERATIONAL ITEMS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying  Auditors
Vote FOR  proposals to ratify  auditors,  unless any of the following  apply:
    o An auditor has a financial interest in or association with the company, and is therefore not independent,
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
    o Fees for non-audit services ("Other" fees) are excessive.

Non-audit  fees  are  excessive  if:
Non-audit ("other") fees >audit fees +audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal,any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
    o Composition of the board and key board committees;
    o Attendance at board and committee meetings;
    o Corporate governance provisions and takeover activity;
    o Disclosures under Section 404 of Sarbanes-Oxley Act;
    o Long-term company performance relative to a market and peer index;
    o Extent of the director's investment in the company;
    o Existence of related party transactions;
    o Whether the chairman is also serving as CEO;
    o Whether a retired CEO sits on the board;

    o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
    o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
    o A Russell 3000 company underperformed its industry group (GICS group).
      The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year
      TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
    o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
    o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
    o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o The company has poor compensation practices, which include, but are not limited to:
        - Egregious employment contracts including excessive severance provisions; Excessive perks that dominate compensation;
        - Huge bonus payouts without justifiable performance linkage;
        - Performance metrics that are changed during the performance period;
        - Egregious SERP (Supplemental Executive Retirement Plans) payouts;
        - New CEO with overly generous new hire package;
        - Internal pay disparity;
        - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)
    o    Employee of the company or one of its affiliates; (1)
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o    Listed as a Section 16 officer; (2)
    o    Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
    o    Board attestation that an outside director is not independent;
    o    Former CEO of the company;
    o    Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
    o Former executive of the company, an affiliate or an acquired firm within the past five years;
    o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
    o    Relative (4) of a current employee of company or its affiliates;
    o Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;
    o Currently provides (or a relative provides)professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
    o Employed by (or a relative is employed by) a significant customer or supplier; (5)
    o Has (or a relative has) any transactionalrelationship with the company or its affiliates excluding investments in the company through a private placement; (5)
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)
    o    Founder (7) of the company but not currently an employee;
    o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(5) from the company or its affiliates. (1)

Independent Outside Director (IO)
    o    No material (8) connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 "Executives" (officers subject to Section
16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). 3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship(financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
    o  the presence of a majority threshold voting standard;
    o  a proxy access provision in the company's bylaws or governance documents;
       or
    o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
    o  Annually elected board;
    o  Two-thirds of the board composed of independent directors;
    o  Nominating committee composed solely of independent directors;
    o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
    o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock; o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
    o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
    o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
    o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serves as liaison between the chairman and the independent directors,
        - Approves information sent to the board,
        - Approves meeting agendas for the board,
        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Has the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensures that he is available for consultation and direct communication;
     o  Two-thirds independent board;
     o  All-independent key committees;
     o  Established governance guidelines;
     o  The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

    o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
    o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status; o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
    o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
    o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to its shareholders;
    o Company has not ignored majority supported shareholder proposals or a majority
WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
    o Long-term financial performance of the target company relative to its industry;
    o  Management's track record;
    o  Background to the proxy contest;
    o  Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
    o  Shareholders  have approved  the  adoption  of the plan;  or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
    o  No lower than a 20% trigger, flip-in or flip-over;
    o  A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
    o  Purchase price;
    o  Fairness opinion;
    o  Financial and strategic benefits;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives for the business;
    o  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
    o  Impact on the balance sheet/working capital;
    o  Potential elimination of diseconomies;
    o  Anticipated financial and operating benefits;
    o  Anticipated use of funds;
    o  Value received for the asset;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
    o  The reasons for the change;
    o  Any financial or tax benefits; o Regulatory benefits;
    o  Increases in capital structure;
    o  Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
    o  Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced;and
    o  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
    o  Percentage of assets/business contributed;
    o  Percentage ownership;
    o  Financial and strategic benefits;
    o  Governance structure;
    o  Conflicts of interest;
    o  Other alternatives;
    o  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
    o  Management's efforts to pursue other alternatives;
    o  Appraisal value of assets;and
    o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;

    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
    o  Tax and regulatory advantages;
    o  Planned use of the sale proceeds;
    o  Valuation of spinoff;
    o  Fairness opinion;
    o  Benefits to the parent company;
    o  Conflicts of interest;
    o  Managerial incentives;
    o  Corporate governance changes;
    o  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
    o  Prolonged poor performance with no turnaround in sight;
    o  Signs of entrenched board and management;
    o  Strategic plan in place for improving value;
    o  Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE  OF  INCORPORATION
Control  Share  Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months)prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
    o  Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o  Absence of non-shareholder approved poison pill;
    o  Reasonable equity compensation burn rate;
    o  No non-shareholder approved pay plans; and
    o  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
   o It is intended for financing purposes with minimal or no dilution to current shareholders;
   o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
    o  More simplified capital structure;
    o  Enhanced liquidity;
    o  Fairness of conversion terms;
    o  Impact on voting power and dividends;
    o  Reasons for the reclassification;
    o  Conflicts of interest; and
    o  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
    o  Adverse governance changes;
    o  Excessive increases in authorized capital stock;
    o  Unfair method of distribution;
    o  Diminution of voting rights;
    o  Adverse conversion features;
    o  Negative impact on stock option plans; and
    o  Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
   o  The total cost of the company's equity plans is unreasonable;
   o The plan expressly permits the repricing ofstock options without prior shareholder approval;
   o  There is a disconnect between CEO pay and the company's performance;
   o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
   o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of  Equity  Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The   Shareholder   Value   Transfer  is   reasonable  if  it  falls  below  the
company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
    o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
    o  the main source of the pay increase (over half) is equity-based, and
    o  the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
        - Base salary, bonus, long-term incentives;
        - Accumulative realized and unrealized stock option and restricted stock gains;
        - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
        - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
        - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
        -   Payment if "change of control" termination occurs within 12 months:
            $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal period. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers.Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1)or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.






-------- (1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

 2006 Proxy Season Burn Rate Table

                                               Russell 3000                       Non-Russell 3000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1010       Energy                              1.53%     0.96%       2.50%         2.03%    2.53%      4.56%
---------------------------------------------------------------------------------- --------------------------
1510       Materials                           1.37%     0.74%       2.11%         2.15%    2.01%      4.16%
---------------------------------------------------------------------------------- --------------------------
2010       Capital Goods                       1.84%     1.09%       2.93%         2.74%    2.63%      5.37%
---------------------------------------------------------------------------------- -------------------------0
2020       Commercial Services & Supplies      2.73%     1.60%       4.33%         3.43%    4.18%      7.61%
---------------------------------------------------------------------------------- -------------------------0
2030       Transportation                      1.76%     1.71%       3.47%         2.18%    2.12%      4.30%
---------------------------------------------------------------------------------- -------------------------0
2510       Automobiles & Components            1.97%     1.27%       3.24%         2.23%    2.29%      4.51%
-------------------------------------------------------------------------------------------------------------
2520       Consumer Durables & Apparel         2.04%     1.22%       3.26%         2.86%    2.48%      5.35%-
---------------------------------------------------------------------------------- --------------------------
2530       Hotels Restaurants & Leisure        2.22%     1.09%       3.31%         2.71%    2.46%      5.17%-
---------------------------------------------------------------------------------- --------------------------
2540       Media                               2.14%     1.24%       3.38%         3.26%    2.52%      5.77%
---------------------------------------------------------------------------------- --------------------------
2550       Retailing                           2.54%     1.59%       4.12%         4.01%    4.03%      8.03%
---------------------------------------------------------------------------------- --------------------------
3010,      Food & Staples Retailing            1.82%     1.31%       3.13%         2.20%    2.79%      4.99%
3020, 3030
---------------------------------------------------------------------------------- -------------------------
3510       Health Care Equipment & Services    3.20%     1.71%       4.91%         4.33%    3.20%      7.53%
---------------------------------------------------------------------------------- --------------------------
3520       Pharmaceuticals & Biotechnology     3.70%     1.87%       5.57%         5.41%    4.74%      10.15%
---------------------------------------------------------------------------------- --------------------------
4010       Banks                               1.46%     1.00%       2.46%         1.38%    1.42%      2.79%
---------------------------------------------------------------------------------- --------------------------
4020       Diversified Financials              3.00%     2.28%       5.28%         4.46%    4.01%      8.47%
---------------------------------------------------------------------------------- --------------------------
4030       Insurance                           1.52%     1.04%       2.56%         2.25%    2.85%      5.10%
---------------------------------------------------------------------------------- --------------------------
4040       Real Estate                         1.30%     1.01%       2.31%         1.12%    1.67%      2.79%
---------------------------------------------------------------------------------- --------------------------
4510       Software & Services                 5.02%     2.98%       8.00%         6.92%    6.05%      12.97%
---------------------------------------------------------------------------------- --------------------------
4520       Technology Hardware & Equipment     3.64%     2.48%       6.11%         4.73%    4.02%      8.75%
---------------------------------------------------------------------------------- --------------------------
4530       Semiconductors & Semiconductor
           Equip.                              4.81%     2.86%       7.67%         5.01%    3.06%      8.07%
---------------------------------------------------------------------------------- --------------------------
5010       Telecommunication Services          2.31%     1.61%       3.92%         3.70%    3.41%      7.11%
---------------------------------------------------------------------------------- --------------------------
5510       Utilities                           0.94%     0.62%       1.56%         2.11%    4.13%      6.24%
---------------------------------------------------------------------------------- --------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal periods as follows:


---------------------------------- ------------------------------- ------------------------------------------
Characteristics                    Annual Stock Price Volatility   PREMIUM

---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
    o  Egregious employment contracts including excessive severance provisions;
    o  Excessive perks that dominate compensation;
    o  Huge bonus payouts without justifiable performance linkage;
    o  Performance metrics that are changed during the performance period;

    o  Egregious SERP (Supplemental Executive Retirement Plans) payouts;
    o  New CEO with overly generous hiring package;
    o  Internal pay disparity;
    o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o  Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        - Deferred stock payable at the end of a three-year deferral period.
    o  Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal period in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:


------------------------------------- ----------------------------------- -----------------------------------
Component                             Amount Earned/Granted               Description
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in base
                                                                          salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific performance
                                      Actual earned:                      measures and actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale  for   determining   the
                                      Exercise price:                     number of stock options  issued to
                                      Vesting:                            CEO.
                                      Grant value:                        Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale  for   determining   the
                                                                          number of restricted  stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested and
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance  measures  and  actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide  structure  and  terms  of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest, formulas
                                      Accumulated company match  (if      formulas, minimum  guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
-------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

Component                             Amount Earned/Granted               Description

                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers  or  interest on SERPs.


                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites provided.
                                      various perquisites                 Examples: company aircraft, company
                                                                          cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown  of  gross-ups  for  any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for         Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for cash,
under "for cause" and "not for        equity and benfits under different
cause")                               scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement  and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------

Estimated Total Package               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
    o  Purchase price is at least 85 percent of fair market value;
    o  Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    o  Purchase price is less than 85 percent of fair market value; or
    o  Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
    o  Historic trading patterns;
    o  Rationale for the repricing;
    o  Value-for-value exchange;
    o  Treatment of surrendered options;
    o  Option vesting;
    o  Term of the option;
    o  Exercise price;
    o  Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
    o There is a two-year minimum holding period for sale proceeds (cash or stock)for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION
Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
    o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
    o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal period.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
    o  The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
    o  The existing level of disclosure on pricing policies;
    o  Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o  Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
    o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
    o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
    o The nature and size of the company's operations in Sub-Saharan Africa and the numberof local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers;
    o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of its subprime business;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o  Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o  Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o  The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    o  Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
    o  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o  The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
    o  The percentage of the company's business affected;
    o  The feasibility of a spin-off;
    o  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
    o  Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
    o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
    o New legislation is adopted allowing development and drilling in the ANWR region;
    o  The company intends to pursue operations in the ANWR; and
    o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
    o Environmentally conscious practices of peer companies, including endorsement of CERES;
    o  Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
    o The company has publicly disclosed guidelines for its corporate and contract farming operations,including compliance monitoring; or
    o  The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
    o  The feasibility of financially quantifying environmental risk factors;
    o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
    o  The costs associated with implementing improved standards;
    o The potential costs associated with remediation resulting from poor environmental performance; and

    o The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
    o  The company does not maintain operations in Kyoto signatory markets;
    o The company already evaluates and substantially discloses such information; or,
    o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
    o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
    o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
    o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
    o The company does not currently have operations or plans to develop operations in these protected regions; or,
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o  The nature of the company's business and the percentage affected;
    o  The extent that peer companies are recycling;
    o  The timetable prescribed by the proposal;
    o  The costs and methods of implementation;
    o Whether the company has a poor environmental track record, such as violations of federaland state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of thefeasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees(PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
    o  The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;
    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay
    o  Independence of the compensation committee;
    o  Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
    o  Risks associated with certain international markets;

    o  The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o  The nature and amount of company business in that country;
    o  The company's workplace code of conduct;
    o  Proprietary and confidential information involved;
    o  Company compliance with U.S. regulations on investing in the country;
    o  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
    o  Agreements with foreign suppliers to meet certain workplace standards;
    o  Whether company and vendor facilities are monitored and how;
    o  Company participation in fair labor organizations;
    o  Type of business;
    o  Proportion of business conducted overseas;
    o  Countries of operation with known human rights abuses;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o  Peer company standards and practices;
    o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o  The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o  Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o  The cost and feasibility of adopting all nine principles;
    o  The cost of duplicating efforts to follow two sets of standards
       (Fair Employment and the MacBride Principles);
    o  The potential for charges of reverse discrimination;
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o  The level of the company's investment in Northern Ireland;
    o  The number of company employees in Northern Ireland;
    o  The degree that industry peers have adopted the MacBride Principles;
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride

       Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o  Whether the company has in the past manufactured landmine components;
    o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o  What weapons classifications the proponent views as cluster bombs;
    o Whether the company currently or in the past has manufactured cluster bombs or their components;
    o  The percentage of revenue derived from cluster bomb manufacture;
    o  Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
    o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
    o  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available; or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
    o  The degree of board diversity;
    o  Comparison with peer companies;
    o  Established process for improving board diversity;
    o  Existence of independent nominating committee;
    o  Use of outside search firm;
    o  History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
    o  The company has well-documented equal opportunity programs;
    o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
    o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o  The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;
    o The company already issues public reports on its company-wide affirmativ initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
    o  Past performance as a closed-end fund;
    o  Market in which the fund invests;
    o  Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
    o  Past performance relative to its peers;
    o  Market in which fund invests;
    o  Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o  Strategy of the incumbents versus the dissidents;
    o  Independence of directors;
    o  Experience and skills of director candidates;
    o  Governance profile of the company;
    o  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
    o  Proposed and current fee schedules;

    o  Fund category/investment objective;
    o  Performance benchmarks;
    o  Share price performance as compared with peers;
    o  Resulting fees relative to peers;
    o  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
    o  Stated specific financing purpose;
    o  Possible dilution for common shares;
    o  Whether the shares can be used forantitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
    o  Potential competitiveness;
    o  Regulatory developments;
    o  Current and potential returns; and
    o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
    o  The fund's target investments;
    o  The reasons given by the fund for the change; and
    o  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market;
    o  Consolidation in the target market; and
    o  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
    o  Potential competitiveness;
    o  Current and potential returns;
    o  Risk of concentration;
    o  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
    o  Strategies employed to salvage the company;
    o  The fund's past performance;
    o  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
    o  The degree of change implied by the proposal;
    o  The efficiencies that could result;
    o  The state of incorporation;
    o  Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
    o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
    o  Regulations of both states;
    o  Required fundamental policies of both states;
    o  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
    o  Fees charged to comparably sized funds with similar objectives;
    o  The proposed distributor's reputation and past performance;
    o  The competitiveness of the fund in the industry;
    o The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
    o  Resulting fee structure;
    o  Performance of both funds;
    o  Continuity of management personnel;
    o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
    o  Performance of the fund's Net Asset Value (NAV);

    o  The fund's history of shareholder relations;
    o  The performance of other funds under the advisor's management.


                         PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2006, the officers and Trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund. The fund is aware of the following entities and persons who owned of record, or beneficially, more than 5% of the outstanding shares of the fund at January 31, 2006:

Name and Address of Owner          % Owned                     Type of Ownership




                          INVESTMENT ADVISORY SERVICES

The fund's investment adviser is U. S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, as well as a Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than _____% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's Prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

Management Fees

For the fiscal periods shown below, the fund paid the Adviser the following advisory fees:

             Fiscal Period                                       Management Fee
       Period ended October 31, 2005                                     xxxxxx
       Period ended October 31, 2004                                 $1,874,713
       Period ended October 31, 2003                                   $277,531


For the services of the Adviser, the fund pays a management fee at an annual rate of 1.25% based on average net assets. Fees are accrued daily and paid monthly.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

The Trust and the Adviser, in connection with the fund, have entered into a sub-advisory agreement with another firm as discussed in the Prospectus. The Adviser pays the Subadviser a sub-advisory fee equal to one-half of the one and one quarter percent (1.25%) annual management fee paid by the fund. The fund will not be responsible for the Subadviser's fee.

For the fiscal periods shown below, the Adviser paid the Subadviser the following subadviser fees:

              Fiscal Period                                      Subadviser Fee
        Period ended October 31, 2005                                      xxxxx
        Period ended October 31, 2004                                   $937,357
        Period ended October 31, 2003                                   $138,766

The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was approved by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser and Subadviser invest in securities for their own accounts. The Adviser and Subadviser have adopted policies and procedures intended to minimize or avoid potential conflicts with their clients when trading for their own accounts. The investment objectives and strategies of the Adviser and Subadviser are different from those of their clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalization. Overall, the Adviser invests in start-up companies in the natural resources or technology fields.

PORTFOLIO MANAGERS

Compensation for all Portfolio Managers. Compensation for the Portfolio Managers as of October 31, 2005, consists of the following:

Base Salary. Each portfolio manager is paid by the Subadviser a base salary that
is   competitive   in  light  of  the   portfolio   manager's   experience   and
responsibilities.

Performance Fees/Bonus. The portfolio managers are provided benefits packages including performance fees/ bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the particular manager, the performance of stock ideas generated by that manager and a subjective assessment of the manager's contribution to the overall success of the group.

PORTFOLIO MANAGER:  ANDREW WILES

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
 Type of Account                         Number of     Total Assets     Number of             Total Assets of
                                         Accounts                       Performance Fee       Performance Fee Accounts
                                                                        Accounts
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Registered investment  companies        2            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Pooled investment vehicles              16           $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Other accounts                          0            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------

Ownership of Securities

         ----------------------------- -------------------------------------------------------------------
         NAME OF FUND                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                       HELD AS OF 10/31/2005
         ----------------------------- -------------------------------------------------------------------
         Eastern European Fund
         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

PORTFOLIO MANAGER:  STEFAN BOTTCHER

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
 Type of Account                         Number of     Total Assets     Number of             Total Assets of
                                         Accounts                       Performance Fee       Performance Fee Accounts
                                                                        Accounts
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Registered investment  companies        2            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Pooled investment vehicles              16           $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Other accounts                          0            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------

Ownership of Securities

         ----------------------------- -------------------------------------------------------------------
         NAME OF FUND                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                       HELD AS OF 10/31/2005
         ----------------------------- -------------------------------------------------------------------
         Eastern European Fund
         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

The Subadviser manages various other accounts for other clients. Some of these other accounts pay the Subadviser a performance-based fee. The Subadviser has adopted policies and procedures, including brokerage and trade allocation policies and procedures, that it believes will address the conflicts of interest that arise from managing multiple accounts.

                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and exclusive agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report orother communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and (ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 20.0 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the fund. For the fiscal periods ended October 31, 2005, 2004 and 2003, the fund paid a total of $__________, $205,303, and $40,080, respectively, for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provided the fund with bookkeeping, accounting and custody services and determines the daily net asset value.

For the fiscal periods shown below, the fund paid Brown Brothers Harriman & Co. the following amounts for bookkeeping and accounting services:

                                                                  Fees to
                                                               Brown Brothers
                 Fiscal Period                                 Harriman & Co.
        Period ended October 31, 2005                                  xxxxx
        Period ended October 31, 2004                               $103,400
        Period ended October 31, 2003                                $45,000


The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal period ended October 31, 2005, the fund paid A&B Mailers, Inc. _________ for mail handling services.


                                DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets on an annual basis. For the period ended October 31, 2005, the fund paid a total of __________ in distribution fees. The majority of these fees were used to pay for printing and mailing of prospectuses. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal period ended October 31, 2005, are set forth in the table below.

Advertising           Prospectus             Distribution      Compensation to    Travel and Promotion    Postage and
and Literature        Printing & Mailing     Fees              Broker/Dealers     Expenses                Mailing

The amount of unreimbursed expenses incurred under the Distribution Plan, which will be carried over to future years is _________ or __________ of net assets as of October 31, 2005. The fund is not legally obligated to pay any reimbursed expenses if the Distribution Plan is terminated or not renewed.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes, a Trustee of the Trust, have a direct or indirect financial interest in the operation of the fund's distribution plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.


                             BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (IOM) Limited (Subadviser) and are subject to review by the fund's Adviser and Board of Trustees. In the purchase and sale of portfolio securities, the Subadviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal periods shown below, the fund paid brokerage fees as follows:

                     Fiscal Period                      Brokerage Fees
             Period ended October 31,2005                     xxxxx
            Period ended October 31, 2004                  $960,714
            Period ended October 31, 2003                  $136,361

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Subadviser seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Sub-Advisory agreements, the Adviser and Subadviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Subadviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the fund places portfolio transactions, the Adviser or Subadviser may be relieved of expenses, which they might otherwise bear. Research services and products may be useful to the Adviser and Subadviser in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

During the period ended October 31, 2005, no brokerage commissions were paid to brokers or dealers for providing research services to the Subadviser.

The Adviser or Subadviser executes most of the fund's transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transacations.


                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2. Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq or AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.    The securities are acquired for investment and not for resale.


The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled Net Asset Value in the Prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

Suspension of Redemption Privileges. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

Redemption in Kind. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.


                                   TAX STATUS

Taxation of the Fund - In General. The fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the fund distributes at least 90%of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal period.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

Taxation of the Fund's Investments. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2005, the fund had no capital loss carryovers.

The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

Foreign Taxes. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.

                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.


                                  FUND COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2005, in the amounts of $39,312, and $19,222, respectively.


                         COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.


                              FINANCIAL STATEMENTS

The financial statements for the fiscal period ended October 31, 2005 are hereby incorporated by reference from the U.S. Global Accolade Funds 2005 Annual Report to Shareholders dated October 31, 2005. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

                           U.S. GLOBAL ACCOLADE FUNDS













                          GLOBAL EMERGING MARKETS FUND

                       STATEMENT OF ADDITIONAL INFORMATION
























This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2006. The financial statements for the Global Emerging Markets Fund for the period ended October 31, 2005, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the fund's Annual Report dated October 31, 2005. Copies of the Prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2006.

                                                 TABLE OF CONTENTS
                                                                            PAGE

GENERAL INFORMATION............................................................1

FUND POLICIES..................................................................1

INVESTMENT STRATEGIES AND RISKS................................................3

PORTFOLIO TURNOVER............................................................14

PORTFOLIO HOLDINGS DISCLOSURE POLICY..........................................14

MANAGEMENT OF THE FUND........................................................15

PROXY VOTING POLICIES.........................................................18

PRINCIPAL HOLDERS OF SECURITIES...............................................51

INVESTMENT ADVISORY SERVICES..................................................51

PORTFOLIO MANAGERS............................................................52

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..............................53

DISTRIBUTION PLAN.............................................................54

BROKERAGE TRANSACTIONS........................................................55

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................56

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................56

TAX STATUS....................................................................57

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................59

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.....................................59

FUND COUNSEL..................................................................59

COUNSEL TO INDEPENDENT TRUSTEES...............................................59

FINANCIAL STATEMENTS..........................................................59

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993, under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Global Emerging Markets Fund (fund) and should be read in conjunction with the Prospectus. The fund commenced operations on February 24, 2005.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

INDUSTRY CLASSIFICATIONS. The fund will use the Morgan Stanley Capital International and S&P Global Industry Classification Standard (GICS) to determine industry classifications. This system is a more detailed classification system that allows companies to be categorized with companies of comparable economic characteristics and not be classified with companies that might vary significantly from each other.

INVESTMENT RESTRICTIONS. If a percentage investment restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the fund's policies is fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or
(2) more than 50% of the fund's outstanding shares.

The fund may not:

1.   Issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Subadviser's current intention is not to borrow money except for temporary or emergency purposes.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5.   Purchase physical commodities or contracts related to physical commodities.

6. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. The Subadviser's current intention is not to make loans.

7. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

The fund may not:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3.   Invest more than 15% of its net assets in illiquid securities.

4.   Invest more than 5% of its net assets in options.



                               VALUATION OF SHARES


A  portfolio   security   listed  or  traded  on  an  exchange  in  domestic  or
international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available.

Securities traded on more than one market are valued according to the broadest and most representative market.


Equity  securities  traded on NASDAQ are valued at the NASDAQ  Official  Closing
Price.  If there are no sales  that  day,  securities  traded on NASDAQ  will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.


Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee, or at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 11:00 a.m. Eastern time.


                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's Prospectus.

Under normal  market  conditions,  at least 80% of the fund's net assets will be invested in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants and depositary receipts of companies located in emerging market countries or in companies with a significant business presence in emerging countries. If the fund intends to change the 80% policy, the fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1(c) under the 1940 Act.

NON-DIVERSIFICATION. The Global Emerging Markets Fund has elected to be classified as a non-diversified series of an open-end investment company. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund's total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code. The fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the fund may invest a greater proportion of its assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold smaller positions of the securities of a larger number of issuers.

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

SECURITIES LENDING. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned. BORROWING. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings, the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the Subadviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Subadviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the fund's investment policies, the fund's investments in depository receipts will be deemed investments in the underlying securities.

EMERGING MARKETS. Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because the fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the fund's stated objective will be realized. The fund's Adviser and Subadviser will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in emerging markets include:

1. The risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms, which are inherent in the markets of more developed nations, may lead to turmoil in the marketplace, as well as the inability of the fund to liquidate its investments;

3. Greater social, economic and political uncertainty (including the risk of war);

4. Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets;

5. Currency exchange rate fluctuations and the lack of available currency hedging instruments;

6.   Higher rates of inflation;

7. Controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars;

8.   Greater governmental involvement in and control over the economy;

9. The fact that emerging market companies may be smaller, less seasoned and newly organized;

10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

12.  The  fact  that  statistical  information  regarding  the  economy  of many
     emerging   market   countries  may  be  inaccurate  or  not  comparable  to
     statistical information regarding the United States or other economies;

13.  Less extensive regulation of the securities markets;

14.  Certain   considerations   regarding  the  maintenance  of  fund  portfolio
     securities   and  cash   with   foreign   sub-custodians   and   securities
     depositories;

15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

16. The risk that the fund may be subject to income, capital gains or withholding taxes imposed by emerging market countries or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

17. The fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks;

18. The risk that enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

19. The risk that businesses in emerging markets have only a very recent history of operating within a market-oriented economy. In general, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management, (ii) modern technology, and (iii) sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

20. The fact that the Subadviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund. As a non-fundamental policy, the fund will not invest more than 15% of its net assets in illiquid securities.

WHEN-ISSUED OR DELAYED-DELIVERY SECURITIES. The fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed-delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed-delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed-delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LOWER-RATED AND UNRATED DEBT SECURITIES. The fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Ratings (New York), Thomson Bankwatch (New York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade.

Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Subadviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by the fund, the Subadviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The fund does not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

RESTRICTED AND ILLIQUID SECURITIES. The fund may invest up to 15% of its net assets in illiquid securities. The fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

REPURCHASE AGREEMENTS. The fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Subadviser) considers creditworthy.

GOVERNMENT AND CORPORATE DEBT. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither incurred nor guaranteed by the U.S. Treasury.

QUALITY RATINGS OF CORPORATE BONDS. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the fund may invest are as follows:

     MOODY'S INVESTORS SERVICE, INC. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure.

     While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     STANDARD & POOR'S RATINGS GROUP. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

OTHER RIGHTS TO ACQUIRE SECURITIES. The fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

DERIVATIVE SECURITIES. The fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures. The fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund's ability to successfully use these derivative securities will depend upon the Subadviser's ability to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to the fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The fund's activities involving strategic transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts. The fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When the fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk  that  futures  contract  price  movements  will  not  correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Options. The fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the fund will depend on the Subadviser's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

Segregated Assets and Covered Positions. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed-delivery basis, the fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the fund's custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of the fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

The fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. The fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

Foreign Currency Transactions. Investments in foreign companies usually involve use of currencies of foreign countries. The fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Subadviser may utilize forward foreign currency transactions in an attempt to hedge the fund's investments in foreign securities back to the U.S. dollar when, in the Subadviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities.

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The fund may use forward or futures contracts, options, or swaps when the investment manager believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the fund has (or expects to have) portfolio exposure.

The fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked securities.

The fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, the fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

The fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.


                               PORTFOLIO TURNOVER

The Subadviser buys and sells securities for the fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

The fund's portfolio turnover rate for the fiscal period ended October 31, 2005, was _____%.

                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses Portfolio Holdings Disclosure Policy holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Funds' service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Funds' custodians, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service providers may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the funds' website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information. The Adviser receives no compensation for disclosure of portfolio holdings.

The adviser/subadvisers of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the fund's Chief Compliance Officer. The board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, and any waiver or exception to the policies and procedures will be reported to the Board.


MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
         NAME                            TERM OF                                   NUMBER OF
                                        OFFICE(2)                                 PORTFOLIOS
                          POSITIONS        AND                                      IN FUND            OTHER
                            HELD         LENGTH             PRINCIPAL               COMPLEX        DIRECTORSHIPS
        (AGE)               WITH         OF TIME          OCCUPATION(S)            OVERSEEN           HELD BY
      ADDRESS(1)            TRUST        SERVED        DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
J. Michael Belz         Trustee        1998         President and Chief         Thirteen         None
(52)                                   to           Executive Officer of
                                       present      Catholic Life Insurance
                                                    since 1984.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Richard E. Hughs        Trustee        1994         School of Business, State   Four             None
(69)                                   to           University of New York at
                                       present      Albany: Professor
                                                    Emeritus since September
                                                    2001, Professor from 1990
                                                    to 2001, Dean from 1990
                                                    to 1995; Director of MBA
                                                    program from 1996 to 2001.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Clark R. Mandigo        Trustee        1993         Restaurant operator,        Thirteen         Director, Lone
(62)                                   to           business consultant since                    Star Steakhouse &
                                       present      1991.                                        Saloon, Inc.
                                                                                                 since 1992.
--------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2)  Each  elected  or  appointed  Trustee  shall  serve  for six years or until termination  of the Fund or the Trustee's  death,  resignation  or removal, whichever  occurs  first.  A  Trustee  may  be  elected  or  appointed  for
     additional  terms.   Under  the  Trust's  current   retirement  policy,  an
     Independent Trustee will not be renominated for election by shareholders in the calendar year of the  Trustee's  seventy-second  birthday.  If the Fund does not have an election by  shareholders  in that year,  retirement  will take  effect  no  later  than  the end of the  calendar  year of his or her seventy-second birthday.
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              INTERESTED TRUSTEES(2)
-------------------------------------------------------------------------------------------------------------------
        NAME            POSITIONS      TERM OF      PRINCIPAL OCCUPATION(S)     NUMBER OF            OTHER
                                        OFFICE                                  PORTFOLIOS
                                         AND                                     IN FUND
                           HELD         LENGTH                                   COMPLEX         DIRECTORSHIPS
        (AGE)              WITH        OF TIME                                   OVERSEEN           HELD BY
     ADDRESS(1)           TRUST         SERVED        DURING PAST 5 YEARS       BY TRUSTEE          TRUSTEE
---------------------- ------------- ------------- -------------------------- --------------- ---------------------
Frank E. Holmes        Trustee,      1989 to       Chairman of the Board of   Thirteen        Director of 71316
(51)                   Chief         present       Directors, Chief                           Ontario, Inc. since
                       Executive                   Executive Officer, and                     April 1987 and of
                       Officer,                    Chief Investment Officer                   F. E. Holmes
                       President,                  of the Adviser. Since                      Organization, Inc.
                       Chief                       October 1989, Mr. Holmes                   since July 1978.
                       Investment                  has served and continues                   Chairman of the
                       Officer                     to serve in various                        Board of Directors
                                                   positions with the                         of Endeavor Mining
                                                   Adviser, its                               since October 2005.
                                                   subsidiaries, and the
                                                   investment companies it
                                                   sponsors.
-------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2)  Mr. Holmes is an "interested person" of the Trust by virtue of his position with  U.S. Global Investors, Inc., the Adviser.
     -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
--------------------------------------------------------------------------------------------------------------------
         NAME               POSITIONS         TERM OF                             PRINCIPAL
                                               OFFICE
                                                AND
                               HELD            LENGTH
        (AGE)                  WITH           OF TIME                           OCCUPATION(S)
      ADDRESS(1)              TRUST            SERVED                        DURING PAST 5 YEARS
----------------------- ------------------- ------------- ----------------------------------------------------------
Susan B. McGee (46)     Executive Vice      1997 to       President and General Counsel of the Adviser. Since
                        President,          present       September 1992, Ms. McGee has served and continues to
                        Secretary,                        serve in various positions with the Adviser, its
                        General Counsel                   subsidiaries, and the investment companies it sponsors.
----------------------- ------------------- ------------- ----------------------------------------------------------
Catherine Rademacher    Treasurer           2004 to       Treasurer of the Trust and Chief Financial Officer of
(46)                                        present       the Adviser since August 2004. Controller of the Adviser
                                                          from April 2004 until August 2004. Associate with
                                                          Resources Connection from July 2003 to February 2004.
                                                          Recruiting Manager with Robert Half International from
                                                          November 2002 to June 2003. Controller of Luby's Inc.
                                                          from June 2000 to October 2002. Assistant Controller of
                                                          Hunt Building Corp. from April 1995 to October 1998.
--------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.
--------------------------------------------------------------------------------------------------------------------

The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants;
providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held three meetings during the period ended October 31, 2005.

                             OWNERSHIP OF THE FUNDS

As of December 31, 2005, each Trustee beneficially owned that amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.

---------------------------------------- -------------------------------- ------------------------------------------
            NAME OF TRUSTEE                  DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                         SECURITIES IN THE FUND HELD AS    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                                                OF 12/31/2005(1)                   OF INVESTMENT COMPANIES
---------------------------------------- -------------------------------- ------------------------------------------
INTERESTED TRUSTEE
---------------------------------------- -------------------------------- ------------------------------------------

    Frank E. Holmes
NON-INTERESTED TRUSTEES
    J. Michael Belz
    Richard E. Hughs
    Clark R. Mandigo


The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal period ended October 31, 2005. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

                                                   COMPENSATION

--------------------------------------- --------------------------------- ------------------------------------------
          NAME AND POSITION               TOTAL COMPENSATION FROM U.S.    TOTAL COMPENSATION FROM U.S. GLOBAL FUND
                                               ACCOLADE FUNDS (2)               COMPLEX (1) TO BOARD MEMBERS
--------------------------------------- --------------------------------- ------------------------------------------
INTERESTED TRUSTEE
--------------------------------------- --------------------------------- ------------------------------------------

Frank E. Holmes, Trustee, Chief
Executive Officer, President            $0                                $0
NON-INTERESTED TRUSTEES
J. Michael Belz, Trustee                $                                 $
Richard E. Hughs, Trustee               $                                 $
Clark R. Mandigo, Trustee               $                                 $
--------------------------------------- --------------------------------- ------------------------------------------
Charles Lutter, Jr., Chief Compliance
Officer                                 $                                 $
--------------------------------------------------------------------------------------------------------------------

(1) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2005. As of this date there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo serve on the Boards of all thirteen fund portfolios. Mr. Belz was elected to the Board of Trustees of the U.S. Global Investor Funds effective November 1, 2005. Dr. Hughs served on the Board of four fund portfolios.

(2)  Includes     compensation     related    to    four    fund     portfolios.
     --------------------------------------------------------------------------------------------------------------------


                                 CODE OF ETHICS

The Trust, the Adviser, the Subadviser, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS Proxy Voting Guidelines Summary and Concise Global Proxy Voting Guidelines. The Board also directed the Adviser and Subadviser to monitor proxy-voting issues and provide any recommendations to the board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser or subadvisers, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.


VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will forward to each applicable subadviser ISS's vote recommendation for a fund for the subadviser to monitor.


 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of ISS's proxy voting policy guidelines.

1. OPERATIONAL ITEMS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying  Auditors
Vote FOR  proposals to ratify  auditors,  unless any of the following  apply:
    o An auditor has a financial interest in or association with the company, and is therefore not independent,
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
    o Fees for non-audit services ("Other" fees) are excessive.

Non-audit  fees  are  excessive  if:
Non-audit ("other") fees >audit fees +audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal,any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
    o Composition of the board and key board committees;
    o Attendance at board and committee meetings;
    o Corporate governance provisions and takeover activity;
    o Disclosures under Section 404 of Sarbanes-Oxley Act;
    o Long-term company performance relative to a market and peer index;
    o Extent of the director's investment in the company;
    o Existence of related party transactions;
    o Whether the chairman is also serving as CEO;
    o Whether a retired CEO sits on the board;
    o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
    o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
    o A Russell 3000 company underperformed its industry group (GICS group).
      The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year
      TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
    o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
    o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
    o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o The company has poor compensation practices, which include, but are not limited to:
        - Egregious employment contracts including excessive severance provisions; Excessive perks that dominate compensation;
        - Huge bonus payouts without justifiable performance linkage;
        - Performance metrics that are changed during the performance period;
        - Egregious SERP (Supplemental Executive Retirement Plans) payouts;
        - New CEO with overly generous new hire package;
        - Internal pay disparity;
        - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)
    o    Employee of the company or one of its affiliates; (1)
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o    Listed as a Section 16 officer; (2)
    o    Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
    o    Board attestation that an outside director is not independent;
    o    Former CEO of the company;
    o    Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
    o Former executive of the company, an affiliate or an acquired firm within the past five years;
    o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

    o    Relative (4) of a current employee of company or its affiliates;
    o Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;
    o Currently provides (or a relative provides)professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
    o Employed by (or a relative is employed by) a significant customer or supplier; (5)
    o Has (or a relative has) any transactionalrelationship with the company or its affiliates excluding investments in the company through a private placement; (5)
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)
    o    Founder (7) of the company but not currently an employee;
    o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(5) from the company or its affiliates. (1)

Independent Outside Director (IO)
    o    No material (8) connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 "Executives" (officers subject to Section
16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). 3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues.
(The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship(financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
    o  the presence of a majority threshold voting standard;
    o  a proxy access provision in the company's bylaws or governance documents;
       or
    o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
    o  Annually elected board;
    o  Two-thirds of the board composed of independent directors;
    o  Nominating committee composed solely of independent directors;
    o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
    o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock; o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
    o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
    o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
<
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
    o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serves as liaison between the chairman and the independent directors,
        - Approves information sent to the board,
        - Approves meeting agendas for the board,
        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Has the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensures that he is available for consultation and direct communication;
     o  Two-thirds independent board;
     o  All-independent key committees;
     o  Established governance guidelines;
     o  The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

    o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
    o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status; o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
    o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

    o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to its shareholders;
    o Company has not ignored majority supported shareholder proposals or a majority
WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
    o Long-term financial performance of the target company relative to its industry;
    o  Management's track record;
    o  Background to the proxy contest;
    o  Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
    o  Shareholders  have approved  the  adoption  of the plan;  or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
    o  No lower than a 20% trigger, flip-in or flip-over;
    o  A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
    o  Purchase price;
    o  Fairness opinion;
    o  Financial and strategic benefits;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives for the business;
    o  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
    o  Impact on the balance sheet/working capital;
    o  Potential elimination of diseconomies;
    o  Anticipated financial and operating benefits;
    o  Anticipated use of funds;
    o  Value received for the asset;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues; o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
    o  The reasons for the change;
    o  Any financial or tax benefits; o Regulatory benefits;
    o  Increases in capital structure;
    o  Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
    o  Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced;and
    o  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
    o  Percentage of assets/business contributed;
    o  Percentage ownership;
    o  Financial and strategic benefits;
    o  Governance structure;
    o  Conflicts of interest;
    o  Other alternatives;
    o  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
    o  Management's efforts to pursue other alternatives;
    o  Appraisal value of assets;and
    o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
    o  Tax and regulatory advantages;
    o  Planned use of the sale proceeds;
    o  Valuation of spinoff;
    o  Fairness opinion;
    o  Benefits to the parent company;

    o  Conflicts of interest;
    o  Managerial incentives;
    o  Corporate governance changes;
    o  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
    o  Prolonged poor performance with no turnaround in sight;
    o  Signs of entrenched board and management;
    o  Strategic plan in place for improving value;
    o  Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE  OF  INCORPORATION
Control  Share  Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months)prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
    o  Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o  Absence of non-shareholder approved poison pill;
    o  Reasonable equity compensation burn rate;
    o  No non-shareholder approved pay plans; and
    o  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
   o It is intended for financing purposes with minimal or no dilution to current shareholders;
   o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
    o  More simplified capital structure;
    o  Enhanced liquidity;
    o  Fairness of conversion terms;
    o  Impact on voting power and dividends;
    o  Reasons for the reclassification;
    o  Conflicts of interest; and
    o  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
    o  Adverse governance changes;
    o  Excessive increases in authorized capital stock;
    o  Unfair method of distribution;
    o  Diminution of voting rights;
    o  Adverse conversion features;
    o  Negative impact on stock option plans; and
    o  Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
   o  The total cost of the company's equity plans is unreasonable;
   o The plan expressly permits the repricing ofstock options without prior shareholder approval;
   o  There is a disconnect between CEO pay and the company's performance;
   o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
   o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of  Equity  Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
    o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
    o  the main source of the pay increase (over half) is equity-based, and
    o  the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
        - Base salary, bonus, long-term incentives;
        - Accumulative realized and unrealized stock option and restricted stock gains;
        - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
        - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
        - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
        -   Payment if "change of control" termination occurs within 12 months:
            $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal period. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers.Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1)or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.





-------- (1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

 2006 Proxy Season Burn Rate Table

                                               Russell 3000                       Non-Russell 3000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1010       Energy                              1.53%     0.96%       2.50%         2.03%    2.53%      4.56%
---------------------------------------------------------------------------------- --------------------------
1510       Materials                           1.37%     0.74%       2.11%         2.15%    2.01%      4.16%
---------------------------------------------------------------------------------- --------------------------
2010       Capital Goods                       1.84%     1.09%       2.93%         2.74%    2.63%      5.37%
---------------------------------------------------------------------------------- -------------------------0
2020       Commercial Services & Supplies      2.73%     1.60%       4.33%         3.43%    4.18%      7.61%
---------------------------------------------------------------------------------- -------------------------0
2030       Transportation                      1.76%     1.71%       3.47%         2.18%    2.12%      4.30%
---------------------------------------------------------------------------------- -------------------------0
2510       Automobiles & Components            1.97%     1.27%       3.24%         2.23%    2.29%      4.51%
-------------------------------------------------------------------------------------------------------------
2520       Consumer Durables & Apparel         2.04%     1.22%       3.26%         2.86%    2.48%      5.35%-
---------------------------------------------------------------------------------- --------------------------
2530       Hotels Restaurants & Leisure        2.22%     1.09%       3.31%         2.71%    2.46%      5.17%-
---------------------------------------------------------------------------------- --------------------------
2540       Media                               2.14%     1.24%       3.38%         3.26%    2.52%      5.77%
---------------------------------------------------------------------------------- --------------------------
2550       Retailing                           2.54%     1.59%       4.12%         4.01%    4.03%      8.03%
---------------------------------------------------------------------------------- --------------------------
3010,      Food & Staples Retailing            1.82%     1.31%       3.13%         2.20%    2.79%      4.99%
3020, 3030
---------------------------------------------------------------------------------- -------------------------
3510       Health Care Equipment & Services    3.20%     1.71%       4.91%         4.33%    3.20%      7.53%
---------------------------------------------------------------------------------- --------------------------
3520       Pharmaceuticals & Biotechnology     3.70%     1.87%       5.57%         5.41%    4.74%      10.15%
---------------------------------------------------------------------------------- --------------------------
4010       Banks                               1.46%     1.00%       2.46%         1.38%    1.42%      2.79%
---------------------------------------------------------------------------------- --------------------------
4020       Diversified Financials              3.00%     2.28%       5.28%         4.46%    4.01%      8.47%
---------------------------------------------------------------------------------- --------------------------
4030       Insurance                           1.52%     1.04%       2.56%         2.25%    2.85%      5.10%
---------------------------------------------------------------------------------- --------------------------
4040       Real Estate                         1.30%     1.01%       2.31%         1.12%    1.67%      2.79%
---------------------------------------------------------------------------------- --------------------------
4510       Software & Services                 5.02%     2.98%       8.00%         6.92%    6.05%      12.97%
---------------------------------------------------------------------------------- --------------------------
4520       Technology Hardware & Equipment     3.64%     2.48%       6.11%         4.73%    4.02%      8.75%
---------------------------------------------------------------------------------- --------------------------
4530       Semiconductors & Semiconductor
           Equip.                              4.81%     2.86%       7.67%         5.01%    3.06%      8.07%
---------------------------------------------------------------------------------- --------------------------
5010       Telecommunication Services          2.31%     1.61%       3.92%         3.70%    3.41%      7.11%
---------------------------------------------------------------------------------- --------------------------
5510       Utilities                           0.94%     0.62%       1.56%         2.11%    4.13%      6.24%
---------------------------------------------------------------------------------- --------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal periods as follows:


---------------------------------- ------------------------------- ------------------------------------------
Characteristics                    Annual Stock Price Volatility   PREMIUM
---------------------------------- ------------------------------- ------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
    o  Egregious employment contracts including excessive severance provisions;
    o  Excessive perks that dominate compensation;
    o  Huge bonus payouts without justifiable performance linkage;
    o  Performance metrics that are changed during the performance period;

    o  Egregious SERP (Supplemental Executive Retirement Plans) payouts;
    o  New CEO with overly generous hiring package;
    o  Internal pay disparity;
    o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o  Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        - Deferred stock payable at the end of a three-year deferral period.
    o  Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal period in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

------------------------------------- ----------------------------------- -----------------------------------
Component                             Amount Earned/Granted               Description
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in base
                                                                          salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific performance
                                      Actual earned:                      measures and actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale  for   determining   the
                                      Exercise price:                     number of stock options  issued to
                                      Vesting:                            CEO.
                                      Grant value:                        Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale  for   determining   the
                                                                          number of restricted  stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested and
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance  measures  and  actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide  structure  and  terms  of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest, formulas
                                      Accumulated company match  (if      formulas, minimum  guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.
------------------------------------- ----------------------------------- -----------------------------------
                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers  or  interest on SERPs.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites provided.
                                      various perquisites                 Examples: company aircraft, company
                                                                          cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown  of  gross-ups  for  any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for         Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for cash,
under "for cause" and "not for        equity and benfits under different
cause")                               scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement  and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
Estimated Total Package               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
    o  Purchase price is at least 85 percent of fair market value;
    o  Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    o  Purchase price is less than 85 percent of fair market value; or
    o  Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
    o  Historic trading patterns;
    o  Rationale for the repricing;
    o  Value-for-value exchange;
    o  Treatment of surrendered options;
    o  Option vesting;
    o  Term of the option;
    o  Exercise price;
    o  Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

    o There is a two-year minimum holding period for sale proceeds (cash or stock)for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION
Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
    o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
    o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal period.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
    o  The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
    o  The existing level of disclosure on pricing policies;
    o  Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o  Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
    o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
    o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
    o The nature and size of the company's operations in Sub-Saharan Africa and the numberof local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers;
    o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of its subprime business;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o  Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o  Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o  The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    o  Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
    o  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o  The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
    o  The percentage of the company's business affected;
    o  The feasibility of a spin-off;
    o  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
    o  Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
    o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
    o New legislation is adopted allowing development and drilling in the ANWR region;
    o  The company intends to pursue operations in the ANWR; and
    o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
    o Environmentally conscious practices of peer companies, including endorsement of CERES;
    o  Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
    o The company has publicly disclosed guidelines for its corporate and contract farming operations,including compliance monitoring; or
    o  The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

    o  The feasibility of financially quantifying environmental risk factors;
    o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
    o  The costs associated with implementing improved standards;
    o The potential costs associated with remediation resulting from poor environmental performance; and
    o The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
    o  The company does not maintain operations in Kyoto signatory markets;
    o The company already evaluates and substantially discloses such information; or,
    o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
    o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
    o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
    o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
    o The company does not currently have operations or plans to develop operations in these protected regions; or,
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o  The nature of the company's business and the percentage affected;
    o  The extent that peer companies are recycling;
    o  The timetable prescribed by the proposal;
    o  The costs and methods of implementation;
    o Whether the company has a poor environmental track record, such as violations of federaland state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of thefeasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees(PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
    o  The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;
    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay
    o  Independence of the compensation committee;
    o  Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
    o  Risks associated with certain international markets;
    o  The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o  The nature and amount of company business in that country;
    o  The company's workplace code of conduct;
    o  Proprietary and confidential information involved;
    o  Company compliance with U.S. regulations on investing in the country;
    o  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
    o  Agreements with foreign suppliers to meet certain workplace standards;
    o  Whether company and vendor facilities are monitored and how;
    o  Company participation in fair labor organizations;
    o  Type of business;
    o  Proportion of business conducted overseas;
    o  Countries of operation with known human rights abuses;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o  Peer company standards and practices;
    o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o  The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o  Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o  The cost and feasibility of adopting all nine principles;
    o  The cost of duplicating efforts to follow two sets of standards
       (Fair Employment and the MacBride Principles);
    o  The potential for charges of reverse discrimination;

    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o  The level of the company's investment in Northern Ireland;
    o  The number of company employees in Northern Ireland;
    o  The degree that industry peers have adopted the MacBride Principles;
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride
       Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o  Whether the company has in the past manufactured landmine components;
    o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o  What weapons classifications the proponent views as cluster bombs;
    o Whether the company currently or in the past has manufactured cluster bombs or their components;
    o  The percentage of revenue derived from cluster bomb manufacture;
    o  Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
    o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
    o  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available; or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

    o  The degree of board diversity;
    o  Comparison with peer companies;
    o  Established process for improving board diversity;
    o  Existence of independent nominating committee;
    o  Use of outside search firm;
    o  History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
    o  The company has well-documented equal opportunity programs;
    o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
    o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o  The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;
    o The company already issues public reports on its company-wide affirmativ initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
    o  Past performance as a closed-end fund;
    o  Market in which the fund invests;
    o  Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
    o  Past performance relative to its peers;
    o  Market in which fund invests;
    o  Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o  Strategy of the incumbents versus the dissidents;

    o  Independence of directors;
    o  Experience and skills of director candidates;
    o  Governance profile of the company;
    o  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
    o  Proposed and current fee schedules;
    o  Fund category/investment objective;
    o  Performance benchmarks;
    o  Share price performance as compared with peers;
    o  Resulting fees relative to peers;
    o  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
    o  Stated specific financing purpose;
    o  Possible dilution for common shares;
    o  Whether the shares can be used forantitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
    o  Potential competitiveness;
    o  Regulatory developments;
    o  Current and potential returns; and
    o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
    o  The fund's target investments;
    o  The reasons given by the fund for the change; and
    o  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market;
    o  Consolidation in the target market; and
    o  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
    o  Potential competitiveness;
    o  Current and potential returns;
    o  Risk of concentration;
    o  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
    o  Strategies employed to salvage the company;
    o  The fund's past performance;
    o  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
    o  The degree of change implied by the proposal;
    o  The efficiencies that could result;
    o  The state of incorporation;
    o  Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
    o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
    o  Regulations of both states;
    o  Required fundamental policies of both states;
    o  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
    o  Fees charged to comparably sized funds with similar objectives;
    o  The proposed distributor's reputation and past performance;
    o  The competitiveness of the fund in the industry;
    o The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
    o  Resulting fee structure;
    o  Performance of both funds;
    o  Continuity of management personnel;
    o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
    o  Performance of the fund's Net Asset Value (NAV);
    o  The fund's history of shareholder relations;
    o  The performance of other funds under the advisor's management.


                         PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2006, the officers and Trustees of the fund, as a group, owned less than 1% of the outstanding shares of the fund. The fund is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the fund at January 31, 2006:



   NAME AND ADDRESS OF OWNER            % OWNED               TYPE OF OWNERSHIP




                          INVESTMENT ADVISORY SERVICES

The fund's investment adviser is U. S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, as well as a Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than _____% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's Prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

MANAGEMENT FEES

For the fiscal period ended October 31, 2005, the fund paid the Adviser _____ in management fees. For the services of the Adviser, the fund pays a management fee at an annual rate of 1.375% based on average net assets. Fees are accrued daily and paid monthly.

The Trust and the Adviser, in connection with the fund, have entered into a subadvisory agreement with another firm as discussed in the Prospectus. Of the management fee (net of expense reimbursements and waivers, if any) collected by the Adviser, it retains 0.625% and pays 0.75% to the Subadviser. The fund will not be responsible for the Subadviser's fee.

For the fiscal period ended October 31, 2005, the Adviser paid the Subadviser _____ in subadvisory fees. The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was approved by the fund's initial shareholder. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

                                PORTFOLIO MANAGER

COMPENSATION FOR PORTFOLIO MANAGER. Compensation for the Portfolio Manager as of October 31, 2005, consists of the following:

BASE SALARY. Mr. Bottcher is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

PERFORMANCE FEES/BONUS. The portfolio manager is provided benefits packages including performance fees/ bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the manager, the performance of stock ideas generated by the manager and a subjective assessment of the manager's contribution to the overall success of the group.


PORTFOLIO MANAGER:  STEFAN BOTTCHER

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
           TYPE OF ACCOUNT               NUMBER OF     TOTAL ASSETS           NUMBER OF             TOTAL ASSETS OF
                                         ACCOUNTS                          PERFORMANCE FEE     PERFORMANCE FEE ACCOUNTS
                                                                              ACCOUNTS
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Registered investment  companies        2            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Pooled investment vehicles              16           $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Other accounts                          0            $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------

Ownership of Securities

  ----------------------------- ------------------------------------------------
  NAME OF FUND                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                HELD AS OF 10/31/2005
  ----------------------------- ------------------------------------------------
  Global Emerging Markets
  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

The Subadviser manages various other accounts for other clients. Some of these other accounts pay the Subadviser a performance-based fee. The Subadviser has adopted policies and procedures, including brokerage and trade allocation policies and procedures, that it believes will address the conflicts of interest that arise from managing multiple accounts.


                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and exclusive agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Under  the  Distribution  Agreement,   U.S.  Global  Brokerage  may  enter  into
agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and
(ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 20 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the fund. For the fiscal period ended October 31, 2005, the fund paid a total of $_________ for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provides the fund with bookkeeping, accounting, and custody services and determines the daily net asset value. For the fiscal period ended October 31, 2005, the fund paid Brown Brothers Harriman & Co., $__________ for bookkeeping fees.

The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal period ended October 31, 2005, the fund paid A&B Mailers, Inc., $__________ for mail handling services.


                                DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, and includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets annually. For the fiscal period ended October 31, 2005, the fund paid a total of $_______ in distribution fees. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal period ended October 31, 2005, are set forth in the table below.

ADVERTISING           PROSPECTUS        DISTRIBUTION     COMPENSATION TO       TRAVEL & PROMOTION      POSTAGE &
& LITERATURE     PRINTING & MAILING        FEES          BROKER/DEALERS             EXPENSES           MAILING&
 ------------     ------------------        ----          --------------             --------           --------
    $xxxxx               xxxxx              xxxxx            xxxxxxxx                 xxxxxx             xxxxxx



There were no unreimbursed expenses incurred under the Plan during the fiscal period ended October 31, 2005, which will be carried over to future years. The fund is not obligated to pay any unreimbursed expenses if the Distribution Plan is terminated or not renewed.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes, a Trustee of the Trust, have a direct or indirect financial interest in the operation of the fund's distribution plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.


                             BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (IOM) Limited (Subadviser) and are subject to review by U.S. Global Investors, Inc. (Adviser) and the Board of Trustees. In the purchase and sale of portfolio securities, the Subadviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The fund paid $__________ in brokerage fees for the fiscal period ended October 31, 2005.

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Subadviser seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Subadvisory agreements, the Adviser and Subadviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Subadviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the fund places portfolio transactions, the Adviser or Subadviser may be relieved of expenses, which they might otherwise bear. Research services and products may be useful to the Adviser and Subadviser in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

During the period ended October 31, 2005, no brokerage commissions were paid to brokers or dealers for providing research services to the Subadviser.

The Adviser or Subadviser executes most of the fund's transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

The Subadviser may allocate trades in a particular security among its clients who have similar investment strategies. There may be times when a trade allocated to the fund will only be partially filled because of a lack of availability of shares of a security or for other reasons. In this instance, the Subadviser will pro rate the numbers of shares across the various clients. If an allocation falls below a de minimis level, the shares are allocated using a random allocation methodology generated by a software tool. This methodology takes into consideration round board lots when determining the allocations.

                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2.   Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the NYSE, or Nasdaq or AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled Net Asset Value in the Prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.

                                   TAX STATUS

TAXATION OF THE FUND - IN GENERAL. The fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, if it so qualifies, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal period.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2005, the fund had no capital loss carryovers.

The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

CURRENCY FLUCTUATIONS - "SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

FOREIGN TAXES. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.


                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.


                                  FUND COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2005, in the amounts of $39,312, and $19,222, respectively.


                         COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.


                              FINANCIAL STATEMENTS

The financial statements for the fiscal period ended October 31, 2005 are hereby incorporated by reference from the U.S. Global Accolade Funds 2005 Annual Report to Shareholders dated October 31, 2005. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

                              U.S. GLOBAL ACCOLADE FUNDS













                               Holmes Growth Fund



                       Statement of Additional Information























This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2006. The financial statements for the Holmes Growth Fund for the period ended October 31, 2005, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the fund's Annual Report dated October 31, 2005, which is available without charge upon request. Copies of the Prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2006.

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
FUND POLICIES..................................................................1
INVESTMENT STRATEGIES AND RISKS................................................3
PORTFOLIO TURNOVER.............................................................8
PORTFOLIO HOLDINGS DISCLOSURE POLICY...........................................8
MANAGEMENT OF THE FUND.........................................................9
PROXY VOTING POLICIES.........................................................13
PRINCIPAL HOLDERS OF SECURITIES...............................................46
INVESTMENT ADVISORY SERVICES..................................................46
PORTFOLIO MANAGERS............................................................47
DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..............................49
DISTRIBUTION PLAN.............................................................50
BROKERAGE TRANSACTIONS........................................................51
CERTAIN PURCHASES OF SHARES OF THE FUND.......................................52
ADDITIONAL INFORMATION ON REDEMPTIONS.........................................53
TAX STATUS....................................................................53
CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................55
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.....................................55
FUND COUNSEL..................................................................55
COUNSEL TO INDEPENDENT TRUSTEES...............................................55
FINANCIAL STATEMENTS..........................................................55

                               General Information

U.S. Global Accolade Funds (Trust) is an open-end management investment company and a business trust organized April 16, 1993 under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the Holmes Growth Fund (fund), a diversified portfolio of the Trust, and should be read in conjunction with the prospectus. The fund commenced operations on October 17, 1994.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.



                                  Fund Policies

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

Investment Restrictions

If a percentage restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

Unless designated as such, none of the fund's policies is fundamental.

Fundamental Investment Restrictions. The fund will not change any of the following investment restrictions, without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

The fund may not:

     1. Issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     2.   Borrow money, except as permitted under the 1940 Act, as amended,  and
          as   interpreted   or  modified   by   regulatory   authority   having
          jurisdiction, from time to time.

     3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

     4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

     5.   Purchase  physical   commodities  or  contracts  related  to  physical
          commodities.

     6. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

     7. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Non-Fundamental Investment Restrictions. The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

The fund may not:

     1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

     2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

     3. Invest more than 15% of its net assets in securities that are illiquid.



                               Valuation Of Shares

A  portfolio   security   listed  or  traded  on  an  exchange  in  domestic  or
international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued according to the broadest and most representative market.

Equity  securities  traded on NASDAQ are valued at the NASDAQ  Official  Closing
Price.  If there are no sales  that  day,  securities  traded on NASDAQ  will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or, at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchage rate in effect at approximately 11:00 a.m. Eastern Time.



                         Investment Strategies And Risks

The following information supplements the discussion of the fund's investment strategies and risks in the fund's prospectus.

Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

Real Estate Investment Trusts (REITs). The fund may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, change in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the
United   States.   Foreign   stock   markets,   while
growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

American Depository Receipts. American Depository Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed to be investments in the underlying securities.

Emerging Markets. The fund may invest up to 5% of its total assets in countries considered by the Adviser to represent emerging markets. The Adviser decides by considering various factors, including development of securities laws and market regulation, total number of issuers, total market capitalization, and perceptions of the investment community. Currently, the Adviser considers the following countries to be among the emerging markets: Malaysia, Mexico, Hong Kong, Greece, Portugal, Turkey, Argentina, Brazil, Indonesia, Philippines, Singapore, Thailand, and China.

Investing in emerging markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the following listed risks before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss.

Risks of investing in emerging markets include:

     1. The risk that the fund's assets may be exposed to nationalization, expropriation, or confiscatory taxation;

     2. The fact that emerging market securities markets are substantially smaller, less liquid and more volatile than the securities markets of more developed nations. The relatively small market capitalization and trading volume of emerging market securities may cause the fund's investments to be comparatively less liquid and subject to greater price volatility than investments in the securities markets of developed nations. Many emerging markets are in their infancy and have yet to be exposed to a major correction. In the event of such an occurrence, the absence of various market mechanisms that are inherent in the markets of more developed nations may lead to turmoil in the marketplace, as well as the inability of the fund to liquidate its investments;

     3. Greater social, economic and political uncertainty (including the risk of war);

     4.   Greater   price   volatility,   substantially   less   liquidity   and
          significantly smaller market capitalization of securities markets;

     5. Currency exchange rate fluctuations and the lack of available currency hedging instruments;

     6.   Higher rates of inflation;

     7.   Controls on foreign  investment  and  limitations on  repatriation  of
          invested   capital  and  on  the  fund's  ability  to  exchange  local currencies for U.S. dollars;

     8.   Greater governmental involvement in and control over the economy;

     9. The fact that emerging market companies may be smaller, less seasoned and newly organized;

     10. The difference in, or lack of, auditing and financial reporting standards that may result in unavailability of material information about issuers;

     11. The fact that the securities of many companies may trade at prices substantially above book value, at high price/earnings ratios, or at prices that do not reflect traditional measures of value;

     12. The fact that statistical information regarding the economy of many emerging market countries may be inaccurate or not comparable to statistical information regarding the United States or other economies;12.

     13.  Less extensive regulation of the securities markets;

     14.  Certain  considerations  regarding the  maintenance  of fund portfolio
          securities  and  cash  with  foreign   sub-custodians  and  securities
          depositories;

     15. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries;

     16. The risk that the fund may be subject to income or withholding taxes imposed by emerging market counties or other foreign governments. The fund intends to elect, when eligible, to "pass through" to the fund's shareholders the amount of foreign income tax and similar taxes paid by the fund. The foreign taxes passed through to a shareholder would be included in the shareholder's income and may be claimed as a deduction or credit. Other taxes, such as transfer taxes, may be imposed on the fund, but would not give rise to a credit or be eligible to be passed through to the shareholders;

     17. The fact that the fund also is permitted to engage in foreign currency hedging transactions and to enter into stock options on stock index futures transactions, each of which may involve special risks, although these strategies cannot at the present time be used to a significant extent by the fund in the markets in which the fund will principally invest;

     18. Enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in that company. Restrictive or over-regulation may be, therefore, a form of indirect nationalization;

     19. Businesses in emerging markets only have a very recent history of operating within a market-oriented economy. Overall, relative to companies operating in western economies, companies in emerging markets are characterized by a lack of (i) experienced management,
          (ii) modern technology and (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the effect on companies in emerging markets, if any, of attempts to move towards a more market-oriented economy;

     20. The Adviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Adviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses; and

     21. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the fund.

Securities Lending. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash or high-quality liquid securities as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with high-quality liquid securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality liquid securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

Borrowing. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money prior to selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

Temporary Defensive Investment. For temporary defensive purposes during periods that, in the Adviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

Repurchase Agreements. The fund may invest part of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the fund's custodian or sub-custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser considers creditworthy.

Commercial Paper and Other Money Market Instruments. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated

AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Adviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Convertible Securities. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors, which, in the Adviser's opinion, raise questions concerning the fund's ability to liquidate the securities in a timely and orderly way without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

Put and Call Options.

Selling (or Writing) Covered Call Options. The fund may sell (or write) covered call options on portfolio securities to hedge against adverse movements in the prices of these securities. A call option gives the buyer of the option, upon payment of a premium, the right to call upon the writer to deliver a security on or before a fixed date at a predetermined price, called the strike price. If the price of the hedged security falls or remains below the strike price, the fund will not be asked to deliver the security; and the fund will retain the premium received for the option as additional income, offsetting all or part of any decline in the value of the security. The hedge provided by writing covered call options is limited to a price decline in the security of no more than the option premium received by the fund for writing the option. If the security owned by the fund appreciates above the options strike price, the fund will generally be called upon to deliver the security, which will prevent the fund from receiving the benefit of any price appreciation above the strike price.

Buying Call Options. The fund may establish an anticipatory hedge by purchasing call options on securities that the fund intends to purchase to take advantage of anticipated positive movements in the prices of these securities. When establishing an anticipatory hedge, the fund will deposit cash or cash equivalents into a segregated account equal to the call option's exercise price. The fund will realize a gain from the exercise of a call option if, during the option period, the price of the underlying security to be purchased increases by more than the amount of the premium paid. A fund will realize a loss equal to all or a part of the premium paid for the option if the price of the underlying security decreases or does not increase by more than the premium.

Put Options. The fund may purchase put options on portfolio securities to hedge against adverse movements in the prices of these securities. A put option gives the buyer of the option, upon payment of a premium, the right to sell a security to the writer of the option on or before a fixed date at a predetermined price. The fund will realize a gain from the exercise of a put option if, during the option period, the price of the security declines by an amount greater than the premium paid. The fund will realize a loss equal to all or a part of the premium paid for the option if the price of the security increases or does not decrease by more than the premium.

Closing Transactions. The fund may dispose of an option written by the fund by entering into a "closing purchase transaction" for an identical option and may dispose of an option purchased by the fund by entering into a "closing sale transaction" for an identical option. In each case, the closing transaction will terminate the rights of the option holder and the obligations of the option purchaser and will result in a gain or loss to the fund based upon the relative amount of the premiums paid or received for the original option and the closing transaction. The fund may sell (or write) put options solely for the purpose of entering into closing sale transactions.

Index Options. The fund may purchase and sell call options and purchase put options on stock indices to manage cash flow, reduce equity exposure, or to remain fully invested in equity securities. Options on securities indices are similar to options on a security except that, upon the exercise of an option on a securities index, settlement is made in cash rather than in specific securities.

Limitations. The fund will purchase and sell only options listed on a securities exchange. The fund will not purchase any option if, immediately afterwards, the aggregate market value of all outstanding options purchased and written by the fund would exceed 5% of the fund's total assets. The fund will not write any call options if, immediately afterwards, the aggregate value of the fund's securities subject to outstanding call options would exceed 25% of the value of the fund's total assets.



                               Portfolio Turnover

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

For the fiscal periods shown below, the fund's portfolio turnover rate was:

          Fiscal Period                                       Portfolio Turnover
    Period ended October 31, 2005                                      xxx
    Period ended October 31, 2004                                     192%
    Period ended October 31, 2003                                     545%

(If there has been an increase in the fund's portfolio turnover rate - insert information here.)



                      Portfolio Holdings Disclosure Policy

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodians, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service provider may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the fund's website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the fund by these services, the fund may distribute (or authorize their service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information.

The Adviser of the fund may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the fund and securities that may be purchased for the fund. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the fund or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the Board.


                             Management Of The Fund

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------------------------------------------
                                              Non-Interested Trustees
--------------------------------------------------------------------------------------------------------------------

Name                     Positions       Term of            Principal                    Number Of
(Age)                    Held With       Office(2)          Occupation(s)                Portfolios
Address(1)               Trust           and                During Past 5 Years          In Fund         Other
                                         Length                                          Complex         Directorships
                                         of Time                                         Overseen        Held by
                                         Served                                          By Trustee      Trustee
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
J. Michael Belz          Trustee         1998               President and Chief          Thirteen        None
(52)                                     to                 Executive Officer of
                                         present            Catholic Life Insurance
                                                            since 1984.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Richard E. Hughs         Trustee         1994               School of Business, State    Four            None
(69)                                     to                 University of New York at
                                         present            Albany: Professor Emeritus
                                                            since September 2001,
                                                            Professor from 1990 to 2001,
                                                            Dean from 1990 to 1995;
                                                            Director of MBA program from
                                                            1996 to 2001.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Clark R. Mandigo         Trustee         1993               Restaurant operator,         Thirteen        Director, Lone
(62)                                     to                 business consultant since                    Star Steakhouse &
                                         present            1991.                                        Saloon, Inc.
                                                                                                         since 1992.
--------------------------------------------------------------------------------------------------------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2) Each elected or appointed Trustee shall serve for six years or until termination of the Fund or the Trustee's death, resignation or removal, whichever occurs first. A Trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for election by shareholders in the calendar year of the Trustee's seventy-second birthday. If the Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-second birthday.

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                              Interested Trustee(2)
-------------------------------------------------------------------------------------------------------------------

Name                     Positions       Term of            Principal                    Number Of
(Age)                    Held With       Office(2)          Occupation(s)                Portfolios
Address(1)               Trust           and                During Past 5 Years          In Fund         Other
                                         Length                                          Complex         Directorships
                                         of Time                                         Overseen        Held by
                                         Served                                          By Trustee      Trustee
---------------------- ------------- ------------- -------------------------- --------------- ---------------------
Frank E. Holmes        Trustee,          1989 to            Chairman of the Board of     Thirteen        Director of 71316
(51)                   Chief             present            Directors, Chief                             Ontario, Inc. since
                       Executive                            Executive Officer, and                       April 1987 and of
                       Officer,                             Chief Investment Officer                     F. E. Holmes
                       President,                           of the Adviser. Since                        Organization, Inc.
                       Chief                                October 1989, Mr. Holmes                     since July 1978.
                       Investment                           has served and continues                     Chairman of the
                       Officer                              to serve in various                          Board of Directors
                                                            positions with the                           of Endeavor Mining
                                                            Adviser, its                                 since October 2005.
                                                            subsidiaries, and the

-------------------------------------------------------------------------------------------------------------------

Name                     Positions       Term of            Principal                    Number Of
(Age)                    Held With       Office(2)          Occupation(s)                Portfolios
Address(1)               Trust           and                During Past 5 Years          In Fund         Other
                                         Length                                          Complex         Directorships
                                         of Time                                         Overseen        Held by
                                         Served                                          By Trustee      Trustee
                                                            investment companies it
                                                            sponsors.
----------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2)   Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc.

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     Officers
--------------------------------------------------------------------------------------------------------------------
Name                   Positions              Term of
(Age)                  Held                   Office
Address(1)             With                   and
                       Trust                  Length             Principal
                                              of Time            Occupation(s)
                                              Served             During Past 5 Years
----------------------- ------------------- ------------- ----------------------------------------------------------
Susan B. McGee         Executive Vice         1997 to            President and General Counsel of the Adviser.
(46)                   President,             present            Since September 1992. Ms. McGee has served and
                       Secretary,                                continues to serve in various positions with the
                       General Counsel                           Adviser, its subsidiaries, and the investment
                                                                 companies it sponsors.
----------------------- ------------------- ------------- ----------------------------------------------------------
Catherine A.            Treasurer            2004 to             Chief Financial Officer of the Adviser since August
Rademacher (46)                              present             2004. Controller of the Adviser from April 2004 until
                                                                 August 2004. Associate with Resources Connection from
                                                                 July 2003 to February 2004. Recruiting Manager with
                                                                 Robert Half International from November 2002 to June
                                                                 2003. Controller of Luby's Inc. from June 2000 to
                                                                 October 2002. Assistant Controller of Hunt Building
                                                                 Corp. from April 1995 to October 1998.
--------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.
--------------------------------------------------------------------------------------------------------------------

The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held three meetings during the fiscal period ended October 31, 2005.

                             Ownership of the Funds

As of December 31, 2005, each Trustee beneficially owned that amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.

---------------------------------------- -------------------------------- ------------------------------------------

Name of Trustee                  Dollar Range of Equity                Aggregate Dollar Range of Equity
                                 Securities in the Fund held as        Securities in All Registered Investment
                                 of 12/31/2005                         Companies Overseen by Trustee in Family
                                                                       of Investment Companies
-------------------------------  --------------------------------      ------------------------------------------
Interested Trustee
-------------------------------  --------------------------------      ------------------------------------------
Frank E. Holmes                  $                                     $
-------------------------------  --------------------------------      ------------------------------------------
Non-Interested Trustees

J. Michael Belz                  $                                     $
Richard E. Hughs                 $                                     $
Clark R. Mandigo                 $                                     $
-------------------------------- --------------------------------      ------------------------------------------

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal period ended October 31, 2005. As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.



                                  Compensation

--------------------------------------- --------------------------------- ------------------------------------------
Name and Position                   Total Compensation From U.S.          Total Compensation From
                                    Global Accolade Funds (2)             U.S. Global Fund Complex (1) to
                                                                          Board Members
------------------------------      ---------------------------------     ------------------------------------------
Interested Trustee
-----------------------------       ---------------------------------     ------------------------------------------

Frank E. Holmes, Trustee, Chief
Executive Officer, President        $0                                    $0
-----------------------------
Non-Interested Trustees
-----------------------------
J. Michael Belz, Trustee            $                                     $
Richard E. Hughs, Trustee           $                                     $
Clark R. Mandigo, Trustee           $                                     $
-----------------------------       ---------------------------------     ------------------------------------------
Charles Lutter, Jr., Chief
Compliance Officer                  $                                     $
--------------------------------------------------------------------------------------------------------------------

(1) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2005. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo served on the boards of all thirteen fund portfolios. Mr. Belz was elected to the Board of Trustees of the U.S. Global Investors Funds effective November 1, 2005. Dr. Hughs served on the board of four fund portfolios.
(2)      Includes compensation related to four fund portfolios.

--------------------------------------------------------------------------------------------------------------------


                          Code Of Ethics

The Trust, the Adviser and the Distributor have adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                     Proxy Voting Policies

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS Proxy Voting Guidelines Summary. The Board also directed the Adviser to monitor proxy-voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.


Voting Procedures

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will forward to each applicable subadviser ISS's vote recommendation for a fund for the subadviser to monitor.



                 ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of ISS's proxy voting policy guidelines.

1. OPERATIONAL ITEMS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying  Auditors
Vote FOR  proposals to ratify  auditors,  unless any of the following  apply:
    o An auditor has a financial interest in or association with the company, and is therefore not independent,
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
    o Fees for non-audit services ("Other" fees) are excessive.

Non-audit  fees  are  excessive  if:

Non-audit ("other") fees >audit fees +audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal,any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
    o Composition of the board and key board committees;
    o Attendance at board and committee meetings;
    o Corporate governance provisions and takeover activity;
    o Disclosures under Section 404 of Sarbanes-Oxley Act;
    o Long-term company performance relative to a market and peer index;
    o Extent of the director's investment in the company;
    o Existence of related party transactions;
    o Whether the chairman is also serving as CEO;
    o Whether a retired CEO sits on the board;
    o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
    o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
    o A Russell 3000 company underperformed its industry group (GICS group).
      The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year
      TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
    o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
    o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
    o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o The company has poor compensation practices, which include, but are not limited to:
        - Egregious employment contracts including excessive severance provisions; Excessive perks that dominate compensation;
        - Huge bonus payouts without justifiable performance linkage;
        - Performance metrics that are changed during the performance period;
        - Egregious SERP (Supplemental Executive Retirement Plans) payouts;
        - New CEO with overly generous new hire package;
        - Internal pay disparity;
        - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)
    o    Employee of the company or one of its affiliates; (1)
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o    Listed as a Section 16 officer; (2)
    o    Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
    o    Board attestation that an outside director is not independent;
    o    Former CEO of the company;
    o    Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
    o Former executive of the company, an affiliate or an acquired firm within the past five years;
    o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
    o    Relative (4) of a current employee of company or its affiliates;
    o Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;

    o Currently provides (or a relative provides)professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
    o Employed by (or a relative is employed by) a significant customer or supplier; (5)
    o Has (or a relative has) any transactionalrelationship with the company or its affiliates excluding investments in the company through a private placement; (5)
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)
    o    Founder (7) of the company but not currently an employee;
    o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(5) from the company or its affiliates. (1)

Independent Outside Director (IO)
    o    No material (8) connection to the company other than a board seat.

-------------------------------------------------------------------------------
Footnotes:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 "Executives" (officers subject to Section
16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). 3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues.
(The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship(financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
    o  the presence of a majority threshold voting standard;
    o  a proxy access provision in the company's bylaws or governance documents;
       or
    o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
    o  Annually elected board;
    o  Two-thirds of the board composed of independent directors;
    o  Nominating committee composed solely of independent directors;
    o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
    o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock; o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
    o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
    o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
    o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serves as liaison between the chairman and the independent directors,
        - Approves information sent to the board,
        - Approves meeting agendas for the board,
        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Has the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensures that he is available for consultation and direct communication;
     o  Two-thirds independent board;
     o  All-independent key committees;
     o  Established governance guidelines;
     o  The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

    o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
    o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status; o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
    o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
    o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to its shareholders;
    o Company has not ignored majority supported shareholder proposals or a majority
WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
    o Long-term financial performance of the target company relative to its industry;
    o  Management's track record;
    o  Background to the proxy contest;
    o  Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
    o  Shareholders  have approved  the  adoption  of the plan;  or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
    o  No lower than a 20% trigger, flip-in or flip-over;
    o  A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
    o  Purchase price;
    o  Fairness opinion;
    o  Financial and strategic benefits;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives for the business;
    o  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
    o  Impact on the balance sheet/working capital;
    o  Potential elimination of diseconomies;
    o  Anticipated financial and operating benefits;

    o  Anticipated use of funds;
    o  Value received for the asset;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues; o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
    o  The reasons for the change;
    o  Any financial or tax benefits; o Regulatory benefits;
    o  Increases in capital structure;
    o  Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
    o  Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced;and
    o  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
    o  Percentage of assets/business contributed;
    o  Percentage ownership;
    o  Financial and strategic benefits;
    o  Governance structure;
    o  Conflicts of interest;
    o  Other alternatives;
    o  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
    o  Management's efforts to pursue other alternatives;
    o  Appraisal value of assets;and
    o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
    o  Tax and regulatory advantages;
    o  Planned use of the sale proceeds;
    o  Valuation of spinoff;
    o  Fairness opinion;
    o  Benefits to the parent company;
    o  Conflicts of interest;
    o  Managerial incentives;
    o  Corporate governance changes;
    o  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
    o  Prolonged poor performance with no turnaround in sight;
    o  Signs of entrenched board and management;
    o  Strategic plan in place for improving value;
    o  Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE  OF  INCORPORATION
Control  Share  Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months)prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
    o  Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o  Absence of non-shareholder approved poison pill;
    o  Reasonable equity compensation burn rate;
    o  No non-shareholder approved pay plans; and
    o  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
   o It is intended for financing purposes with minimal or no dilution to current shareholders;

   o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
    o  More simplified capital structure;
    o  Enhanced liquidity;
    o  Fairness of conversion terms;
    o  Impact on voting power and dividends;
    o  Reasons for the reclassification;
    o  Conflicts of interest; and
    o  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
    o  Adverse governance changes;
    o  Excessive increases in authorized capital stock;
    o  Unfair method of distribution;
    o  Diminution of voting rights;
    o  Adverse conversion features;
    o  Negative impact on stock option plans; and
    o  Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
   o  The total cost of the company's equity plans is unreasonable;
   o The plan expressly permits the repricing ofstock options without prior shareholder approval;
   o  There is a disconnect between CEO pay and the company's performance;
   o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
   o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of  Equity  Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The   Shareholder   Value   Transfer  is   reasonable  if  it  falls  below  the
company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified.
Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
    o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

    o  the main source of the pay increase (over half) is equity-based, and
    o  the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
        - Base salary, bonus, long-term incentives;
        - Accumulative realized and unrealized stock option and restricted stock gains;
        - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
        - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
        - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
        -   Payment if "change of control" termination occurs within 12 months:
            $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal period. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers.Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1)or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.








(1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.
(2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

 2006 Proxy Season Burn Rate Table

                                               Russell 3000                       Non-Russell 3000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1010       Energy                              1.53%     0.96%       2.50%         2.03%    2.53%      4.56%
---------------------------------------------------------------------------------- --------------------------
1510       Materials                           1.37%     0.74%       2.11%         2.15%    2.01%      4.16%
---------------------------------------------------------------------------------- --------------------------
2010       Capital Goods                       1.84%     1.09%       2.93%         2.74%    2.63%      5.37%
---------------------------------------------------------------------------------- -------------------------0
2020       Commercial Services & Supplies      2.73%     1.60%       4.33%         3.43%    4.18%      7.61%
---------------------------------------------------------------------------------- -------------------------0
2030       Transportation                      1.76%     1.71%       3.47%         2.18%    2.12%      4.30%
---------------------------------------------------------------------------------- -------------------------0
2510       Automobiles & Components            1.97%     1.27%       3.24%         2.23%    2.29%      4.51%
-------------------------------------------------------------------------------------------------------------
2520       Consumer Durables & Apparel         2.04%     1.22%       3.26%         2.86%    2.48%      5.35%-
---------------------------------------------------------------------------------- --------------------------
2530       Hotels Restaurants & Leisure        2.22%     1.09%       3.31%         2.71%    2.46%      5.17%-
---------------------------------------------------------------------------------- --------------------------
2540       Media                               2.14%     1.24%       3.38%         3.26%    2.52%      5.77%
---------------------------------------------------------------------------------- --------------------------
2550       Retailing                           2.54%     1.59%       4.12%         4.01%    4.03%      8.03%
---------------------------------------------------------------------------------- --------------------------
3010,      Food & Staples Retailing            1.82%     1.31%       3.13%         2.20%    2.79%      4.99%
3020, 3030
---------------------------------------------------------------------------------- -------------------------
3510       Health Care Equipment & Services    3.20%     1.71%       4.91%         4.33%    3.20%      7.53%
---------------------------------------------------------------------------------- --------------------------
3520       Pharmaceuticals & Biotechnology     3.70%     1.87%       5.57%         5.41%    4.74%      10.15%
---------------------------------------------------------------------------------- --------------------------
4010       Banks                               1.46%     1.00%       2.46%         1.38%    1.42%      2.79%
---------------------------------------------------------------------------------- --------------------------
4020       Diversified Financials              3.00%     2.28%       5.28%         4.46%    4.01%      8.47%
---------------------------------------------------------------------------------- --------------------------
4030       Insurance                           1.52%     1.04%       2.56%         2.25%    2.85%      5.10%
---------------------------------------------------------------------------------- --------------------------
4040       Real Estate                         1.30%     1.01%       2.31%         1.12%    1.67%      2.79%
---------------------------------------------------------------------------------- --------------------------
4510       Software & Services                 5.02%     2.98%       8.00%         6.92%    6.05%      12.97%
---------------------------------------------------------------------------------- --------------------------
4520       Technology Hardware & Equipment     3.64%     2.48%       6.11%         4.73%    4.02%      8.75%
---------------------------------------------------------------------------------- --------------------------
4530       Semiconductors & Semiconductor
           Equip.                              4.81%     2.86%       7.67%         5.01%    3.06%      8.07%
---------------------------------------------------------------------------------- --------------------------
5010       Telecommunication Services          2.31%     1.61%       3.92%         3.70%    3.41%      7.11%
---------------------------------------------------------------------------------- --------------------------
5510       Utilities                           0.94%     0.62%       1.56%         2.11%    4.13%      6.24%
---------------------------------------------------------------------------------- --------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal periods as follows:


---------------------------------- ------------------------------- ------------------------------------------
Characteristics                    Annual Stock Price Volatility   PREMIUM

---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------
---------------------------------- ------------------------------- ------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
    o  Egregious employment contracts including excessive severance provisions;
    o  Excessive perks that dominate compensation;
    o  Huge bonus payouts without justifiable performance linkage;
    o  Performance metrics that are changed during the performance period;
    o  Egregious SERP (Supplemental Executive Retirement Plans) payouts;

    o  New CEO with overly generous hiring package;
    o  Internal pay disparity;
    o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o  Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        - Deferred stock payable at the end of a three-year deferral period.
    o  Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal period in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:


------------------------------------- ----------------------------------- -----------------------------------
Component                             Amount Earned/Granted               Description
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in base
                                                                          salary
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific performance
                                      Actual earned:                      measures and actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale  for   determining   the
                                      Exercise price:                     number of stock options  issued to
                                      Vesting:                            CEO.
                                      Grant value:                        Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale  for   determining   the
                                                                          number of restricted  stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested and
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance  measures  and  actual
                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide  structure  and  terms  of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest, formulas
                                      Accumulated company match  (if      formulas, minimum  guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.

                                                                          Explanation of formula, additional
                                                                          credits for years not

Component                             Amount Earned/Granted               Description
                                                                          worked,
                                                                          multipliers  or  interest on SERPs.


                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites provided.
                                      various perquisites                 Examples: company aircraft, company
                                                                          cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown  of  gross-ups  for  any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for         Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for cash,
under "for cause" and "not for        equity and benfits under different
cause")                               scenarios
------------------------------------- ----------------------------------- -----------------------------------
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement  and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------

Estimated Total Package               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
    o  Purchase price is at least 85 percent of fair market value;
    o  Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
    o  Purchase price is less than 85 percent of fair market value; or
    o  Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
    o  Historic trading patterns;
    o  Rationale for the repricing;
    o  Value-for-value exchange;
    o  Treatment of surrendered options;
    o  Option vesting;
    o  Term of the option;
    o  Exercise price;
    o  Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
    o There is a two-year minimum holding period for sale proceeds (cash or stock)for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION
Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
    o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
    o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal period.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
    o  The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
    o  The existing level of disclosure on pricing policies;
    o  Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o  Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
    o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
    o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
    o The nature and size of the company's operations in Sub-Saharan Africa and the numberof local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers;
    o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of its subprime business;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o  Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o  Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o  The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    o  Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
    o  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o  The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
    o  The percentage of the company's business affected;
    o  The feasibility of a spin-off;
    o  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
    o  Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
    o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
    o New legislation is adopted allowing development and drilling in the ANWR region;
    o  The company intends to pursue operations in the ANWR; and
    o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
    o Environmentally conscious practices of peer companies, including endorsement of CERES;
    o  Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
    o The company has publicly disclosed guidelines for its corporate and contract farming operations,including compliance monitoring; or
    o  The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
    o  The feasibility of financially quantifying environmental risk factors;
    o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

    o  The costs associated with implementing improved standards;
    o The potential costs associated with remediation resulting from poor environmental performance; and
    o The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
    o  The company does not maintain operations in Kyoto signatory markets;
    o The company already evaluates and substantially discloses such information; or,
    o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
    o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
    o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
    o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
    o The company does not currently have operations or plans to develop operations in these protected regions; or,
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o  The nature of the company's business and the percentage affected;
    o  The extent that peer companies are recycling;
    o  The timetable prescribed by the proposal;
    o  The costs and methods of implementation;
    o Whether the company has a poor environmental track record, such as violations of federaland state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees(PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
    o  The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;
    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay

    o  Independence of the compensation committee;
    o  Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
    o  Risks associated with certain international markets;
    o  The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o  The nature and amount of company business in that country;
    o  The company's workplace code of conduct;
    o  Proprietary and confidential information involved;
    o  Company compliance with U.S. regulations on investing in the country;
    o  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
    o  Agreements with foreign suppliers to meet certain workplace standards;
    o  Whether company and vendor facilities are monitored and how;
    o  Company participation in fair labor organizations;
    o  Type of business;
    o  Proportion of business conducted overseas;
    o  Countries of operation with known human rights abuses;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o  Peer company standards and practices;
    o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o  The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o  Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o  The cost and feasibility of adopting all nine principles;

    o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
    o  The potential for charges of reverse discrimination;
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o  The level of the company's investment in Northern Ireland;
    o  The number of company employees in Northern Ireland;
    o  The degree that industry peers have adopted the MacBride Principles;
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride

       Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o  Whether the company has in the past manufactured landmine components;
    o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o  What weapons classifications the proponent views as cluster bombs;
    o Whether the company currently or in the past has manufactured cluster bombs or their components;
    o  The percentage of revenue derived from cluster bomb manufacture;
    o  Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
    o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
    o  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available; or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
    o  The degree of board diversity;
    o  Comparison with peer companies;
    o  Established process for improving board diversity;
    o  Existence of independent nominating committee;
    o  Use of outside search firm;
    o  History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
    o  The company has well-documented equal opportunity programs;
    o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
    o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o  The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;
    o The company already issues public reports on its company-wide affirmativ initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
    o  Past performance as a closed-end fund;
    o  Market in which the fund invests;
    o  Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
    o  Past performance relative to its peers;
    o  Market in which fund invests;

    o  Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o  Strategy of the incumbents versus the dissidents;
    o  Independence of directors;
    o  Experience and skills of director candidates;
    o  Governance profile of the company;
    o  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
    o  Proposed and current fee schedules;
    o  Fund category/investment objective;
    o  Performance benchmarks;
    o  Share price performance as compared with peers;
    o  Resulting fees relative to peers;
    o  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
    o  Stated specific financing purpose;
    o  Possible dilution for common shares;
    o  Whether the shares can be used forantitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
    o  Potential competitiveness;
    o  Regulatory developments;
    o  Current and potential returns; and
    o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
    o  The fund's target investments;
    o  The reasons given by the fund for the change; and
    o  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market;
    o  Consolidation in the target market; and
    o  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
    o  Potential competitiveness;
    o  Current and potential returns;

    o  Risk of concentration;
    o  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
    o  Strategies employed to salvage the company;
    o  The fund's past performance;
    o  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
    o  The degree of change implied by the proposal;
    o  The efficiencies that could result;
    o  The state of incorporation;
    o  Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
    o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
    o  Regulations of both states;
    o  Required fundamental policies of both states;
    o  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
    o  Fees charged to comparably sized funds with similar objectives;
    o  The proposed distributor's reputation and past performance;
    o  The competitiveness of the fund in the industry;
    o The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
    o  Resulting fee structure;
    o  Performance of both funds;
    o  Continuity of management personnel;
    o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
    o  Performance of the fund's Net Asset Value (NAV);
    o  The fund's history of shareholder relations;
    o  The performance of other funds under the advisor's management.


                         Principal Holders Of Securities

As of January 31, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the fund. The fund is aware of the following entities owning of record, or beneficially, more than 5% of the outstanding shares of the fund as of January 31, 2006.

 Name & Address of Owner                     % Owned           Type of Ownership







                          Investment Advisory Services

The fund's investment adviser is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time (Advisory Agreement). Frank E. Holmes, Chief Executive Officer, Chief Investment Officer and a Director of the Adviser, and Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than _____% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and Trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

Management Fees

For the fiscal periods shown below, the fund paid the Adviser the following advisory fees:

      Fiscal Period                                       Management Fee
Period ended October 31, 2005                                    xxxxxxx
Period ended October 31, 2004                                   $755,921
Period ended October 31, 2003                                   $760,339

For the services of the Adviser, the fund pays a management fee at an annual rate of 1.00% based on average net assets. Fees are accrued daily and paid monthly.

The Trust pays all other expenses for its operations and activities. The fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and Trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was submitted for approval by shareholders of the fund at the initial meeting of shareholders. The Advisory Agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the fund (as defined in the Investment Company Act of 1940 (1940 Act) or by the Board of Trustees of the Trust, and
(ii) a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser invests in securities for its own account. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with its clients when trading for its own account. The Adviser's investment objective and strategies are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalizations. In general, the Adviser invests in start-up companies in the natural resources or technology fields.

Portfolio Managers

Compensation for all Portfolio Managers. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers. Compensation for the portfolio managers as of October 31, 2005, consists of the following:

Base Salary. Each portfolio manager is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

Monthly and Quarterly Bonus. The bonus is primarily driven by asset growth and performance of the fund. A bonus is awarded only if the fund performance is within certain percentiles of each fund's Lipper peer group or is awarded certain rankings by third-party ranking services.

The portfolio managers are provided benefits packages including life insurance, health insurance and a company 401(k) plan comparable to that received by other company employees.

Frank Holmes receives the above compensation package and in addition receives an annual bonus based upon the Adviser's operational earnings, an annual bonus based upon the performance of the Adviser's own account, and a quarterly or annual performance fee bonus for the management of two offshore accounts.

Portfolio Manager:  Frank E. Holmes

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Type of Account                       Number of         Total Assets           Number of             Total Assets of
                                      Accounts                                 Performance Fee       Performance Fee Accounts
                                                                               Accounts
------------------------------------  ------------      ------------------     --------------------- --------------------------
Registered investment  companies      1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Pooled investment vehicles            0                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Other accounts                        3                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------

The Adviser manages other accounts which could be considered a conflict of interest. The Adviser has adopted trade allocation procedures, contained in its code of ethics, which are designed to address this potential conflict.

Ownership of Securities

----------------------------- -------------------------------------------------------------------
Name of Fund                  Dollar Range of Equity Securities in the Fund
                              Held as of 10/31/2005
----------------------------- -------------------------------------------------------------------
Holmes Growth Fund
----------------------------  -------------------------------------------------------------------


Portfolio Manager:  John Derrick

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Type of Account                       Number of         Total Assets           Number of             Total Assets of
                                      Accounts                                 Performance Fee       Performance Fee Accounts
                                                                               Accounts
------------------------------------  ------------      ------------------     --------------------- --------------------------
Registered investment  companies      1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Pooled investment vehicles            0                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Other accounts                        1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------

Ownership of Securities

----------------------------- -------------------------------------------------------------------
Name of Fund                  Dollar Range of Equity Securities in the Fund
                              Held as of 10/31/2005
----------------------------- -------------------------------------------------------------------
Holmes Growth Fund
----------------------------- -------------------------------------------------------------------


Portfolio Manager:  Romeo Dator

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Type of Account                       Number of         Total Assets           Number of             Total Assets of
                                      Accounts                                 Performance Fee       Performance Fee Accounts
                                                                               Accounts
------------------------------------  ------------      ------------------     --------------------- --------------------------
Registered investment  companies      1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Pooled investment vehicles            0                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Other accounts                        1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------

Ownership of Securities

----------------------------- -------------------------------------------------------------------
Name of Fund                  Dollar Range of Equity Securities in the Fund
                              Held as of 10/31/2005
----------------------------- -------------------------------------------------------------------
Holmes Growth Fund
----------------------------- -------------------------------------------------------------------

Portfolio Manager:  Bernard Austin

--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Type of Account                       Number of         Total Assets           Number of             Total Assets of
                                      Accounts                                 Performance Fee       Performance Fee Accounts
                                                                               Accounts
------------------------------------  ------------      ------------------     --------------------- --------------------------
Registered investment  companies      1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Pooled investment vehicles            0                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------
Other accounts                        1                 $                      $
------------------------------------  ------------      ------------------     ---------------------- --------------------------

Ownership of Securities

----------------------------- -------------------------------------------------------------------
Name of Fund                  Dollar Range of Equity Securities in the Fund
                              Held as of 10/31/2005
----------------------------- -------------------------------------------------------------------
Holmes Growth Fund
----------------------------- -------------------------------------------------------------------


                Distribution, Transfer Agency And Other Services

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and
(ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 20.0 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as the fund's dividend-paying agent. For the fiscal years ended October 31, 2005, 2004 and 2003, the fund paid a total of $______, $160,636, and $183,662, respectively, for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provides the fund with bookkeeping, accounting and custody services and determines the daily net asset value.

For the fiscal periods shown below, the fund paid Brown Brothers Harriman & Co. the following amounts for bookkeeping and accounting services:

                                                          Brown Brothers
     Fiscal Period                                        Harriman & Co.
Period ended October 31,2005                                      xxxxxx
Period ended October 31, 2004                                    $41,508
Period ended October 31, 2003                                    $40,000


The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal period ended October 31, 2005, the fund paid A&B Mailers, Inc. xxxxxx for mail handling services.


                                Distribution Plan

In September 1994, the fund adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, which includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets annually. For the fiscal period ended October 31, 2005, the fund paid a total of $______ in distribution fees.

Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods if the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal period ended October 31, 2005, are set forth in the table below.

Advertising         Prospectus            Distribution      Compensation to       Travel & Promotion      Postage &
& Literature        Printing & Mailing    Fees              Broker/Dealers        Expenses                Mailing&
$xxxxx               xxxxx                xxxxx             xxxxxxxx              xxxxxx                  xxxxxx

There were no unreimbursed expenses incurred under the Plan during the fiscal period ended October 31, 2005, which will be carried over to future years. The fund is not obligated to pay any unreimbursed expenses if the Distribution Plan is terminated or not renewed.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes, a Trustee of the Trust, have a direct or indirect financial interest in the operation of the fund's Distribution Plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated at any time by a majority vote of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.



                             Brokerage Transactions

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by the Adviser and are subject to review by the fund's Board of Trustees of the fund. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal periods shown below, the fund paid brokerage fees as follows:

        Fiscal Period                                         Brokerage Fees
Period ended October 31, 2005                                     xxxxxxx
Period ended October 31, 2004                                    $471,221
Period ended October 31, 2003                                  $1,690,114


During the period ended October 31, 2005, _____% of the brokerage fees were paid to brokers or dealers who provided research services to the Adviser.

In executing portfolio transactions and selecting brokers or dealers, the Adviser seeks the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory Agreement, the Adviser is permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker-dealers through or with whom the fund places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear.

The Adviser executed most of the fund's transactions through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser may occasionally purchase securities that are not listed on a national securities exchange or quoted on the Nasdaq or AMEX, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the fund and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the fund.



                     Certain Purchases Of Shares Of The Fund

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be restricted in any way as to resale or be otherwise illiquid;

2. Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the NYSE, or Nasdaq-AMEX;

4. Any securities so acquired by the fund will not comprise more than 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) a list to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      Additional Information On Redemptions

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

Suspension of Redemption Privileges. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

Redemption in Kind. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.


                                   Tax Status

Taxation of the Fund - In General. The fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending October 31 of the calendar year, and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

Taxation of the Fund's Investments. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2005, the fund had capital loss carryovers of $__________ with an expiration date of October 31, 2009, and $__________ with an expiration date of October 31, 2010.

The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and paid to shareholders of record in such a month, will be deemed to have been received December 31, if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U.S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

Foreign Taxes. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.


                  Custodian, Fund Accountant And Administrator

Brown Brothers Harriman & Co. serves as custodian, fund accountant and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to sub-custody arrangements separately approved by the Trust.


                    Independent Registered Public Accountants

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.


                                  Fund Counsel

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2005, in the amounts of $39,312, and $19,222, respectively.


                         Counsel To Independent Trustees

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.


                              Financial Statements

The financial statements for the fiscal period ended October 31, 2005 are hereby incorporated by reference from the U.S. Global Accolade Funds 2005 Annual Report to Shareholders dated October 31, 2005. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

                           U.S. GLOBAL ACCOLADE FUNDS













                                 MEGATRENDS FUND


                       STATEMENT OF ADDITIONAL INFORMATION




































This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated February 28, 2006. The financial statements for the MegaTrends Fund for the period ended October 31, 2005, and the Report of Independent Registered Public Accountants thereon, are incorporated by reference from the fund's Annual Report dated October 31, 2005. Copies of the prospectus and the fund's Annual Report may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229 or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is February 28, 2006.

                                TABLE OF CONTENTS

                                                                            PAGE

GENERAL INFORMATION............................................................1

FUND POLICIES..................................................................1

INVESTMENT STRATEGIES AND RISKS................................................3

PORTFOLIO TURNOVER.............................................................6

PORTFOLIO HOLDINGS DISCLOSURE POLICY...........................................6

MANAGEMENT OF THE FUND.........................................................7

PROXY VOTING POLICIES.........................................................10

PRINCIPAL HOLDERS OF SECURITIES...............................................43

INVESTMENT ADVISORY SERVICES..................................................43

PORTFOLIO MANAGERS............................................................45

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..............................46

DISTRIBUTION PLAN.............................................................47

BROKERAGE TRANSACTIONS........................................................48

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................49

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................50

TAX STATUS....................................................................50

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................52

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.....................................52

FUND COUNSEL..................................................................52

COUNSEL TO INDEPENDENT TRUSTEES...............................................52

FINANCIAL STATEMENTS..........................................................52

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and a business trust organized April 16, 1993, under the laws of the Commonwealth of Massachusetts. The MegaTrends Fund (fund) is a series of the Trust and represents a separate, diversified portfolio of securities. The fund commenced operations on October 21, 1991, and became a series of the Trust on November 16, 1996, pursuant to a plan of reorganization.

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

INVESTMENT RESTRICTIONS. If a percentage restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

Unless designated as such, none of the fund's policies is fundamental.

FUNDAMENTAL INVESTMENT RESTRICTIONS. The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy or (2) more than 50% of the fund's outstanding shares.

The fund may not:


1. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction from time to time.


2. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

3. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

4. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

5.   Issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

6. Engage in the business of underwriting securities, except to the extent that the fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

The fund may not:

1.   Pledge, mortgage, or hypothecate the assets of the fund.

2. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

3. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

4.   Invest more that 15% of its net assets in securities that are illiquid.


                               VALUATION OF SHARES

A  portfolio   security   listed  or  traded  on  an  exchange  in  domestic  or
international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued according to the broadest and most representative market.

Equity  securities  traded on NASDAQ are valued at the NASDAQ  Official  Closing
Price.  If there are no sales  that  day,  securities  traded on NASDAQ  will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser, for certain pricing issues, as defined in the valuation procedures.

Calculation of net asset value may not take place at the same time as the determination of the prices of a portfolio used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region, and significant market activity. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee or at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 11:00 a.m. Eastern Time.



                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's prospectus.

MARKET RISK. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

REAL ESTATE INVESTMENT TRUSTS (REITS). The fund may invest in real estate investment trusts (REITs), which may subject the fund to many of the same risks related to the direct ownership of real estate. These risks may include declines in the value of real estate, risks related to economic factors, changes in demand for real estate, changes in property taxes and property operating expenses, casualty losses, and changes to zoning laws. REITs are also dependent to some degree on the capabilities of the REIT manager. In addition, the failure of a REIT to continue to qualify as a REIT for tax purposes would have an adverse effect upon the value of a portfolio's investment in that REIT.

FOREIGN INVESTMENTS. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation of the removal of funds or the assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers, and issuers than in the United States.

AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts (ADRs) represent shares of foreign issuers. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are intended for use in the U.S. securities market, and ADRs in bearer form are intended for use in securities markets outside the United States. ADRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States; therefore, there may be less information available regarding such issuers. There may not be a correlation between such information and the market value of the ADRs. For purposes of the fund's investment policies, the fund's investment in ADRs will be deemed to be investments in the underlying securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The fund may realize a loss equal to all or a portion of the price paid for the warrants or rights if the price of the underlying security decreases or does not increase by more than the amount paid for the warrants or rights.

COMMERCIAL PAPER AND OTHER MONEY MARKET INSTRUMENTS. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Subadviser or Adviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will only invest in bankers' acceptances of banks having a short-term rating of A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. The fund may invest all or part of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To reduce the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser considers creditworthy.

TEMPORARY DEFENSIVE INVESTMENT. For temporary defensive purposes during periods that, in the Subadviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objectives.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES. The fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

RESTRICTED AND ILLIQUID SECURITIES. The fund may invest up to 15% of its net assets in illiquid securities. Securities may be illiquid because they are unlisted, subject to legal restrictions on resale or due to other factors that, in the Subadviser's opinion, raise questions concerning the fund's ability to liquidate the securities in a timely and orderly way without substantial loss. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may depress the market price of such securities.

SECURITIES LENDING. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash or U.S. Government obligations as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with high-quality liquid securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counterparty to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

BORROWING. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money prior to selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.



PORTFOLIO TURNOVER

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").

For the fiscal periods shown below, the fund's portfolio turnover rate was:

              FISCAL PERIOD                                   PORTFOLIO TURNOVER

       Period ended October 31, 2005                                  xxxx
       Period ended October 31, 2004                                   64%
       Period ended October 31, 2003                                   96%


(If there has been an increase in the fund's portfolio turnover rate - insert information here.)



                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of the fund in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the Trust's service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the Trust's custodians, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of its respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service provider may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the fund's website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the fund by these services, the fund may distribute (or authorize its service providers to distribute) portfolio holdings to such services before its public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the fund before the portfolio holdings or results of the analysis become public information.

The Adviser/Subadvisers of the fund may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the fund and securities that may be purchased for the fund. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the fund or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policies and procedures and must approve any material change to such policies and procedures. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the Trust's Chief Compliance Officer. The Board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter and any waiver or exception to the policies and procedures will be reported to the Board.


                                                        MANAGEMENT OF THE FUND

The Trust's Board of Trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.

--------------------------------------------------------------------------------------------------------------------
                                              NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------
                                         TERM OF                                   NUMBER OF
                                        OFFICE(2)                                 PORTFOLIOS
                          POSITIONS        AND                                      IN FUND            OTHER
        NAME                HELD         LENGTH             PRINCIPAL               COMPLEX        DIRECTORSHIPS
        (AGE)               WITH         OF TIME          OCCUPATION(S)            OVERSEEN           HELD BY
      ADDRESS(1)            TRUST        SERVED        DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
J. Michael Belz         Trustee        1998         President and Chief         Thirteen         None
(52)                                   to           Executive Officer of
                                       present      Catholic Life Insurance
                                                    since 1984.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Richard E. Hughs        Trustee        1994         School of Business, State   Four             None
(69)                                   to           University of New York at
                                       present      Albany: Professor
                                                    Emeritus since September
                                                    2001, Professor from 1990
                                                    to 2001, Dean from 1990
                                                    to 1995; Director of MBA
                                                    program from 1996 to 2001.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------
Clark R. Mandigo        Trustee        1993         Restaurant operator,        Thirteen         Director, Lone


                                       TERM OF                                   NUMBER OF
                                        OFFICE(2)                                 PORTFOLIOS
                          POSITIONS        AND                                      IN FUND            OTHER
        NAME                HELD         LENGTH             PRINCIPAL               COMPLEX        DIRECTORSHIPS
        (AGE)               WITH         OF TIME          OCCUPATION(S)            OVERSEEN           HELD BY
      ADDRESS(1)            TRUST        SERVED        DURING PAST 5 YEARS        BY TRUSTEE          TRUSTEE

(62)                                   to           business consultant since                    Star Steakhouse &
                                       present      1991.                                        Saloon, Inc.
                                                                                                 since 1992.
----------------------- -------------- ------------ --------------------------- ---------------- -------------------

(1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2) Each elected or appointed  Trustee shall serve for six years or until  termination of the Fund or the Trustee's death,  resignation or removal,  whichever  occurs first. A Trustee may be elected or appointed for additional terms.  Under the Trust's  current  retirement  policy,  an Independent  Trustee will not be  renominated  for election by shareholders in the calendar year of the Trustee's  seventy-second  birthday. If the Fund does not have an  election  by  shareholders  in that year,  retirement  will take  effect no later than the end of the calendar year of his or her seventy-second birthday.

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------------
                                       TERM OF                                  NUMBER OF
                                      OFFICE(2)                                 PORTFOLIOS
                        POSITIONS        AND                                     IN FUND             OTHER
        NAME               HELD         LENGTH            PRINCIPAL              COMPLEX         DIRECTORSHIPS
        (AGE)              WITH        OF TIME           OCCUPATION(S)           OVERSEEN           HELD BY
     ADDRESS(1)           TRUST         SERVED        DURING PAST 5 YEARS       BY TRUSTEE          TRUSTEE
---------------------- ------------- ------------- -------------------------- --------------- ---------------------
Frank E. Holmes        Trustee,      1989 to       Chairman of the Board of   Thirteen        Director of 71316
(51)                   Chief         present       Directors, Chief                           Ontario, Inc. since
                       Executive                   Executive Officer, and                     April 1987 and of
                       Officer,                    Chief Investment Officer                   F. E. Holmes
                       President,                  of the Adviser. Since                      Organization, Inc.
                       Chief                       October 1989, Mr. Holmes                   since July 1978.
                       Investment                  has served and continues                   Chairman of the
                       Officer                     to serve in various                        Board of Directors
                                                   positions with the                         of Endeavor Mining
                                                   Adviser, its                               since October
                                                   subsidiaries, and the                      2005.
                                                   investment companies it
                                                   sponsors.
-------------------------------------------------------------------------------------------------------------------

(1)  Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

(2)  Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc.

-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS
--------------------------------------------------------------------------------------------------------------------
                                                        TERM OF
                                                        OFFICE
                                   POSITIONS              AND
            NAME                      HELD              LENGTH                          PRINCIPAL
            (AGE)                     WITH              OF TIME                       OCCUPATION(S)
         ADDRESS(1)                  TRUST              SERVED                     DURING PAST 5 YEARS
------------------------------ ------------------- ------------------ ----------------------------------------------
Susan B. McGee                 Executive Vice      1997 to present    President and General Counsel of the
(46)                           President,                             Adviser. Since September 1992. Ms. McGee has
                               Secretary,                             served and continues to serve in various
                               General Counsel                        positions with the Adviser, its
                                                                      subsidiaries, and the investment companies
                                                                      it sponsors.
------------------------------ ------------------- ------------------ ----------------------------------------------
Catherine A. Rademacher (46)   Treasurer           2004 to present    Chief Financial Officer of the Adviser since
                                                                      August 2004. Controller of the Adviser from
                                                                      April 2004 until August 2004. Associate with
                                                                      Resources Connection from July 2003 to
                                                                      February 2004. Recruiting Manager with
                                                                      Robert Half International from November 2002
                                                                      to June 2003. Controller of Luby's Inc. from
                                                                      June 2000 to October 2002. Assistant
                                                                      Controller of Hunt Building Corp. from April
                                                                      1995 to October 1998.
--------------------------------------------------------------------------------------------------------------------

(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

--------------------------------------------------------------------------------------------------------------------

The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants; and providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held three meetings during the fiscal period ended October 31, 2005.


                                                        OWNERSHIP OF THE FUNDS

As of December 31, 2005, each Trustee beneficially owned that amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.

---------------------------------------- -------------------------------- ------------------------------------------
            NAME OF TRUSTEE                  DOLLAR RANGE OF EQUITY           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                                         SECURITIES IN THE FUND HELD AS    COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                                                  OF 12/31/2005                    OF INVESTMENT COMPANIES
---------------------------------------- -------------------------------- ------------------------------------------
INTERESTED TRUSTEE
---------------------------------------- -------------------------------- ------------------------------------------
    Frank E. Holmes                      $                                $
---------------------------------------- -------------------------------- ------------------------------------------
NON-INTERESTED TRUSTEES                  $                                $
    J. Michael Belz                      $                                $
    Richard E. Hughs                     $                                $
    Clark R. Mandigo                     $                                $
---------------------------------------- -------------------------------- ------------------------------------------

The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal period ended October 31, 2005. As shown in the table, the Trust is not responsible for the compensation of the interested trustee of the Trust.

                                                             COMPENSATION
--------------------------------------- --------------------------------- ------------------------------------------
          NAME AND POSITION               TOTAL COMPENSATION FROM U.S.    TOTAL COMPENSATION FROM U.S. GLOBAL FUND
                                               ACCOLADE FUNDS (2)               COMPLEX (1) TO BOARD MEMBERS
--------------------------------------- --------------------------------- ------------------------------------------

INTERESTED TRUSTEE
--------------------------------------- --------------------------------- ------------------------------------------
Frank E. Holmes, Trustee, Chief
Executive Officer, President            $0                                $0
NON-INTERESTED TRUSTEES
J. Michael Belz, Trustee                $                                 $
Richard E. Hughs, Trustee               $                                 $
Clark R. Mandigo, Trustee               $                                 $
--------------------------------------- --------------------------------- ------------------------------------------
Charles Lutter, Jr., Chief Compliance
Officer                                 $                                 $
--------------------------------------------------------------------------------------------------------------------

(1) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2005. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo served on the boards of all thirteen fund portfolios. Mr. Belz was elected to the Board of Trustees of the U.S. Global Investors Funds
    effective November 1, 2005.  Dr. Hughs served on the board of four fund portfolios.

(2) Includes compensation related to four fund portfolios.

--------------------------------------------------------------------------------------------------------------------

                                 CODE OF ETHICS

The Trust, the Adviser, the Subadviser and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS PROXY VOTING GUIDELINES SUMMARY and CONCISE GLOBAL PROXY VOTING GUIDELINES. The Board also directed the Adviser and subadvisers to monitor proxy-voting issues and provide any recommendations to the Board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser or subadvisers, vote contrary to the ISS recommendation, if it determines it would be in the best interest of a fund to do so.


VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The

Compliance Director will forward to each applicable subadviser ISS's vote recommendation for a fund for the subadviser to monitor.


                      ISS PROXY VOTING GUIDELINES SUMMARY

The following is a summary of ISS's proxy voting policy guidelines.

1. OPERATIONAL ITEMS
Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying  Auditors
Vote FOR  proposals to ratify  auditors,  unless any of the following  apply:
    o An auditor has a financial interest in or association with the company, and is therefore not independent,
    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or
    o Fees for non-audit services ("Other" fees) are excessive.

Non-audit  fees  are  excessive  if:
Non-audit ("other") fees >audit fees +audit-related fees + tax compliance/ preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal,any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
    o Composition of the board and key board committees;
    o Attendance at board and committee meetings;
    o Corporate governance provisions and takeover activity;
    o Disclosures under Section 404 of Sarbanes-Oxley Act;
    o Long-term company performance relative to a market and peer index;
    o Extent of the director's investment in the company;
    o Existence of related party transactions;
    o Whether the chairman is also serving as CEO;
    o Whether a retired CEO sits on the board;
    o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
    o Sit on more than six public company boards;
    o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
    o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
    o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
    o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
    o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
    o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
    o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
    o A Russell 3000 company underperformed its industry group (GICS group).
      The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year
      TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
    o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
    o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
    o  The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
    o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
    o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
    o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
    o The company fails to submit one-time transfers of stock options to a shareholder vote;
    o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
    o The company has poor compensation practices, which include, but are not limited to:
        - Egregious employment contracts including excessive severance provisions; Excessive perks that dominate compensation;
        - Huge bonus payouts without justifiable performance linkage;
        - Performance metrics that are changed during the performance period;
        - Egregious SERP (Supplemental Executive Retirement Plans) payouts;
        - New CEO with overly generous new hire package;
        - Internal pay disparity;
        - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)
    o    Employee of the company or one of its affiliates; (1)
    o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
    o    Listed as a Section 16 officer; (2)
    o    Current interim CEO;
    o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
    o    Board attestation that an outside director is not independent;
    o    Former CEO of the company;
    o    Former CEO of an acquired company within the past five years;
    o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)
    o Former executive of the company, an affiliate or an acquired firm within the past five years;
    o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
    o Executive, former executive, general or limited partner of a joint venture or partnership with the company;
    o    Relative (4) of a current employee of company or its affiliates;
    o Relative (4) of former executive, including CEO, of company or its affiliate within the last five years;
    o Currently provides (or a relative provides)professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
    o Employed by (or a relative is employed by) a significant customer or supplier; (5)
    o Has (or a relative has) any transactionalrelationship with the company or its affiliates excluding investments in the company through a private placement; (5)
    o Any material financial tie or other related party transactional relationship to the company;
    o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
    o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)
    o    Founder (7) of the company but not currently an employee;
    o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments(5) from the company or its affiliates. (1)

Independent Outside Director (IO)
    o    No material (8) connection to the company other than a board seat.

--------------------------------------------------------------------------------
Footnotes:

1 "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 "Executives" (officers subject to Section
16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function). 3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.
5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship(financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
    o  the presence of a majority threshold voting standard;
    o  a proxy access provision in the company's bylaws or governance documents;
       or
    o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

    o  Annually elected board;
    o  Two-thirds of the board composed of independent directors;
    o  Nominating committee composed solely of independent directors;
    o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
    o Ability of shareholders to call special meetings or act by written consent with 90 days' notice; o Absence of superior voting rights for one or more classes of stock; o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
    o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
    o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
    o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
    o  If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
    o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:
        - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
        - Serves as liaison between the chairman and the independent directors,
        - Approves information sent to the board,
        - Approves meeting agendas for the board,

        - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
        - Has the authority to call meetings of the independent directors,
        - If requested by major shareholders, ensures that he is available for consultation and direct communication;
     o  Two-thirds independent board;
     o  All-independent key committees;
     o  Established governance guidelines;
     o  The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

    o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
    o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status; o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
    o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
    o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

    o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
    o Effectively disclosed information with respect to this structure to its shareholders;
    o Company has not ignored majority supported shareholder proposals or a majority
WITHHOLD on a director nominee; and o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
    o Long-term financial performance of the target company relative to its industry;
    o  Management's track record;
    o  Background to the proxy contest;
    o  Qualifications of director nominees (both slates);
    o Strategic plan of dissident slate and quality of critique against management;
    o Likelihood that the proposed goals and objectives can be achieved (both slates);
    o  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
    o  Shareholders  have approved  the  adoption  of the plan;  or
    o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
    o  No lower than a 20% trigger, flip-in or flip-over;
    o  A term of no more than three years;
    o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
    o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS
Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

    o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

    o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

    o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

    o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

    o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

    o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
    o  Purchase price;
    o  Fairness opinion;
    o  Financial and strategic benefits;
    o  How the deal was negotiated;
    o  Conflicts of interest;
    o  Other alternatives for the business;
    o  Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
    o  Impact on the balance sheet/working capital;
    o  Potential elimination of diseconomies;
    o  Anticipated financial and operating benefits;
    o  Anticipated use of funds;
    o  Value received for the asset;
    o  Fairness opinion;
    o  How the deal was negotiated;
    o  Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or "conditional" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues; o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
    o  The reasons for the change;
    o  Any financial or tax benefits; o Regulatory benefits;
    o  Increases in capital structure;
    o  Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");
    o  Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts,  and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:
    o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
    o  Cash-out value;
    o Whether the interests of continuing and cashed-out shareholders are balanced;and
    o  The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
    o  Percentage of assets/business contributed;

    o  Percentage ownership;
    o  Financial and strategic benefits;
    o  Governance structure;
    o  Conflicts of interest;
    o  Other alternatives;
    o  Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
    o  Management's efforts to pursue other alternatives;
    o  Appraisal value of assets;and
    o  The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
    o  Dilution to existing shareholders' position;
    o  Terms of the offer;
    o  Financial issues;
    o  Management's efforts to pursue other alternatives;
    o  Control issues;
    o  Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
    o  Tax and regulatory advantages;
    o  Planned use of the sale proceeds;
    o  Valuation of spinoff;
    o  Fairness opinion;
    o  Benefits to the parent company;
    o  Conflicts of interest;
    o  Managerial incentives;
    o  Corporate governance changes;
    o  Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
    o  Prolonged poor performance with no turnaround in sight;
    o  Signs of entrenched board and management;
    o  Strategic plan in place for improving value;
    o  Likelihood of receiving reasonable value in a sale or dissolution; and
    o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6.  STATE  OF  INCORPORATION
Control  Share  Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time(between 18 months and 24 months)prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE
Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
    o  Rationale;
    o Good performance with respect to peers and index on a five-year total shareholder return basis;
    o  Absence of non-shareholder approved poison pill;
    o  Reasonable equity compensation burn rate;
    o  No non-shareholder approved pay plans; and
    o  Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
   o It is intended for financing purposes with minimal or no dilution to current shareholders;
   o It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
    o  More simplified capital structure;
    o  Enhanced liquidity;
    o  Fairness of conversion terms;
    o  Impact on voting power and dividends;
    o  Reasons for the reclassification;
    o  Conflicts of interest; and
    o  Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
    o  Adverse governance changes;
    o  Excessive increases in authorized capital stock;
    o  Unfair method of distribution;
    o  Diminution of voting rights;
    o  Adverse conversion features;
    o  Negative impact on stock option plans; and
    o  Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
   o  The total cost of the company's equity plans is unreasonable;
   o The plan expressly permits the repricing ofstock options without prior shareholder approval;
   o  There is a disconnect between CEO pay and the company's performance;
   o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
   o  The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of  Equity  Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
    o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);
    o  the main source of the pay increase (over half) is equity-based, and
    o  the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of
improved  committee  performance.   This  evidence  must  go  beyond  the  usual
compensation committee report disclosure. This additional evidence necessary includes all of the following:

    o The compensation committee has reviewed all components of the CEO's compensation, including the following:
        - Base salary, bonus, long-term incentives;
        - Accumulative realized and unrealized stock option and restricted stock gains;
        - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
        - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;
        - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

     o A tally sheet with all the above components should be disclosed for the following termination scenarios:
         -  Payment if termination occurs within 12 months: $_____;
         -  Payment if "not for cause" termination occurs within 12 months:
            $_____;
        -   Payment if "change of control" termination occurs within 12 months:
            $_____.

    o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal period. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

     o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers.Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options(1)or performance-accelerated grants.(2) Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

    o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.
If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.





----- (1) Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance. (2) Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

 2006 Proxy Season Burn Rate Table

                                               Russell 3000                       Non-Russell 3000
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
1010       Energy                              1.53%     0.96%       2.50%         2.03%    2.53%      4.56%
---------------------------------------------------------------------------------- --------------------------
1510       Materials                           1.37%     0.74%       2.11%         2.15%    2.01%      4.16%
---------------------------------------------------------------------------------- --------------------------
2010       Capital Goods                       1.84%     1.09%       2.93%         2.74%    2.63%      5.37%
---------------------------------------------------------------------------------- -------------------------0
2020       Commercial Services & Supplies      2.73%     1.60%       4.33%         3.43%    4.18%      7.61%
---------------------------------------------------------------------------------- -------------------------0
2030       Transportation                      1.76%     1.71%       3.47%         2.18%    2.12%      4.30%
---------------------------------------------------------------------------------- -------------------------0
2510       Automobiles & Components            1.97%     1.27%       3.24%         2.23%    2.29%      4.51%
-------------------------------------------------------------------------------------------------------------
2520       Consumer Durables & Apparel         2.04%     1.22%       3.26%         2.86%    2.48%      5.35%-
---------------------------------------------------------------------------------- --------------------------
2530       Hotels Restaurants & Leisure        2.22%     1.09%       3.31%         2.71%    2.46%      5.17%-
---------------------------------------------------------------------------------- --------------------------
2540       Media                               2.14%     1.24%       3.38%         3.26%    2.52%      5.77%
---------------------------------------------------------------------------------- --------------------------
2550       Retailing                           2.54%     1.59%       4.12%         4.01%    4.03%      8.03%
---------------------------------------------------------------------------------- --------------------------
3010,      Food & Staples Retailing            1.82%     1.31%       3.13%         2.20%    2.79%      4.99%
3020, 3030
---------------------------------------------------------------------------------- -------------------------
3510       Health Care Equipment & Services    3.20%     1.71%       4.91%         4.33%    3.20%      7.53%
---------------------------------------------------------------------------------- --------------------------
3520       Pharmaceuticals & Biotechnology     3.70%     1.87%       5.57%         5.41%    4.74%      10.15%
---------------------------------------------------------------------------------- --------------------------
4010       Banks                               1.46%     1.00%       2.46%         1.38%    1.42%      2.79%
---------------------------------------------------------------------------------- --------------------------
4020       Diversified Financials              3.00%     2.28%       5.28%         4.46%    4.01%      8.47%
---------------------------------------------------------------------------------- --------------------------
4030       Insurance                           1.52%     1.04%       2.56%         2.25%    2.85%      5.10%
---------------------------------------------------------------------------------- --------------------------
4040       Real Estate                         1.30%     1.01%       2.31%         1.12%    1.67%      2.79%
---------------------------------------------------------------------------------- --------------------------
4510       Software & Services                 5.02%     2.98%       8.00%         6.92%    6.05%      12.97%
---------------------------------------------------------------------------------- --------------------------
4520       Technology Hardware & Equipment     3.64%     2.48%       6.11%         4.73%    4.02%      8.75%
---------------------------------------------------------------------------------- --------------------------
4530       Semiconductors & Semiconductor
           Equip.                              4.81%     2.86%       7.67%         5.01%    3.06%      8.07%
---------------------------------------------------------------------------------- --------------------------
5010       Telecommunication Services          2.31%     1.61%       3.92%         3.70%    3.41%      7.11%
---------------------------------------------------------------------------------- --------------------------
5510       Utilities                           0.94%     0.62%       1.56%         2.11%    4.13%      6.24%
---------------------------------------------------------------------------------- --------------------------

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal periods as follows:

---------------------------------- ------------------------------- ------------------------------------------
Characteristics                    Annual Stock Price Volatility   PREMIUM
---------------------------------- ------------------------------- ------------------------------------------
High annual volatility             53% and higher                  1 full-value award for 1.5 option shares
---------------------------------- ------------------------------- ------------------------------------------
Moderate annual volatility         25% - 52%                       1 full-value award for 2.0 option shares
---------------------------------- ------------------------------- ------------------------------------------
Low annual volatility              Less than 25%                   1 full-value award for 4.0 option shares
---------------------------------- ------------------------------- ------------------------------------------

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
    o  Egregious employment contracts including excessive severance provisions;
    o  Excessive perks that dominate compensation;
    o  Huge bonus payouts without justifiable performance linkage;
    o  Performance metrics that are changed during the performance period;
    o  Egregious SERP (Supplemental Executive Retirement Plans) payouts;
    o  New CEO with overly generous hiring package;
    o  Internal pay disparity;
    o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN EVALUATIONS:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling  Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
    o Director stock ownership guidelines with a minimum of three times the annual cash retainer.
    o  Vesting schedule or mandatory holding/deferral period:
        - A minimum vesting of three years for stock options or restricted stock; or
        - Deferred stock payable at the end of a three-year deferral period.
    o  Mix between cash and equity:
        - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
        - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
    o No retirement/benefits and perquisites provided to non-employee directors; and
    o Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal period in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:


------------------------------------- ----------------------------------- -----------------------------------
Component                             Amount Earned/Granted               Description
------------------------------------- ----------------------------------- -----------------------------------
Base Salary                           Current figure                      Explanation of any increase in base
                                                                          salary
------------------------------------- ----------------------------------- -----------------------------------
Annual Incentive                      Target:                             Explanation of specific performance
                                      Actual earned:                      measures and actual deliverables.

                                                                          State amount tied to actual
                                                                          performance.

                                                                          State any discretionary bonus.
------------------------------------- ----------------------------------- -----------------------------------
Stock Options                         Number granted:                     Rationale  for   determining   the
                                      Exercise price:                     number of stock options  issued to
                                      Vesting:                            CEO.
                                      Grant value:                        Accumulated dividend equivalents
                                                                          (if any).
------------------------------------- ----------------------------------- -----------------------------------
Restricted Stock                      Number granted:                     Performance based or time based.
                                      Vesting:
                                      Grant value:                        Rationale  for   determining   the
                                                                          number of restricted  stock issued
                                                                          to CEO.

                                                                          Accumulated dividends on vested and
                                                                          and unvested portion.
------------------------------------- ----------------------------------- -----------------------------------
Performance Shares                    Minimum:                            Explanation of specific
                                      Target:                             performance  measures  and  actual

Component                             Amount Earned/Granted               Description

                                      Maximum:                            deliverables.
                                      Actual earned:
                                      Grant value:                        Any dividends on unearned
                                                                          performance shares.
------------------------------------- ----------------------------------- -----------------------------------
Deferred compensation                 Executive portion:                  Provide  structure  and  terms  of
                                      Company match (if any):             program.

                                      Accumulated executive portion:      Explanation of interest, formulas
                                      Accumulated company match  (if      formulas, minimum  guarantees or
                                      any):                               multipliers on deferred
                                                                          compensation.

                                                                          Any holding periods on the company
                                                                          match portion.

                                                                          Funding mechanism
------------------------------------- ----------------------------------- -----------------------------------
Supplemental retirement benefit       Actual projected payment            Provide structure and terms of
                                      obligations                         program.


                                                                          Explanation of formula, additional
                                                                          credits for years not worked,
                                                                          multipliers  or  interest on SERPs.


                                                                          Funding mechanism.
------------------------------------- ----------------------------------- -----------------------------------
Executive perquisites                 Breakdown of the market value of    The types of perquisites provided.
                                      various perquisites                 Examples: company aircraft, company
                                                                          cars, etc.
------------------------------------- ----------------------------------- -----------------------------------
Gross-ups (if any)                    Breakdown  of  gross-ups  for  any
                                      pay component
------------------------------------- ----------------------------------- -----------------------------------
Severance associated with             Estimated payout amounts for         Single trigger or double trigger.
change-in-control                     cash, equity and benefits
------------------------------------- ----------------------------------- -----------------------------------
Severance (Termination scenario       Estimated payout amounts for cash,
under "for cause" and "not for        equity and benfits under different
cause")                               scenarios
------------------------------------- ----------------------------------- -----------------------------------
Post retirement package               Estimated value of consulting
                                      agreement  and continuation of
                                      benefits
------------------------------------- ----------------------------------- -----------------------------------
Estimated Total Package               $
------------------------------------- ----------------------------------- -----------------------------------

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
    o  Purchase price is at least 85 percent of fair market value;
    o  Offering period is 27 months or less; and
    o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

    o  Purchase price is less than 85 percent of fair market value; or
    o  Offering period is greater than 27 months; or
    o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
    o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
    o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
    o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
    o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
    o  Historic trading patterns;
    o  Rationale for the repricing;
    o  Value-for-value exchange;
    o  Treatment of surrendered options;
    o  Option vesting;
    o  Term of the option;
    o  Exercise price;
    o  Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
    o Executive officers and non-employee directors are excluded from participating;
    o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
    o There is a two-year minimum holding period for sale proceeds (cash or stock)for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION
Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
    o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
    o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal period.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
    o  The triggering mechanism should be beyond the control of management;
    o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
    o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
    o The company is conducting animal testing programs that are unnecessary or not required by regulation;
    o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
    o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance;
    o The company's standards are comparable to or better than those of peer firms; and
    o There are no serious controversies surrounding the company's treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
    o  The existing level of disclosure on pricing policies;
    o  Deviation from established industry pricing norms;
    o The company's existing initiatives to provide its products to needy consumers;
    o  Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
    o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;
    o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;
    o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
    o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:
    o The nature and size of the company's operations in Sub-Saharan Africa and the numberof local employees;
    o The company's existing healthcare policies, including benefits and healthcare access for local workers;
    o  Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
    o Whether the company has adequately disclosed the financial risks of its subprime business;
    o Whether the company has been subject to violations of lending laws or serious lending controversies;
    o  Peer companies' policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o  Whether the company complies with all local ordinances and regulations;
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;
    o  The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
    o  Whether the company has gone as far as peers in restricting advertising;
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
    o  Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o  The percentage of the company's business affected;
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
    o  The percentage of the company's business affected;
    o  The feasibility of a spin-off;
    o  Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
    o  Current regulations in the markets in which the company operates;
    o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
    o  The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
    o New legislation is adopted allowing development and drilling in the ANWR region;
    o  The company intends to pursue operations in the ANWR; and
    o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
    o Environmentally conscious practices of peer companies, including endorsement of CERES;
    o  Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
    o The company has publicly disclosed guidelines for its corporate and contract farming operations,including compliance monitoring; or
    o  The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
    o  The feasibility of financially quantifying environmental risk factors;
    o The company's compliance with applicable legislation and/or regulations regarding environmental performance;
    o  The costs associated with implementing improved standards;
    o The potential costs associated with remediation resulting from poor environmental performance; and
    o The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
    o  The company does not maintain operations in Kyoto signatory markets;
    o The company already evaluates and substantially discloses such information; or,
    o Greenhouse gas emissions do not significantly impact the company's core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

    o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
    o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
    o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
    o The company does not currently have operations or plans to develop operations in these protected regions; or,
    o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o  The nature of the company's business and the percentage affected;
    o  The extent that peer companies are recycling;
    o  The timetable prescribed by the proposal;
    o  The costs and methods of implementation;
    o Whether the company has a poor environmental track record, such as violations of federaland state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
    o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
    o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities; and
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees(PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:
    o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and
    o  The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
    o  The relevance of the issue to be linked to pay;
    o The degree that social performance is already included in the company's pay structure and disclosed;
    o The degree that social performance is used by peer companies in setting pay;
    o Violations or complaints filed against the company relating to the particular social performance measure;
    o Artificial limits sought by the proposal, such as freezing or capping executive pay
    o  Independence of the compensation committee;
    o  Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
    o  Risks associated with certain international markets;
    o  The utility of such a report to shareholders;
    o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
China Principles
Vote AGAINST proposals to implement the China Principles unless:
    o There are serious controversies surrounding the company's China operations; and
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o  The nature and amount of company business in that country;
    o  The company's workplace code of conduct;
    o  Proprietary and confidential information involved;
    o  Company compliance with U.S. regulations on investing in the country;
    o  Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
    o  Agreements with foreign suppliers to meet certain workplace standards;
    o  Whether company and vendor facilities are monitored and how;
    o  Company participation in fair labor organizations;
    o  Type of business;
    o  Proportion of business conducted overseas;
    o  Countries of operation with known human rights abuses;
    o Whether the company has been recently involved in significant labor and human rights controversies or violations;
    o  Peer company standards and practices;
    o  Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
     o The company does not operate in countries with significant human rights violations;
     o  The company has no recent human rights controversies or violations; or
     o The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o  Company compliance with or violations of the Fair Employment Act of 1989;
    o Company antidiscrimination policies that already exceed the legal requirements;
    o  The cost and feasibility of adopting all nine principles;
    o  The cost of duplicating efforts to follow two sets of standards
       (Fair Employment and the MacBride Principles);
    o  The potential for charges of reverse discrimination;
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
    o  The level of the company's investment in Northern Ireland;
    o  The number of company employees in Northern Ireland;
    o  The degree that industry peers have adopted the MacBride Principles;
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o  Whether the company has in the past manufactured landmine components;
    o  Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o  What weapons classifications the proponent views as cluster bombs;
    o Whether the company currently or in the past has manufactured cluster bombs or their components;
    o  The percentage of revenue derived from cluster bomb manufacture;
    o  Whether the company's peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
    o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
    o  Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless: o The information is already publicly available; or o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
Board Diversity
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business; or
    o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
    o  The degree of board diversity;
    o  Comparison with peer companies;
    o  Established process for improving board diversity;
    o  Existence of independent nominating committee;
    o  Use of outside search firm;
    o  History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
    o  The company has well-documented equal opportunity programs;
    o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
    o  The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o  The composition of senior management and the board is fairly inclusive;
    o The company has well-documented programs addressing diversity initiatives and leadership development;
    o The company already issues public reports on its company-wide affirmativ initiatives and provides data on its workforce diversity; and
    o The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
    o  Past performance as a closed-end fund;
    o  Market in which the fund invests;
    o  Measures taken by the board to address the discount; and
    o Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
    o  Past performance relative to its peers;
    o  Market in which fund invests;
    o  Measures taken by the board to address the issues;
    o Past shareholder activism, board activity, and votes on related proposals;
    o  Strategy of the incumbents versus the dissidents;
    o  Independence of directors;
    o  Experience and skills of director candidates;
    o  Governance profile of the company;
    o  Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
    o  Proposed and current fee schedules;
    o  Fund category/investment objective;
    o  Performance benchmarks;
    o  Share price performance as compared with peers;
    o  Resulting fees relative to peers;
    o  Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
    o  Stated specific financing purpose;
    o  Possible dilution for common shares;
    o  Whether the shares can be used forantitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
    o  Potential competitiveness;
    o  Regulatory developments;
    o  Current and potential returns; and

    o  Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
    o  The fund's target investments;
    o  The reasons given by the fund for the change; and
    o  The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors: o Political/economic changes in the target market;
    o  Consolidation in the target market; and
    o  Current asset composition.

Change in Fund's Subclassification
Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:
    o  Potential competitiveness;
    o  Current and potential returns;
    o  Risk of concentration;
    o  Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
    o  Strategies employed to salvage the company;
    o  The fund's past performance;
    o  The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
    o  The degree of change implied by the proposal;
    o  The efficiencies that could result;
    o  The state of incorporation;
    o  Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
    o Removal of shareholder approval requirement for amendments to the new declaration of trust;
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
    o Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
    o  Regulations of both states;

    o  Required fundamental policies of both states;
    o  The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
    o  Fees charged to comparably sized funds with similar objectives;
    o  The proposed distributor's reputation and past performance;
    o  The competitiveness of the fund in the industry;
    o The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
    o  Resulting fee structure;
    o  Performance of both funds;
    o  Continuity of management personnel;
    o  Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
    o  Performance of the fund's Net Asset Value (NAV);
    o  The fund's history of shareholder relations;
    o  The performance of other funds under the advisor's management.


                         PRINCIPAL HOLDERS OF SECURITIES

As of January 31, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the fund. As of January 31, 2006, no person owned of record, or beneficially, more than 5% of the outstanding shares of the fund.


                          INVESTMENT ADVISORY SERVICES

The fund's investment adviser is U.S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, and amended November 15, 1996. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, and Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than _____% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and Trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for a part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

MANAGEMENT FEES

For the fiscal periods shown below, the fund paid the Adviser the following advisory fees:

                     FISCAL PERIOD                  MANAGEMENT FEE
             Period ended October 31, 2005            xxxxxxx
             Period ended October 31, 2004           $132,133
             Period ended October 31, 2003           $109,814


For the services of the Adviser, the fund pays a management fee at an annual rate of 1.00% based on average net assets. Fees are accrued daily and paid monthly.

The Trust pays all other expenses for its operations and activities. The fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and Trustee meetings, expenses of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specified.

The Trust and the Adviser, in connection with the fund, have entered into a sub-advisory agreement with Leeb Capital Management, Inc. (Subadviser). In connection with such services, the Adviser pays the Subadviser; therefore, the fund is not responsible for the Subadviser's fee. The management fee paid to the Subadviser is paid by the Adviser out of its management fee and does not increase the expenses of the fund. The Adviser pays the

Subadviser 50 percent of the one percent management fee received from the fund net of any mutually agreed upon fee waivers, expense caps and reimbursements, if any. In addition, the Adviser and the Subadviser will share expenses associated with marketing the fund's shares equally to the extent such marketing expenses exceed the 12b-1 plan expenditures by the fund.

For the fiscal periods shown below, the Adviser paid the Subadviser the following subadviser fees:

                     FISCAL PERIOD              SUBADVISER FEE
             Period ended October 31, 2005          xxxxxxx
             Period ended October 31, 2004          $66,067
             Period ended October 31, 2003          $54,907

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was submitted for approval by shareholders of the fund at the initial meeting of shareholders. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually by (i) a vote of a majority of the outstanding voting securities of the fund (as defined in the Investment Company Act of 1940 (1940 Act) or by the Board of Trustees of the Trust, and
(ii) a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

In addition to advising client accounts, the Adviser invests in securities for its own account. The Adviser has adopted policies and procedures intended to minimize or avoid potential conflicts with its clients when trading for its own account. The Adviser's investment objective and strategies are different from those of its clients, emphasizing venture capital investing, private placement arbitrage, and speculative short-term trading. The Adviser uses a diversified approach to venture capital investing. Investments typically involve early-stage businesses seeking initial financing as well as more mature businesses in need of capital for expansion, acquisitions, management buyouts, or recapitalizations. In general, the Adviser invests in start-up companies in the natural resources or technology fields.

Subadviser Disciplinary History. Dr. Leeb and the Subadviser have consented to, without admitting or denying any of the charges, two SEC orders. The order dated January 16, 1996, related to certain advertisements for a newsletter edited by Dr. Leeb. Dr. Leeb was neither the owner nor the publisher of the newsletter. The order dated July 4, 1995, related to certain recordkeeping requirements and requirements governing client solicitations. Considered jointly, the orders allege that Dr. Leeb and other respondents willfully violated, or aided and abetted violations of various provisions of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, and the Advisers Act of 1940. Dr. Leeb and the other respondents agreed to certain remedial sanctions including censure, cease and desist orders, payment of civil money penalties, and the implementation of certain procedures to ensure their compliance with the federal securities laws. Neither the MegaTrends Fund nor the predecessor fund was a party to either proceeding.

Three states issued orders against the Subadviser for conducting advisory business in their states without prior registration as an investment adviser. The Subadviser agreed to cease and desist such practice, paid fines, and registered in each state.

                                PORTFOLIO MANAGER

COMPENSATION FOR PORTFOLIO MANAGER. Compensation for the Portfolio Manager as of October 31, 2005, consists of the following:

BASE SALARY. Dr. Leeb is paid a base salary by the Subadviser that is competitive in light of the portfolio manager's experience and responsibilities.


PORTFOLIO   MANAGER:    DR. STEPHEN LEEB

                                          NUMBER        TOTAL ASSETS        NUMBER OF            TOTAL ASSETS OF
                                            OF                           PERFORMANCE FEE         PERFORMANCE FEE
      TYPE OF ACCOUNT                    ACCOUNTS                            ACCOUNTS                ACCOUNTS
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Registered investment  companies                     $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Pooled investment vehicles                           $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------
Other accounts                              340      $                                         $
--------------------------------------- ------------ ------------------ ---------------------- --------------------------


Ownership of Securities

  ----------------------------- ------------------------------------------------
          NAME OF FUND             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                                              HELD AS OF 10/31/2005
  ----------------------------- ------------------------------------------------
  MegaTrends Fund
  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

  ----------------------------- ------------------------------------------------

                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Beginning September 3, 1998, U.S. Global Brokerage commenced marketing the fund and distributing the fund's shares pursuant to a Distribution Agreement between the Trust and U.S. Global Brokerage (Distribution Agreement). Under the Distribution Agreement, U.S. Global Brokerage may enter into agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing Prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and
(ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 20.0 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as the fund's dividend-paying agent. For the fiscal periods ended October 31, 2005, 2004, and 2003, the fund paid a total of _________,$27,242, and $25,462, respectively, for transfer agency fees and expenses.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provides the fund with bookkeeping, accounting and custody services and determines the daily net asset value. The fund paid Brown Brothers Harriman & Co. ________, $41,500, and $40,000 for the fiscal periods ended October 31, 2005, 2004,and 2003, respectively, for bookkeeping and accounting services. The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services. For the fiscal period ending October 31, 2005, the fund paid A&B Mailers, Inc. _________ for mail handling services.



                                DISTRIBUTION PLAN

In 1996, the fund adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of fund shares, including personal services provided to prospective and existing fund shareholders, which includes the costs of: printing and distribution of prospectuses and promotional materials, making slides and charts for presentations, assisting shareholders and prospective investors in understanding and dealing with the fund, and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets annually. For the fiscal period ended October 31, 2005, the fund paid a total of_______ in distribution fees. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods if the 0.25% limitation is never exceeded.

Expenses of the fund in connection with the Distribution Plan paid in the fiscal period ended October 31, 2005, are set forth in the table below.


ADVERTISING           PROSPECTUS        DISTRIBUTION      COMPENSATION TO       TRAVEL & PROMOTION      POSTAGE &
 & LITERATURE     PRINTING & MAILING        FEES          BROKER/DEALERS             EXPENSES            MAILING


The amount of unreimbursed expenses incurred under the Distribution Plan, which will be carried to future years is xxxxx or xxxx of net assets as of October 31, 2005. The fund is not legally obligated to pay any unreimbursed expenses if the Distribution Plan is terminated.

U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes have a direct or indirect financial interest in the operation of the fund's Distribution Plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties, there is reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated anytime by a majority vote of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.

                             BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Leeb Capital Management, Inc. (Subadviser) and are subject to review by the fund's Adviser and Board of Trustees. In the purchase and sale of portfolio securities, the Subadviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

For the fiscal periods shown below, the fund paid brokerage fees as follows:

                      FISCAL PERIOD                 BROKERAGE FEES

              Period ended October 31, 2005         xxxxxx
              Period ended October 31, 2004        $26,821
              Period ended October 31, 2003        $49,354

The fund has no obligation to deal with any broker or dealer in the execution of securities transactions. Affiliates of the fund or of the Subadviser may effect securities transactions that are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis.

The Subadviser may use research services provided by and place securities transactions with Leeb Brokerage Services, L.L.C., an affiliated broker-dealer of the Subadviser, if the commissions are fair, reasonable and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Leeb Brokerage Services, L.L.C. was established in April 1999.

During the fiscal periods shown below, the fund paid Brimberg Brokerage and Leeb Brokerage Services, L.L.C. the following commissions:

                    FISCAL PERIOD                 LEEB BROKERAGE      PERCENTAGE

              Period ended October 31,2005           xxxxxxxx            xxxxxx
              Period ended October 31, 2004                $0                0%
              Period ended October 31, 2003           $12,437               25%


During the period ended October 31, 2005, XXX% of the brokerage fees were paid to brokers or dealers who provided research services to the Subadviser.

The fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. In order for an affiliated broker to effect such transactions for the fund, the commissions, fees, or other remuneration received by such affiliated broker must be reasonable and fair, compared with the commissions, fees, or other remuneration paid to other brokers in comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period. This standard would allow the affiliated broker to receive no more than the remuneration that an unaffiliated broker would receive in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not "interested" Trustees, has adopted procedures that are reasonably designed to provide that any commissions, fees, or other remuneration paid to an affiliated broker are consistent with this standard. In addition, the Subadviser has represented no fund trades were executed through Leeb Brokerage Services, L.L.C. for the fiscal period ended October 31, 2005.

Generally, the fund attempts to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the fund may be purchased directly from the issuer. However, the Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange or quoted on Nasdaq or AMEX, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

The Adviser and Subadviser are specifically authorized to select brokers who also provide brokerage and research services to the fund and/or other accounts over which the Adviser or Subadviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser or Subadviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's or Subadviser's overall responsibilities with respect to the fund and to accounts over which they exercise investment discretion.

Research services include securities and economic analysis, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the fund and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the fund and the Adviser or Subadviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the fund effects securities transactions may be used by the Adviser or Subadviser in servicing all of its accounts and not all such services may be used by the Adviser or Subadviser in connection with the fund.


                    CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be restricted in any way as to resale or be otherwise illiquid;

2.   Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the New York Stock Exchange ( NYSE), or Nasdaq-American Stock Exchange (Nasdaq-AMEX);

4. Any securities so acquired by the fund will not comprise more than 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish (either in writing or by telephone) a list to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled Net Asset Value in the prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.



                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) when an emergency exists, as defined by the SEC, which makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

REDEMPTION IN KIND. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.


                                   TAX STATUS


TAXATION OF THE FUND - IN GENERAL. The fund qualifies and intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders if the fund distributes at least 90% of its netinvestment income and net short-term capital gain for the taxable year.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); and (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its capital gain net income for the twelve-month period ending October 31 of the calendar year, and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUND'S INVESTMENTS. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration. At October 31, 2005, the fund had capital loss carryovers of

__________ with an expiration date of October 31, 2010, and $__________ with an expiration date of October 31, 2011.

The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

TAXATION OF THE SHAREHOLDER. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November, or December and paid to shareholders of record in such a month, will be deemed to have been received December 31, if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U.S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain withrespect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

FOREIGN TAXES. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends, and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.



                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to sub-custody arrangements separately approved by the Trust.



                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.



                                  FUND COUNSEL

General Counsel to the Adviser, also serves as General Counsel to the Trust. The Adviser was reimbursed for in-house legal and internal administration services pertaining to the Trust during the period ended October 31, 2005, in the amounts of $39,312, and $19,222, respectively.



                        COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.



                              FINANCIAL STATEMENTS

The financial statements for the fiscal period ended October 31, 2005, are hereby incorporated by reference from the U.S. Global Accolade Funds 2005 Annual Report to Shareholders dated October 31, 2005. The Trust will promptly provide a copy of the financial statements, free of charge, upon request to: U.S. Global Investors, Inc., P.O. Box 781234, San Antonio, Texas 78278-1234, 1-800-873-8637
or (210) 308-1234.

================================================================================
PART C. OTHER INFORMATION (ITEMS 23 - 30)
================================================================================
                            PART C: OTHER INFORMATION


ITEM 23. EXHIBITS

The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a) 1. Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     2.   Amendment  No. 1 to the  Second  Amended  and  Restated  Master  Trust
          Agreement,    dated    May   16,    2002    (EDGAR    Accession    No.
          0000902042-04-000005).

     3.   Amendment  No. 2 to the  Second  Amended  and  Restated  Master  Trust
          Agreement,    dated   January   12,   2005   (EDGAR    Accession   No.
          0000902042-05-000004).


(b) By-laws incorporated by reference to initial registration dated April 15, 1993 (EDGAR Accession No. 0000902042-98-000006).

(c)  Instruments Defining Rights of Security Holders. Not applicable.

(d) 1. Advisory Agreement between Registrant and U.S. Global Investors, Inc., dated September 21, 1994, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated May 28, 1996 (EDGAR Accession No. 0000902042-96-000046).

     2. Amendment dated November 15, 1996, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add MegaTrends Fund, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

     3. Amendment dated February 28, 1997, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Regent Eastern European Fund, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A dated December 24, 1996 (EDGAR Accession No. 0000902042-96-000083).

     4. Amendment dated January 28, 2005, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Global Emerging Markets Fund (EDGAR Accession No. 0000902042-05-000006).

     5. Sub-Advisory Agreement among Registrant, U.S. Global Investors, Inc., and Bonnel, Inc. dated September 21, 1994, incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement on Form N-1A dated October 17, 1994 (EDGAR Accession No. 0000754811-95-000002).

     6. Sub-Advisory Agreement among Registrant, U.S. Global Investors, Inc., and Money Growth Institute, Inc. (now known as Leeb Capital Management, Inc.) dated November 15, 1996, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

     7. Sub-Advisory Agreement dated February 18, 2002, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital Limited incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated October 16, 2002 (EDGAR Accession No. 00000000754811-02-000019).

     8. Sub-Advisory Agreement dated September 4, 2003, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited (EDGAR Accession No. 0000902042-04-000005).

     9. Sub-Advisory Agreement dated January 28, 2005, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited (EDGAR Accession No. 0000902042-05-000006).

(e) 1.   Distribution Agreement dated September 3, 1998, between Registrant and
          U.S.   Global   Brokerage,   Inc.   incorporated   by   reference   to
          Post-Effective Amendment No. 15 to Registration Statement on Form N-1A dated March 1, 1999 (EDGAR Accession No. 0000902042-99-000003).

     2. Specimen Selling Group Agreement between principal underwriter and dealers incorporated by reference to Post-Effective Amendment No. 15 dated March 1, 1999, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-99-000003).

     3. Amendment dated September 30, 2004, to the Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. (EDGAR Accession No. 0000902042-05-000004).

     4. Specimen Dealer Agreement (Type 1) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).i.

     5. Specimen Bank/Trust Agreement (Type 1) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).(f)

     6. Specimen Dealer Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No. 0000902042-03-000002).

     7. Specimen Bank/Trust Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No. 0000902042-03-000002).

(f)  Bonus or Profit Sharing Contracts. Not applicable.

(g) 1. Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A dated January 29, 1998 (EDGAR Accession No. 0000902042-98-000006).

     2. Amendment dated May 14, 1999, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A dated February 29, 2000 (EDGAR Accession No. 0000902042-00-000004).

     3. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

     4. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).1.

     5.   Amendment  dated  February  16, 2001,  to Appendix B of the  Custodian
          Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A dated February 28, 2001 (EDGAR Accession No. 0000902042-01-500005).

     6. Amendment dated September 30, 2004, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. (EDGAR Accession No. 0000902042-05-000004).

(h) 1. Transfer Agent Agreement between Registrant and United Shareholder Services, Inc. dated December 15,2000, incorporated by reference to Post-Effective Amendment No18 to Registration Statement on Form N1- A dated February 28, 2001 (EDGAR Accession No. 0000902042-01-500005).

     2.   Amendment  dated  September  30,  2004,  to Transfer  Agent  Agreement
          between  Registrant  and  United  Shareholder  Services,   Inc.  dated
          December 15, 2000 (EDGAR Accession No. 0000902042-05-000004).

(i) Opinion and consent of Susan B. McGee, Esq., counsel to the Registrant, will be submitted with the 485(b) filing.

(j) Consent of independent auditor, KPMG LLP, will be submitted with the 485(b) filing.

(k)  Omitted Financial Statements. Not applicable.

(l)  Initial Capital Agreements. Not applicable.

(m) 1. Bonnel Growth Fund Distribution Plan pursuant to Rule 12b-1 adopted September 21, 1994, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     2. MegaTrends Fund Distribution Plan pursuant to Rule 12b-1 adopted May 22, 1996, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     3. Regent Eastern European Fund Distribution Plan pursuant to Rule 12b-1 adopted February 28, 1997, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     4. Global Emerging Markets Fund Distribution Plan pursuant to Rule 12b-1 adopted September 30, 2004 (EDGAR Accession No. 0000902042-05-000004).

(n)      Rule 18f-3 Plan. Not applicable.

(o)      Reserved.

(p) 1. Registrant's Code of Ethics, adopted May 22, 1996, amended August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000, (EDGAR Accession No. 0000902042-00-500002).

     2. Registrant's Code of Ethics, adopted May 22, 1996, amended January 28, 2005, incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A dated February 28, 2005, (EDGAR Accession No. 0000902042-05-000013).

(q) Power of Attorney dated December 18, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A dated December 30, 1998 (EDGAR Accession No. 0000902042-98-000044).


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.


ITEM 25. INDEMNIFICATION

Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, the Trust shall indemnify (from the assets of the Sub-Trust or class thereof or Sub-Trusts or classes thereof in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and
(ii) being referred to hereafter as ("Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct, may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the Covered Party ultimately will be found to be entitled to indemnification.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

     (b) The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

        Name and Principal          Positions and Offices         Positions and Offices
        Business Address            with Underwriter              with Registrant
----------------------------------------------------------------------------------------
        Shannon F. Neill            Director
        7900 Callaghan Road         President
        San Antonio, TX 78229

        Catherine A. Rademacher     Chief Financial Officer       Treasurer
        7900 Callaghan Road
        San Antonio, TX 78229

        Laura K. Bogert             Secretary                     Assistant Secretary
        7900 Callaghan Road
        San Antonio, TX 78229

     (c)  Not applicable





ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts and records maintained by the Registrant are kept at the Registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Accolade Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.


ITEM 29. MANAGEMENT SERVICES

Not applicable


ITEM 30. UNDERTAKINGS

Not applicable

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on the 29th day of December 2005.


                                           U.S. GLOBAL ACCOLADE FUNDS




                                           By:/s/Frank E. Holmes
                                              ----------------------------------
                                              Frank E. Holmes
                                              President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


            Signature                                Title                                        Date
-------------------------------------------------------------------------------------------------------------

* /s/ J. Michael Belz
--------------------------
J. Michael Belz                                 Trustee                                     December 29, 2005


* /s/ Richard E. Hughs
--------------------------
Richard E. Hughs                                Trustee                                     December 29, 2005


/s/Frank E. Holmes
--------------------------
Frank E. Holmes                                 Trustee, President,                         December 29, 2005
                                                Chief Executive Officer
                                                Chief Investment Officer

* /s/ Clark R. Mandigo
--------------------------
Clark R. Mandigo                                Trustee                                     December 29, 2005


/s/Susan B. McGee
--------------------------
Susan B. McGee                                  Executive Vice President                    December 29, 2005
                                                Secretary, General Counsel



*BY:   /s/Susan B. McGee
     -------------------------------
      Susan B. McGee
      Attorney-in-Fact under
      Power of Attorney Dated December 18, 1998
